PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Overview Of The Proposed Terms Of The Offer


($ in millions, except per share amounts)


Date of Initial Offer:                                                          March 16, 1998

Date of Revised Offer:                                                          June 25, 1998

Revised Offer Price Per Share:                                                  $18.75 in cash

Premium (Discount) to:
      Closing Price on June 24, 1998 ($16.19)                                   15.8%
      Closing Price on Last Business Day Before Initial Ofter (3/13/98-$13.88)  35.1%
      30-Day Average Closing Price through March 13, 1998 ($13.60)              37.9%
      52-Week Closing High (4/13/98-$17.94)                                     4.5%
      All-Time High (2/3/97-$21.00)                                             (10.7%)

% of Shares and Share Equivalents of Suds currently Owned by Trace:             41%(a)(11.5 million)

Form of Transaction:                                                            Going-Private transaction involving a Merger by and
                                                                                among Trace International Holdings, Inc. ("Trace"),
                                                                                a wholly-owned subsidiary of Trace and Foamex
                                                                                International Inc. ("Suds")


Total Equity Value:(b)                                                          $497.9

Consideration Payable To Shareholders Other Than Trace:(c)                      $282.7

Enterpnse Value (Total Equity Value Plus Net Debt Assumed):(d)                  $1,267.9

Surviving Entity:                                                               Suds

Necessary Approvals:                                                            Board of Directors and Stockholders of Suds
                                                                                (including Trace Shares)

Notes:
(a)  Based on total shares outstanding, warrants and options of 28.3 million
(b) Based on 26.5 million shares and share equivalents (as of 12/31/97) calculated using the Treasury Method (1.4 million options with an average exercise price of $7.08, 0.6 million warrants with an average exercise price of $11.52 and 1.2 million warrants with an average exercise price of $12.30 outstanding on 12/31/97)
(c) Includes cost to purchase shares not owned by Trace as well as to redeem all outstanding warrants and stock options
(d) Based on March 31, 1998 net debt (total debt less cash and promissory demand notes due from Trace) of $770.1 million


--------------------------------------------------------------------------------
June 25, 1998                1            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Beacon Has Conducted Due Diligence On Suds And The Trace Offer, Which Included:


|_| Multiple meetings and discussions with a broad group of Suds' senior management as well as Suds' independent public accountants and consultants

     o  Full review of Suds operations

     o  Review of acquisition and divestiture history

     o Review of actual and historical financial performance relative to budgets

     o Review of the Crain transaction, including integration plans and specific cost savings and reduction initiatives

     o Discussion of 1998 budget and forecast, as well as the five-year forecast for the Company

     o  Review of historical restructuring initiatives and one-time charges

|_|  A review of:

     o  The June 25, 1998 draft of the Merger Agreement

     o The Prospectus issued by the Company in connection with the initial public offering of its common stock in December 1993

     o Annual Reports to shareholders and Annual Reports on Form 10-K of the Company for the four years ended December 31, 1997

     o Certain interim reports to shareholders and Quarterly Reports on Form 10-Q

     o  Various other communications from the Company to its shareholders

     o Certain internal financial analyses and financial forecasts for the Company prepared by Suds Management, including those relating to the Company's December acquisition of Crain Industries, Inc. ("Crain"), the integration of Crain into the Company and the reorganization of the Company in 1998 following the acquisition of Crain


--------------------------------------------------------------------------------
June 25, 1998                2            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Beacon Has Conducted Due Diligence On Suds And The Trace Offer,
Which Included (Continued):


|_|  Tour of Company plants in

     o  Tupelo, Mississippi

     o  Santa Theresa, New Mexico

     o  Fairless Hills, Pennsylvania

     o  Eddystone, Pennsylvania

|_| Several meetings with Trace and Trace's legal and financial advisors and financing sources

     o  Discussion of Trace's motivation for making the offer

     o  Review of Trace's historical affiliation with the Company

     o  Review of inter-company transactions and arrangements

     o Review of financial forecasts for Suds prepared by Trace and provided to Trace's financing sources

     o  Examination of transaction structure and financing


--------------------------------------------------------------------------------
June 25, 1998                3            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Beacon's Due Diligence Included A Review Of Certain Key Areas Related To Suds' Historical And Prospective Financial Performance


|_|  Suds' historical and current product mix

|_|  Financial performance and position by business unit

|_|  One-time restructuring charges and other non-recurring items

|_|  Crain acquisition and projected synergies

     o Major acquisition of key competitor completed in December 1997 for $214 million

     o Incremental annual sales and EBITDA of $325 million and $29 million, respectively, before projected synergies

     o Forecast net cost savings synergies of approximately $26 million and $40 million in 1998 and 1999, respectively

|_| Management financial forecasts for the years 1998-2002 ("Suds Management Forecast" - see page 10)

     o Projected EBITDA of $180 million to $190 million in 1998 growing to $226 million in 2002 compared to cumulative pro forma 1997 EBITDA (excluding non-recurring charges) of $127 million for Suds and Crain combined

|_| Trace relationship with Suds, including the nature and impact of inter-company transactions

     o  Management fee of $3 million per year payable to Trace by Suds

     o Additional annual expenses for Suds of $4 million related to the New York office, the operation of which is intertwined with Trace's other activities

     o Total payments of $7 million have potential impact on equity share valuation in the range of up to $2 per Suds share, depending upon extent to which the expense would be incurred regardless of affiliation with Trace (calculated by applying a 7.0x multiple to the expense and dividing by 26.5 million fully-diluted shares)

     o Cost of operating Company-owned aircraft in 1998 budgeted at $3 million. Aircraft also used extensively by Trace executives

|_| Suds' historical and current position with respect to chemical raw materials and key suppliers of such materials


--------------------------------------------------------------------------------
June 25, 1998                4            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
The Trace Offer Has Been Made In The Midst Of A Major Repositioning Of Suds


|_| The offer comes following a lengthy period during which Suds' historical record has made it difficult for the equity market to assess the core earnings and future potential of the Company

     o Impact of acquisitions (Crain, Perfect Fit and JPS Automotive) as well as divestitures (Dalton, Perfect Fit and JPS Automotive - all sold between 1996 and 1997)

     o Numerous restructuring and one-time charges in each of the past several years

     o  Several major refinancings

     o  History of disappointing share price and EPS performance

     o  A number of changes in senior management

|_| In 1998, the Company has been restructured into four core SBUs to drive growth and enhance product development in Automotive Products, Technical Products, and International, and drive price realization and cost management in the mature Carpet Cushion and Foam Products business units

|_| The acquisition of Crain, a major competitor in certain key product areas, has provided Suds

     o Greater mass in the cushioning (bedding, furniture, fibers and packaging) and carpet cushioning markets

     o  Increased presence in the consumer products market

     o  Increased chemical purchasing power

     o  Opportunity to capture substantial cost savings

     o  Potentially more favorable long-term pricing opportunities


--------------------------------------------------------------------------------
June 25, 1998                5            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
The Trace Offer Has Been Made In The Midst Of A Major Repositioning Of Suds (Continued)


|_| One of the most favorable chemical raw material forward supply/demand dynamics in several years

     o North American TDI capacity is forecast to increase approximately 42% based on new Dow and BASF plants expected to come on stream in 1998 and 1999

     o Suds management's forecast of worldwide supply/demand figures for TDI and propylene oxide (precursor of polyols) shows significant reductions in capacity utilization:


(Millions of Pounds)

                                           TDI                                    Propylene Oxide
                           --------------------------------------        ------------------------------------
                           Forecast      Forecast      Capacity          Forecast     Forecast     Capacity
                           Capacity       Demand      Utilization        Capacity      Demand     Utilization
                           --------       ------      -----------        --------      ------     -----------
              1997           2,752        2,556           93%             10,100        9,500         94%
              1998           3,449        2,688           78%             10,800       10,000         93%
              1999           3,670        2,825           77%             11,800       10,100         86%
              2000           3,766        2,980           79%             12,500       11,000         88%


|_|  Potential new growth opportunities in the automotive business

     o Automotive sales forecast to grow from approximately $215 million in 1997 to $350 million in 1999. Annual sales growth between 1999 and 2002 forecast at 7%

|_|  Potential international expansion in Mexico

     o Sales growth in Mexico between 1997 and 1999 is forecast to more than double to approximately $80 million and the business is expected to achieve attractive levels of profitability


--------------------------------------------------------------------------------
June 25, 1998                6            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
This Repositioning, Suds' High Leverage, And Equity Analysts' View Of Suds' Near-Term Financial Prospects Provide The Framework For Valuing Suds


|_| The major repositioning of the Company is forecast by Suds Management to lead to significantly higher levels of profitability and cash flow generation in 1998 and beyond relative to latest twelve month results through March 31, 1998

|_| High leverage (i.e., net debt is currently approximately 66% of Suds' aggregate value) and the existence of a tax NOL carryforward make Aggregate Value to EBITDA and EBIT multiples especially important valuation parameters for Suds. These parameters, along with earnings per share-based valuation parameters, were considered by Beacon in its valuation of Suds

|_| It is unclear whether investors appreciate the potential significance and financial implications of the Crain transaction; current analyst consensus 1998 EPS estimates for Suds are in the range of $1.44 (current I/B/E/S - one analyst estimate) to $1.60 (current Nelson - one analyst estimate) per share versus $1.67(a) (at an EBITDA level of $180 million) to $1.90 per share(a) (at an EBITDA level of $190 million) projected by Suds Management. Current analyst consensus 1999 EPS estimates for Suds are $1.70 (current I/B/E/S and Nelson - one analyst for each) per share versus $2.17 per share(b) projected by Suds Management

Notes:
(a) Fully diluted EPS. Excludes non-recurring GFI transaction expenses of $.04 per share. (Corresponding basic EPS forecast before GFI transaction expenses is $1.77 and $2.01, respectively, at EBITDA levels of $180 million to $190 million)
(b) Fully diluted EPS


--------------------------------------------------------------------------------
June 25, 1998                7            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Other Considerations With Respect To Valuation


|_| Based on year-to-date results, Suds Management estimates it is on track to achieve Crain-related net cost savings synergies of approximately $26 million in 1998, and projects these synergies will increase to approximately $40 million in 1999. The Company may face execution risk in realizing these synergies

|_| The markets served by Suds are highly cyclical and the Company's business would be adversely impacted in an economic downturn. Suds Management does not account for any potential economic downturn over the five-year forecast period through 2002. A mitigating factor in a downturn is the fact that a high percentage of cost of goods sold are represented by raw material costs

|_| Suds operates in highly competitive market segments, all of which are served by numerous foam suppliers. This dynamic could lead to pricing pressures which could adversely impact profitability

|_| Potential increases in key chemical raw material prices as a result of changes in the supply/demand balance or other factors could adversely impact margins and profit/cash flow levels. A price increase has recently been announced by chemical producers effective July 1, 1998


--------------------------------------------------------------------------------
June 25, 1998                8            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Other Considerations With Respect To Valuation (Continued)


|_| While Automotive is expected to be a growth business, the Company's primary customers in this segment (e.g., Lear and JCI) have demonstrated a propensity to apply continuous pricing pressure on their suppliers and move business among suppliers on the basis of minor price differentials

|_| The general risk profile of Suds is exacerbated as it moves through its current inflection point by the fact that the Company's current senior management team is unproven as Suds has implemented numerous recent senior management changes (e.g., new Chairman/CEO, Chief Operating Officer and Chief Financial Officer appointed within the past year)

|_| The Company has reportedly been unsuccessful in prior efforts undertaken in recent years to sell itself. In addition, although we have not solicited third parties, no party has approached Beacon or the Special Committee since Trace made its initial offer on March 16, 1998 to express interest in pursuing an acquisition of the Company

|_| Trace, the holder of 46% of Suds' outstanding common stock, has expressed an unwillingness to sell its equity ownership interest in Suds


--------------------------------------------------------------------------------
June 25, 1998                9            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Historical And Forecast Financial Results


($ in millions, except per share amounts)


                                                     Suds(a)
                                         Fiscal Years Ended December 31,
                        ------------------------------------------------------------        1997
                         1993          1994         1995          1996         1997      Pro Forma(c)
                        ------        ------       ------        ------       ------     -----------
Net Sales               $695.8        $833.7       $862.8        $926.4       $931.1      $1,221.1
     % Growth             38.7%         19.8%         3.5%          7.4%         0.5%         31.8%
EBITDA                   $76.4        $102.3        $54.1        $117.3       $102.6        $126.8
     % Margin             11.0%         12.3%         6.3%         12.7%        11.0%         10.4%
     % Growth             32.7%         33.8%       (47.1%)       116.6%       (12.5%)        --

EBIT                     $45.8         $80.2        $30.8         $94.9        $80.6         $91.3
     % Margin              6.6%          9.6%         3.6%         10.2%         8.7%          7.5%
     % Growth             14.6%         75.0%       (61.5%)       207.8%       (15.1%)        --

Earnings Per Share      ($0.17)        $0.83       ($1.00)        $1.12        $0.73            NA
     % Growth               NM            NM           NM            NM        (34.5%)        --

                                           Suds Management Forecast(d)
                                         Fiscal Years Ending December 31,
                      --------------------------------------------------------------
                        1998           1999         2000         2001         2002
                      --------       --------     --------     --------     --------
Net Sales             $1,353.1       $1,487.6     $1.553.4     $1,622.9     $1,694.3
     % Growth             10.8%           9.0%         4.2%         4.5%         4.4%
EBITDA                  $190.1(c)      $201.4       $209.9       $217.8       $226.0
     % Margin             14.0%          13.5%        13.5%        13.4%        13.3%
     % Growth             49.9%           5.9%         4.2%         3.8%         3.8%

EBIT                    $155.3         $165.8       $173.5       $180.5       $187.8
     % Margin             11.5%          11.1%        11.2%        11.1%        11.1%
     % Growth             70.1%           6.8%         4.6%         4.0%         4.0%

Earnings Per Share       $1.90(f)       $2.17        $2.41        $2.67        $2.94
     % Growth            159.7%          14.7%        11.1%        10.6%        10.0%

Notes:
(a) All figures exclude one-time charges and credits and non-recurring items as identified by Suds' Management. Historical EPS figures are based on weighted average fully diluted shares outstanding
(b) Excludes "special charges" of $4.4 million ($4.0 million in COGS and $0.4 million in SG&A) which Suds Management considers non-recurring
(c) Pro forma to reflect full year of Suds, Crain and Simco (a small company acquired by Crain in 1997) and exclude Dalton (sold by Suds in October 1997)
(d) Suds Management five-year forecast for 1998 through 2002 provided to Beacon on May 15, 1998. Forecast EPS are fully diluted based on a $18.75 share price. Basic EPS would be approximately $0.10 to $0.15 higher in each year ($2.01 and $2.31 in 1998 and 1999, respectively)
(e) Suds Chairman, CEO and President Andrea Farace indicated to Beacon in a conversation on June 21st that he is "comfortable" with a 1998 EBITDA range of $180 to $190 million, with his best estimate for full year being in the low-$180 million range
(f) Excludes GFI transaction costs of $0.04 per share


--------------------------------------------------------------------------------
June 25, 1998               10            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Review Of Suds Actual Versus Budgeted Historical Financial Performance

                   Fiscal Year 1995       Variance:      Fiscal Year 1996       Variance:
                 --------------------     Budget to   ---------------------     Budget to
                  Budget      Actual       Actual       Budget      Actual        Actual
                  ------      ------       ------       ------      ------        ------
Net Sales         $947.0      $862.8         (9.8%)     $914.0      $926.4         1.3%
     % Growth         --         3.5%                     (3.5%)       7.4%

Gross Profit      $153.8      $100.7        (52.7%)     $155.3      $153.3        (1.3%)
     % Margin       16.2%       11.7%                     17.0%       16.5%

EBITDA            $113.2       $54.1       (109.1%)     $118.2      $117.3        (0.8%)
     % Margin       12.0%        6.3%                     12.9%       12.7%
     % Growth         --       (47.1%)                     0.9%      116.6%

EBIT               $91.0       $30.8       (195.1%)      $95.6       $94.9        (0.7%)
     % Margin        9.6%        3.6%                     10.5%       10.2%
     % Growth         --       (61.5%)                     1.2%      207.8%


                   Fiscal Year 1997         Variance:     First Quarter 1998       Variance:
                 --------------------       Budget to   ---------------------      Budget to
                 Budget        Actual        Actual      Budget        Actual       Actual
                 ------        ------        ------      ------        ------       ------
Net Sales       $1,005.3       $931.1         (8.0%)     $307.7       $313.8          1.9%
     % Growth       10.0%        0.5%                     (69.4%)      (66.3%)

Gross Profit      $183.2       $102.6        (78.6%)      $52.4        $51.2         (2.4%)
     % Margin       18.2%        11.0%                     17.0%        16.3%

EBITDA            $141.8       $102.6        (38.2%)      $36.5        $37.4          2.4%
     % Margin       14.1%       11.0%                      11.9%        11.9%
     % Growth        1.0%      (12.5%)                      0.2%       (63.6%)

EBIT              $118.2        $80.6        (46.7%)      $28.4        $28.8          1.4%
     % Margin       11.8%        8.7%                       9.2%         9.2%
     % Growth        1.3%      (15.1%)                      0.2%       (64.3%)

Note:
Source: Suds Management.  Excludes non-recurring charges


--------------------------------------------------------------------------------
June 25, 1998               11            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Trace Has Prepared And Provided Its Financing Sources A Ten-Year Financial Forecast For Suds Which Is More Optimistic Than That Prepared By Suds Management(a)

($ in millions)

                                                     Forecast Fiscal Years Ending December 31,
                  ---------------------------------------------------------------------------------------------------------------
                  1998        1999        2000        2001        2002        2003        2004        2005       2006        2007
                  ----        ----        ----        ----        ----        ----        ----        ----       ----        ----
Sales           $1,349.4    $1,526.5    $1,607.8    $1,681.2    $1,731.2    $1,780.7    $1,831.7    $1,884.2   $1,938.3    $1,994.1
     % Growth       10.5%       13.1%        5.3%        4.6%        3.0%        2.9%        2.9%        2.9%       2.9%        2.9%

Gross Profit      $297.1      $313.2      $332.4      $348.6      $359.9      $371.3      $383.0      $395.1     $407.5      $420.4
     % Margin       22.0%       20.5%       20.7%       20.7%       20.8%       20.9%       20.9%       21.0%      21.0%       21.1%

EBITDA(b)         $202.3      $213.8      $229.4      $241.0      $249.1      $257.2      $265.6      $274.3     $283.3      $292.6
     % Margin       15.0%       14.0%       14.3%       14.3%       14.4%       14.4%       14.5%       14.6%      14.6%       14.7%
     % Growth       42.1%        5.7%        7.3%        5.1%        3.4%        3.3%        3.3%        3.3%       3.3%        3.3%

EBIT(b)           $159.5      $170.4      $184.4      $195.8      $202.1      $208.7      $215.7      $231.1     $239.2      $247.3
     % Margin       11.8%       11.2%       11.5%       11.6%       11.7%       11.7%       11.8%       12.3%      12.3%       12.4%
     % Growth       49.2%        6.8%        8.2%        6.2%        3.2%        3.3%        3.4%        7.1%       3.5%        3.4%

Notes:
(a) "Trace Ten-Year Forecast" provided to Beacon by Trace. The Trace Ten-Year Forecast was provided to Trace's financing sources and formed the basis for such sources providing Commitment and "Highly Confident" letters to Trace concerning financing for the Transaction
(b) Assumes annual management fee of $3 million. In post-transaction model, Trace has assumed an annual management fee of $10 million


--------------------------------------------------------------------------------
June 25, 1998               12            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Beacon Employed Numerous Approaches In Valuing Suds Which Included:


|_|  Common stock comparison with comparable public companies

     o Beacon examined groups of home furnishing companies and automotive interior components companies. These companies serve similar customers and markets as Suds, in many instances sell products complementary to those of Suds and have operating and financial characteristics similar to Suds

     o Companies in these industries tend to experience similar supply/demand dynamics and macroeconomic forces as Suds as a result of serving similar markets and customers

|_|  Analysis of multiples paid in transactions involving comparable companies

     o  Suds' acquisition of Crain is the most comparable transaction
        (purchase price of $214 million was 7.4x Crain's 1997 annualized EBITDA)

     o Other transactions examined were in the home furnishings and automotive interior components industries

|_|  Discounted cash flow analysis

|_|  Leveraged buy-out analysis

|_|  Discounted future equity value analysis

|_|  Premiums paid analysis for "going private" transactions


--------------------------------------------------------------------------------
June 25, 1998               13            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Beacon Applied The Valuation Parameters From Its Analyses To Suds Management Forecast And Trailing Pro Forma Financial Data


|_| Suds Management Forecast of 1998 EBITDA, 1998 EBIT and 1998 and 1999 Net Income, as well as discounted cash flow and third-party LBO analysis performed based on Suds Management operating assumptions as reflected in the Five-Year Forecast (blue bars in graph on following page)

|_| Latest Twelve Months ("LTM") Pro Forma Results through March 31, 1998 of EBITDA, EBIT and Net Income, including results of Crain and excluding discontinued operations (red bars in graph on following page)


--------------------------------------------------------------------------------
June 25, 1998               14            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
TAPE ON LAST PAGE!!!


================================================================================
                  Comparable Transactions Multiples Applied To
================================================================================
                         LTM Pro Forma and 1998F EBITDA
--------------------------------------------------------------------------------

Automotive:(a)                               7.5x                7.9x
Home:(b)                                     7.0                 7.4

--------------------------------------------------------------------------------
                          LTM Pro Forma and 1998F EBIT
--------------------------------------------------------------------------------

Automotive:(a)                              11.0x               11.5x
Home:(b)                                     8.7                10.0
--------------------------------------------------------------------------------

================================================================================
                        Future Equity Value Methodology
================================================================================


--------------------------------------------------------------------------------

================================================================================
                              Discounted Cash Flow
================================================================================


--------------------------------------------------------------------------------

================================================================================
                         Leveraged Buyout Analysis(d)
================================================================================


--------------------------------------------------------------------------------

Notes:
(a) See pages 32 and 33 for analyses of automotive interior component companies and transactions
(b) See pages 29 and 30 for analyses of home furnishings companies and transactions
(c) Based on applying one-week mean going private transaction premium of 36%, derived from analysis of eighteen going private transactions which have been announced since 1994. See page 42
(d) LBO from the perspective of a third-party investor
(e) Suds Management forecasts for 1998 are based on an EBITDA range of $180 to $190 million, an EBIT range of $145 to $155 million and a Net Income range of $44 to $50 million


--------------------------------------------------------------------------------
June 25, 1998               15            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Analysis At Various Prices For Suds


($ in millions, except per share amounts)

                                              Day Prior to             Current               Initial               Revised
                                              Announcement              Price                 Trace                 Trace
                                                3/13/98                6/24/98             Offer Price           Offer Price
                                          ===================================================================================
                          Share Price:           $13.88                 $16.19                 $17.00               $18.75
                                          ===================================================================================
                         Equity Value:(a)         360.0                  425.4                  448.4                497.9
                      Aggregate Value:(b)       1,130.1                1,195.5                1,218.5              1,267.9


Financial Results:
                                             Aggregate Value As a Multiple of:
                     Sales                   -------------------------------------------------------------
             LTM Pro Forma      $1,238.8            0.9x                   1.0x                   1.0x                 1.0x
                Suds 1998F       1,353.1            0.8                    0.9                    0.9                  0.9

                 EBITDA(c)
             LTM Pro Forma        $127.3            8.9x                   9.4x                   9.6x                10.0x
                Suds 1998F         180.0            6.3                    6.6                    6.8                  7.0
                Suds 1998F         190.1            5.9                    6.3                    6.4                  6.7

                   EBIT(c)
             LTM Pro Forma        $ 91.8           12.3x                  13.0x                  13.3x                13.8x
                Suds 1998F         145.2            7.8                    8.2                    8.4                  8.7
                Suds 1998F         155.3            7.3                    7.7                    7.8                  8.2

       Net Book Capital(d)
            Pro Forma 1997        $660.1            1.7x                   1.8x                   1.8x                 1.9x


                                             Equity Value As a Multiple of:
             Net Income(e)                   ------------------------------------------------------------
                Suds 1998F         $44.2            8.1x                   9.6x                  10.1x                11.3x
                Suds 1998F          50.3            7.2                    8.5                    8.9                  9.9
                Suds 1999F          57.7            6.2                    7.4                    7.8                  8.6

See notes on following page


--------------------------------------------------------------------------------
June 25, 1998               16            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Notes To The Analysis At Various Prices For Suds On The Previous Page


    (a) Based on 25.0 million shares, 1.4 million net options with an average exercise price of $7.08, 0.6 million warrants with an average exercise price of $11.52 and 1.2 million warrants with an average exercise price of $12.30 outstanding on 12/31/97 and calculated using the treasury method

    (b) Total Equity Value plus Net Debt of $770.1 as of 3/31/98

    (c) EBITDA is earnings before interest, taxes, depreciation and amortization. EBIT is defined as earnings before interest and taxes

    (d) Based on book equity of ($113.4) million and total net debt of $770.1 million as of March 31, 1998

    (e) Calculated by deducting Suds Management Forecast 1998 and 1999 net interest expense and tax affecting at a rate of 40%


--------------------------------------------------------------------------------
June 25, 1998               17            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Suds Has Undertaken A Series Of Acquisitions, Divestitures, and Restructurings Over The Past Decade...


Date                               Development
----           -----------------------------------------------------------------
1990           21 Holdings and Recticel contribute respective foam assets into
               Suds, L.P. to achieve greater scale in the North American flexible foam market. Recticel owns 51% of Suds, L.P. following transaction and has call rights on 21 Holdings' partnership interest. 21 Holdings ultimately reverses course and buys out
               Recticel's majority interest in a series of transactions between 1991 and 1993 after Recticel reportedly reneges on a definitive agreement to buy out 21 Holdings

1993 Purchases General Felt Industries, Inc. from Merrill Lynch for approximately $96 million. Significantly expands Suds presence in the foam carpet cushioning market

1993 Acquires Great Western Foam Products Corp. for approximately $38 million, expanding the Company's geographic presence in California and carpet cushioning business, and providing entry into the specialty foam packaging business

1993 Acquires Perfect Fit Industries, Inc., a leading producer of home comfort and furnishings products, for $69 million. Transaction undertaken to expand product offerings and distribution to retail channels

1993 Sells 11 million shares of common stock at $15.00 per share through an initial public offering. Suds International is organized as a holding company and successor to Suds L.P.

1994 Acquires the Industrial Fabrics Business of JPS Textile ("JPS") from Odyssey Partners for $280 million. Transaction undertaken based on view that significant product line and customer synergies existed between Suds and JPS

1995 Announces an operational plan to improve profitability by downsizing management, consolidating plants, reducing expenses and inventory, and selling Perfect Fit and JPS. In December, the Company records restructuring charges of $41 million

1995 Lazard hired to sell the Company. Numerous potential buyers approached. Process concluded unsuccessfully


--------------------------------------------------------------------------------
June 25, 1998               18            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Suds Has Undertaken A Series Of Acquisitions, Divestitures, and Restructurings Over The Past Decade...(Continued)


Date                               Development
----           -----------------------------------------------------------------
1996           Sells Perfect Fit Industries to the original founder for
               approximately $50 million

1996           Sells JPS to Collins & Aikman for $220 million

1997 Completes a $490 million refinancing plan designed to reduce the Company's interest expense and increase its financing flexibility

1997           Andrea Farace succeeds Marshall Cogan as Chairman, CEO and
               President of Suds

1997 Acquires Crain Industries, Inc., a fully-integrated manufacturer of foam and polyurethane foam products, for $214 million. Expands scale in two largest foam market segments, general cushioning (e.g., bedding and furniture) and carpet cushioning

1998 Completes a series of transactions designed to simplify the Company's structure and to provide future operational flexibility. Results in the elimination of Trace's 1% general partnership interest in Suds L.P.


--------------------------------------------------------------------------------
June 25, 1998               19            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
 ... Which Culminated In Early-1998 With A Reorganization Aimed At Focusing On Four Principal Business Units With Two Strategic Orientations


($ in millions)


                                                       % of                                                      Representative
Strategic Orientation &            1998F               Total                                                         Major
   Business Unit                 Sales(a)              Sales              Business Depreciation                    Customers
-----------------------          --------              -----              ---------------------               ---------------------
Price Realization & Cost Management
-----------------------------------

     Foam Products                 $642.0                47%     Manufactures and sells flexible              Sealy, Simmons, Serta
                                                                 polyurethane foam and polyester fiber to     and Spring Air
                                                                 bedding, furniture, packaging and other      Company
                                                                 cushioned products manufacturers. These
                                                                 foams are used by the bedding furniture
                                                                 industry in quilts, toppers, cores and
                                                                 border rolls for mattresses

     Carpet Cushion                $320.6                24%     One of the largest manufacturers and         Sears, Shaw Industries
                                                                 distributors of prime and bonded foam,       and Home Depot
                                                                 sponge rubber and felt carpet cushion in
                                                                 North America

====================================================================================================================================

Growth & Product Development
----------------------------

     Automotive Foams              $258.3               19%      Supplier of roll foam and                    Lear, JCI/Prince,
                                                                 foam/fabric laminates for the                Magna and Chrysler
                                                                 North American operations of
                                                                 automotive manufacturers

     Technical Foams                $89.1                7%      Manufactures reticulated foams               Rogers Foam Corp.,
                                                                 and other custom foams.                      Advanced Materials,
                                                                 Reticulated foams are used in                Inc. and Reilly Foam
                                                                 applications which include                   Corp.
                                                                 filtration, reservoiring,
                                                                 sound absorption and sound
                                                                 transmission

Note:
(a) Suds Management sales forecast for 1998. Does not include $74 million of sales from Suds Mexico, which is primarily concentrated in the automotive market, and $31 million of Eliminations/Contingency


--------------------------------------------------------------------------------
June 25, 1998               20            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Overview Of Selected Polyurethane Foam Suppliers


($ in millions)

                                      Annual                                                                             Number of
                                       Foam                  Year of                                                   Manufacturing
     Company                          Sales(c)                Sales                 Major Products/End-Markets             Plants
     -------                          --------                -----                 --------------------------         -------------
Suds(b)                              $1,221(a)                 1997        PU foams for furniture, bedding, carpet               67
                                                                           underlay, automotive, technical and packaging
Carpenter Co.                         700-800                  1996        Polyurethane foam                                      6
Woodbridge Holdings Inc.                700                    1997        PU foams for automotive (primarily molded)            NA
Leggett & Platt Inc.(b)                 180                    1996        Flexible PU foams for carpet underlay                 11
Future Foam, Inc.                       100                    1996        PU foams for furniture, bed, packaging,               16
                                                                           carpet padding                                        NA
Vitafoam Inc.                           40                     1994        PU foams for furniture & bedding, auto
William T. Burnett & Co.                32                     1994        Plastics foam products - technical                    NA
General Foam Division, PMC Inc.         125                    1997        Plastics foam products                                NA
Hickory Springs Manufacturing Co.       23                     1994        PU foams for furniture, bedding, packaging,           30
                                                                           carpet underlay
Burkart Foam Inc.                       30                     1997        Foam cushion & padding                                NA
Nu-Foam Products Inc.                   13                     1996        Foam rubber                                           NA

Notes:
NA = Not Available
Source: J.P. Morgan estimates, Company data and industry sources
(a) Combined pro forma sales for Suds and Crain
(b) Publicly-held companies
(c) All sales for private companies assumed to be foam. There are many small producers of foam not reflected on table above


--------------------------------------------------------------------------------
June 25, 1998               21            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Historical And Projected Suds Management Forecasts For 1998 And 1999


($ in millions, except per share amounts)

                                                      Suds as Reported(a)
                                  ----------------------------------------------------------
                                                 Fiscal Years Ended December 31,
                                  ----------------------------------------------------------
                                  1993          1994         1995          1996         1997(b)
                                  ----          ----         ----          ----         ----
Net Sales                        $695.8        $833.7       $862.8        $926.4       $931.1
     % Growth                      38.7%         19.8%         3.5%           74%         0.5%

Gross Profit                      $96.0        $142.4       $100.7        $153.3       $102.6
     % Margin                      13.8%         17.1%        11.7%         16.5%        11.0%

EBITDA                            $76.4        $102.3        $54.1        $117.3       $102.6
     % Margin                      11.0%         12.3%         6.3%         12.7%        11.0%

EBIT                              $45.8         $80.2        $30.8         $94.9        $80.6
     % Margin                       6.6%          9.6%         3.6%         10.2%         8.7%

Earnings Per Share               ($0.17)        $0.83       ($1.00)        $1.12        $0.73

Return on Invested Capital         12.4%         16.0%         7.8%         15.7%        17.7%

Depreciation & Amortization       $30.6         $22.1        $23.3         $22.4        $22.0
Capital Expenditures               20.9          21.2         22.3          23.3         33.5
Net Debt                          263.5         385.3        523.1         467.2        728.9

                                                           1998         1998          1999
                                 Crain        1997         Suds         Suds          Suds
                                1997A(a)   Pro Forma(c)  Budget(d)   Forecast(e)   Forecast(c)
                                --------   ------------  ---------   -----------   -----------
Net Sales                        $319.0     $1,221.1     $1,299.5     $1,353.1     $1,487.6
     % Growth                      --           31.8%         6.4%        10.8%         9.0%

Gross Profit                      $69.5           NA       $232.8       $239.3       $253.5
     % Margin                      21.8%        --           17.9%        17.7%        17.0%

EBITDA                            $28.5       $126.8       $178.8       $190.1       $201.4
     % Margin                       8.9%        10.4%        13.8%        14.0%        13.5%

EBIT                              $14.7        $91.3       $144.6       $155.3       $165.8
     % Margin                       4.6%         8.9%        11.1%        11.5%        11.1%

Earnings Per Share                   NA           NA        $1.83        $1.90        $2.17

Return on Invested Capital          9.5%          NA           NA         22.9%        29.4%

Depreciation & Amortization       $13.8        $35.5        $34.3        $34.8        $35.6
Capital Expenditures                5.2         38.7         38.1         36.0         39.6
Net Debt                          121.8        728.9        644.8        734.7        690.5

Notes:
(a) All figures exclude one-time charges and credits as identified in Suds' audited financial statements. Historical EPS figures are fully-diluted EPS
(b) Excludes "special charges" of $4.4 million ($4.0 million in COGS and $0.4 million in SG&A) which Suds management considers non-recurring
(c) Pro forma to reflect full year of Suds, Crain and Simco (a small company acquired by Crain in 1997) and excludes Dalton (sold by Suds in October
    1997)
(d) Budget includes results of Crain and forecast synergies
(e) Suds Management detailed financial forecast for 1998 and 1999 provided to Beacon on May 15, 1998. Forecast EPS is fully diluted and for 1998 excludes GFI transaction costs of $0.04 per share


--------------------------------------------------------------------------------
June 25, 1998               22            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Suds Management Five-Year Financial Forecasts(a)


($ in millions, except per share amounts)

                                                                             Forecast Fiscal Years Ending December 31,
                                                      1997       ------------------------------------------------------------------
                                                  Pro Forma(b)     1998            1999          2000          2001          2002
                                                  ------------   --------        --------      --------      --------      --------
Net Sales                                           $1,221.1     $1,353.1        $1,487.6      $1,553.4      $1,622.9      $1,694.3
     % Growth                                                        10.8%            9.9%          4.4%          4.5%          4.4%

Gross Profit                                          $202.0       $239.3          $253.5        $265.5        $277.1        $289.2
     % Margin                                           16.5%        17.7%           17.0%         17.1%         17.1%          171%

EBITDA                                                $126.8       $190.1          $201.4        $209.9        $217.8        $226.0
     % Margin                                           10.4%        14.0%           13.5%         13.5%         13.4%         13.3%
     % Growth                                                        49.9%            5.9%          4.2%          3.8%          3.8%

EBIT                                                   $91.3       $155.3          $165.8        $173.5        $180.5        $187.8
     % Margin                                            7.5%        11.5%           11.1%         11.2%         11.1%         11.1%

Net Income                                                NA        $50.3           $57.7         $64.1         $70.9         $78.0
     % Margin                                                         3.7%            3.9%          4.1%          4.4%          4.6%
Fully-Diluted Earnings Per Share(e)                       NA        $1.90(c)        $2.17         $2.41         $2.67         $2.94
     % Growth                                                        72.7%           12.8%         10.0%         10.6%         10.0%

Depreciation & Amortization                            $35.5        $34.8           $35.6         $36.4         $37.3         $38.2
Capital Expenditures                                    38.7         36.0            39.6          41.3          43.2          45.1
Net Debt(d)                                            728.9        734.7           690.5         641.1         586.5         525.1

Notes:
(a) "Suds Five-Year Forecast" provided by Suds Management to Beacon on May 15, 1998
(b) Pro forma to reflect full year of Suds, Crain and Simco (a small company acquired by Crain in 1997) and excludes Dalton (sold by Suds in October
    1997)
(c) Excludes GFI transaction expense of $0.04 per share
(d) Net debt is total debt less cash and demand promissory notes due from Trace (assumed to be $9.8 million for each year)
(e) Fully-diluted shares calculated based on a $18.75 share price


--------------------------------------------------------------------------------
June 25, 1998               23            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Suds' Historical Stock Price Performance Since Its IPO Has Been Volatile


                                Price and Volume
                  Daily from December 7, 1993 - June 24, 1998


                                 GRAPH: PAGE 24

                              COMPANY TICKER: FMXI
                                 CURRENCY: LOCAL
                      from December 7, 1993 - June 24, 1998

                         Date     Volume       Price Close
                         12/7/93  2867.40      15.25
                         12/8/93   339.00      15.38
                         12/9/93   415.70      15.50
                         12/10/93  309.40      15.50
                         12/13/93   88.10      15.50
                         12/14/93  339.20      16.00
                         12/15/93  208.20      15.75
                         12/16/93  161.50      15.75
                         12/17/93   26.10      16.25
                         12/20/93   27.90      16.25
                         12/21/93  217.10      16.50
                         12/22/93  126.20      16.25
                         12/23/93  196.60      15.75
                         12/27/93    6.40      16.25
                         12/28/93   62.10      16.25
                         12/29/93  180.70      16.38
                         12/30/93   39.90      16.50
                         12/31/93   90.80      17.00
                          1/3/94   181.10      16.75
                          1/4/94   300.80      18.25
                          1/5/94   527.50      18.50
                          1/6/94   410.60      18.75
                          1/7/94   137.30      18.50
                          1/10/94  170.60      18.75
                          1/11/94  230.40      19.63
                          1/12/94  241.40      19.75
                          1/13/94  350.10      18.50
                          1/14/94  139.20      18.75
                          1/17/94    1.80      19.00
                          1/18/94  113.00      18.75
                          1/19/94  324.60      19.75
                          1/20/94  183.30      20.00
                          1/21/94  822.70      20.00
                          1/24/94  176.30      19.50
                          1/25/94  295.80      19.00
                          1/26/94  212.80      19.25
                          1/27/94   42.10      19.50
                          1/28/94   35.40      19.25
                          1/31/94  198.50      20.25
                          2/1/94   166.40      20.00
                          2/2/94    23.80      20.25
                          2/3/94    22.00      19.25
                          2/4/94    78.40      18.00
                          2/7/94    93.50      18.75
                          2/8/94   254.60      18.75
                          2/9/94    38.90      19.00
                          2/10/94   16.60      18.75
                          2/11/94    0.00      19.00
                          2/14/94   99.70      19.00
                          2/15/94   24.00      18.75
                          2/16/94    3.00      18.75
                          2/17/94   54.90      18.00
                          2/18/94    3.60      17.50
                          2/22/94  313.70      17.50
                          2/23/94   89.80      17.50
                          2/24/94   11.80      17.75
                          2/25/94  978.10      16.25
                          2/28/94  681.40      18.75
                          3/1/94   112.80      17.75
                          3/2/94   220.80      17.25
                          3/3/94     2.90      17.50
                          3/4/94    66.50      18.00
                          3/7/94    64.00      18.00
                          3/8/94    92.20      18.00
                          3/9/94    29.30      17.63
                          3/10/94   84.90      18.00
                          3/11/94   36.60      17.63
                          3/14/94  162.80      17.50
                          3/15/94  100.90      17.38
                          3/16/94   39.40      17.00
                          3/17/94   34.20      17.13
                          3/18/94   25.30      16.88
                          3/21/94    4.70      16.75
                          3/22/94    0.90      17.25
                          3/23/94   52.20      17.25
                          3/24/94    8.90      17.13
                          3/25/94   18.70      17.00
                          3/28/94   72.80      16.50
                          3/29/94  228.20      15.25
                          3/30/94  183.50      14.50
                          3/31/94  691.70      14.00
                          4/4/94   120.80      12.75
                          4/5/94   327.30      13.75
                          4/6/94   328.50      14.13
                          4/7/94    24.30      14.38
                          4/8/94   123.70      15.00
                          4/11/94    2.00      15.00
                          4/12/94   30.50      14.75
                          4/13/94   43.30      13.50
                          4/14/94   30.70      13.63
                          4/15/94   19.50      14.00
                          4/18/94   72.00      13.75
                          4/19/94  326.00      13.50
                          4/20/94   47.30      12.50
                          4/21/94  210.70      13.00
                          4/22/94  149.60      13.75
                          4/25/94   17.20      14.25
                          4/26/94   91.60      14.25
                          4/28/94   31.30      14.25
                          4/29/94   22.60      13.88
                          5/2/94    47.90      14.00
                          5/3/94    66.80      14.31
                          5/4/94   112.00      14.63
                          5/5/94   258.20      14.75
                          5/6/94    11.20      14.38
                          5/9/94    11.20      14.13
                          5/10/94   10.70      14.13
                          5/11/94   32.20      14.25
                          5/12/94    1.20      14.00
                          5/13/94   12.50      14.00
                          5/16/94   62.80      14.50
                          5/17/94  115.20      13.50
                          5/18/94   73.10      13.25
                          5/19/94    2.80      13.25
                          5/20/94 1657.00      12.88
                          5/23/94    1.20      13.00
                          5/24/94    2.50      13.00
                          5/25/94   36.60      12.75
                          5/26/94    8.70      12.75
                          5/27/94    2.70      12.75
                          5/31/94    3.00      13.00
                          6/1/94     2.00      13.00
                          6/2/94   237.90      12.75
                          6/3/94     1.60      12.75
                          6/6/94     5.40      13.25
                          6/7/94    11.30      13.00
                          6/8/94    12.60      12.75
                          6/9/94    46.30      12.50
                          6/10/94   17.90      12.50
                          6/13/94   33.30      12.50
                          6/14/94   11.10      12.38
                          6/15/94   18.20      12.75
                          6/16/94    3.30      12.25
                          6/17/94  132.70      11.50
                          6/20/94  101.00      10.25
                          6/21/94  172.30      10.50
                          6/22/94   15.20      10.25
                          6/23/94   81.90      10.50
                          6/24/94    8.80      10.25
                          6/27/94  601.00      10.25
                          6/28/94   14.10      10.50
                          6/29/94  506.20      10.75
                          6/30/94  123.90      10.75
                          7/1/94    21.80      10.38
                          7/5/94   102.90      10.38
                          7/6/94   150.70      10.38
                          7/7/94    41.30      10.13
                          7/8/94    91.30       9.88
                          7/11/94  190.20       9.75
                          7/12/94   73.50       9.63
                          7/13/94   46.90       9.50
                          7/14/94    9.60       9.75
                          7/15/94   14.50       9.38
                          7/18/94   25.10       9.63
                          7/19/94   52.00      10.38
                          7/20/94   44.10      10.25
                          7/21/94   12.10      10.50
                          7/22/94    3.00      10.25
                          7/25/94  143.30      10.50
                          7/26/94    4.20      10.50
                          7/27/94   89.80      10.38
                          7/28/94  335.20      11.06
                          7/29/94  214.10      11.63
                          8/1/94    66.50      11.50
                          8/2/94   250.30      11.88
                          8/3/94   135.10      12.00
                          8/4/94   153.10      11.50
                          8/5/94    74.90      11.75
                          8/8/94    14.10      11.56
                          8/9/94    36.50      11.63
                          8/10/94   10.30      11.63
                          8/11/94   13.10      11.63
                          8/12/94   17.00      11.25
                          8/15/94   17.60      11.50
                          8/16/94   18.40      11.00
                          8/17/94  609.90      11.00
                          8/18/94   86.10      11.25
                          8/19/94  129.60      11.25
                          8/22/94  383.00      11.25
                          8/23/94   14.90      11.25
                          8/24/94  244.20      11.25
                          8/25/94  459.40      11.25
                          8/26/94  593.40      11.13
                          8/29/94   72.80      10.94
                          8/30/94  502.90      10.75
                          8/31/94   20.10      10.75
                          9/1/94   263.40      10.63
                          9/2/94    17.70      10.63
                          9/6/94     2.50      10.75
                          9/7/94   156.80      11.63
                          9/8/94    58.70      11.25
                          9/9/94    32.30      10.75
                          9/12/94   69.00      11.00
                          9/13/94   15.30      11.00
                          9/14/94   22.50      10.44
                          9/15/94  174.10      10.75
                          9/16/94  425.20      11.75
                          9/19/94  129.30      12.13
                          9/20/94  158.50      11.63
                          9/21/94   79.70      11.88
                          9/22/94  118.10      11.88
                          9/23/94   53.20      11.75
                          9/26/94   99.20      11.00
                          9/27/94  415.40      10.25
                          9/28/94  449.80      10.50
                          9/29/94  425.60      10.50
                          9/30/94  111.20      10.88
                         10/3/94   109.70      10.50
                         10/4/94    19.60      10.25
                         10/5/94   987.60      10.00
                         10/6/94    25.50      10.00
                         10/7/94    53.00       9.88
                         10/10/94   79.40       9.75
                         10/11/94  287.70      10.13
                         10/12/94   35.60      10.25
                         10/13/94  172.80       9.88
                         10/14/94   36.70       9.75
                         10/17/94   10.30       9.75
                         10/18/94   32.80       9.63
                         10/19/94  100.20       9.50
                         10/20/94   85.40       9.50
                         10/21/94  235.10       9.06
                         10/24/94  129.20       8.75
                         10/25/94   69.80       8.88
                         10/26/94  176.60       9.19
                         10/27/94  145.30       9.63
                         10/28/94  107.50       9.75
                         10/31/94  258.30       9.00
                         11/1/94   192.40       9.00
                         11/2/94    76.10       9.00
                         11/3/94   190.50       9.13
                         11/4/94    68.00       9.13
                         11/7/94    97.90       8.75
                         11/8/94   126.30       8.50
                         11/9/94   561.70       9.00
                         11/10/94   82.70       8.75
                         11/11/94   77.30       9.00
                         11/14/94   35.40       9.00
                         11/15/94   25.90       9.00
                         11/16/94  186.80       9.25
                         11/17/94  109.80       9.00
                         11/18/94   56.00       9.00
                         11/21/94   47.10       8.94
                         11/22/94   88.10       8.50
                         11/23/94   40.00       8.50
                         11/25/94    4.60       8.75
                         11/28/94  189.20       8.75
                         11/29/94   13.80       8.75
                         11/30/94   31.20       8.13
                         12/1/94    71.40       8.25
                         12/2/94    65.90       8.25
                         12/5/94    33.10       7.75
                         12/6/94   274.20       7.75
                         12/7/94    92.70       7.50
                         12/8/94   115.90       7.63
                         12/9/94    72.30       8.00
                         12/12/94   81.70       7.88
                         12/13/94  216.40       7.38
                         12/14/94  181.40       7.63
                         12/15/94  153.70       8.00
                         12/16/94  155.70       8.13
                         12/19/94  225.90       9.00
                         12/20/94  235.10       9.25
                         12/21/94  104.10       9.25
                         12/22/94  169.00       9.38
                         12/23/94   27.30       9.50
                         12/27/94  113.10       9.38
                         12/28/94  112.70       9.25
                         12/29/94   50.70       9.75
                         12/30/94   52.30      10.00
                          1/3/95    81.10       9.63
                          1/4/95    46.50       9.25
                          1/5/95   242.40       9.38
                          1/6/95   121.30       9.38
                          1/9/95   228.80       9.50
                          1/10/95   32.90       9.56
                          1/11/95   85.90       9.50
                          1/12/95   55.70       9.25
                          1/13/95   95.00       9.63
                          1/16/95   49.60       9.63
                          1/17/95   67.70       9.38
                          1/18/95   62.10       9.75
                          1/19/95  333.30      10.00
                          1/20/95  315.40      10.25
                          1/23/95  500.20      10.63
                          1/24/95  144.20      10.88
                          1/25/95  139.20      10.88
                          1/26/95   98.80      10.38
                          1/27/95   61.90      10.25
                          1/30/95  129.60      10.25
                          1/31/95   43.70       9.63
                          2/1/95   165.50       9.88
                          2/2/95    14.40      10.00
                          2/3/95    86.50      10.13
                          2/6/95    78.10       9.88
                          2/7/95   103.60       9.19
                          2/8/95   101.90       9.13
                          2/9/95   104.10       9.75
                          2/10/95   63.50       9.94
                          2/13/95   32.90      10.00
                          2/14/95   95.30      10.13
                          2/15/95   33.00      10.13
                          2/16/95   24.30       9.75
                          2/17/95   53.30       9.75
                          2/21/95   37.10       9.13
                          2/22/95   21.70       9.50
                          2/23/95  620.00       8.81
                          2/24/95  116.70       8.75
                          2/27/95  237.60       8.50
                          2/28/95  172.40       8.13
                          3/1/95   203.20       7.88
                          3/2/95    55.40       7.94
                          3/3/95   403.80       8.00
                          3/6/95   161.80       8.17
                          3/7/95    44.90       8.06
                          3/8/95    70.30       8.06
                          3/9/95    81.10       8.00
                          3/10/95   32.60       8.00
                          3/13/95   86.80       8.00
                          3/14/95   59.60       8.13
                          3/15/95   20.90       8.00
                          3/16/95   49.60       8.00
                          3/17/95   32.10       8.13
                          3/20/95   54.40       7.88
                          3/21/95   71.10       7.63
                          3/22/95  142.50       7.88
                          3/23/95  322.00       8.38
                          3/24/95  342.30       8.06
                          3/27/95   35.20       8.06
                          3/28/95  114.50       8.00
                          3/29/95   16.90       8.00
                          3/30/95  136.50       7.88
                          3/31/95   88.10       8.00
                          4/3/95    68.00       8.00
                          4/4/95   121.60       8.00
                          4/5/95   115.00       8.00
                          4/6/95    33.00       7.88
                          4/7/95   125.40       8.00
                          4/10/95  104.60       7.69
                          4/11/95  100.20       7.88
                          4/12/95   98.50       8.00
                          4/13/95   82.30       8.00
                          4/17/95   40.40       7.88
                          4/18/95   96.60       8.00
                          4/19/95  204.80       8.13
                          4/20/95   77.60       8.00
                          4/21/95  104.50       7.88
                          4/24/95  161.80       8.00
                          4/25/95   45.40       8.13
                          4/26/95  471.00       8.13
                          4/27/95   64.70       8.13
                          4/28/95  224.60       8.13
                          5/1/95   337.40       8.50
                          5/2/95   106.40       8.31
                          5/3/95   221.50       8.00
                          5/4/95    32.50       7.75
                          5/5/95    57.40       8.13
                          5/8/95    42.30       7.88
                          5/9/95    67.80       8.00
                          5/10/95   83.60       7.88
                          5/11/95  303.40       8.00
                          5/12/95   32.30       7.75
                          5/15/95   64.90       7.63
                          5/16/95   47.10       7.63
                          5/17/95   96.80       7.63
                          5/18/95   90.10       8.00
                          5/19/95   80.60       7.81
                          5/22/95  100.00       7.75
                          5/23/95   93.60       7.75
                          5/24/95   35.50       7.75
                          5/25/95   55.10       7.50
                          5/26/95   27.60       7.63
                          5/30/95   19.40       7.75
                          5/31/95   52.60       7.50
                          6/1/95    39.20       7.25
                          6/2/95    74.50       7.25
                          6/5/95   143.00       6.50
                          6/6/95   145.60       7.13
                          6/7/95    81.70       7.19
                          6/8/95   139.70       7.63
                          6/9/95   107.10       7.25
                          6/12/95   47.50       7.13
                          6/13/95  215.00       6.88
                          6/14/95  172.00       6.75
                          6/15/95  162.70       7.13
                          6/16/95   45.10       7.06
                          6/19/95  415.40       7.38
                          6/20/95  201.20       7.06
                          6/21/95   91.90       7.13
                          6/22/95  131.90       7.00
                          6/23/95  107.90       7.13
                          6/26/95  139.90       7.13
                          6/27/95   77.80       7.25
                          6/28/95  390.90       7.13
                          6/29/95  193.00       7.00
                          6/30/95  100.00       7.31
                          7/3/95   225.10       7.50
                          7/5/95    88.50       7.63
                          7/6/95   192.50       7.50
                          7/7/95   235.10       7.75
                          7/10/95  546.80       7.63
                          7/11/95  328.00       8.06
                          7/12/95  384.10       8.63
                          7/13/95  323.70       8.50
                          7/14/95  141.70       8.88
                          7/17/95  500.20       9.38
                          7/18/95  204.30       9.13
                          7/19/95  129.20       8.50
                          7/20/95  500.20       8.63
                          7/21/95   62.30       9.00
                          7/24/95  305.70       9.25
                          7/25/95  582.40       9.13
                          7/26/95  183.20       9.13
                          7/27/95   52.30       9.13
                          7/28/95   60.10       9.13
                          7/31/95   35.30       8.88
                          8/1/95    82.90       8.88
                          8/2/95    40.90       8.75
                          8/3/95   345.60       8.38
                          8/4/95   124.40       8.50
                          8/7/95   118.50       8.50
                          8/8/95    70.60       8.63
                          8/9/95   272.70       9.63
                          8/10/95  169.90       9.25
                          8/11/95  306.50       9.50
                          8/14/95  190.40       9.38
                          8/15/95  140.90       9.38
                          8/16/95  157.30       9.50
                          8/17/95  216.80       9.88
                          8/18/95  149.70       9.88
                          8/21/95  120.30       9.63
                          8/22/95   69.00       9.50
                          8/23/95   43.60       9.50
                          8/24/95  137.10       9.38
                          8/25/95   42.60       9.25
                          8/28/95   78.90       9.50
                          8/29/95  142.70       9.25
                          8/30/95   57.60       9.38
                          8/31/95   16.90       9.50
                          9/1/95    54.80       9.50
                          9/5/95   118.00       9.63
                          9/6/95   106.30       9.50
                          9/7/95   101.00       9.25
                          9/8/95   479.90      10.00
                          9/11/95  251.40       9.88
                          9/12/95  140.30       9.63
                          9/13/95  127.70       9.31
                          9/14/95  255.20       9.88
                          9/15/95  722.20      10.00
                          9/18/95  214.30      10.50
                          9/19/95  100.00      10.38
                          9/20/95  275.40      10.88
                          9/21/95  480.70      10.88
                          9/22/95  190.70      10.75
                          9/25/95   93.40      10.69
                          9/26/95  167.60      10.13
                          9/27/95  253.10      10.63
                          9/28/95   88.60      11.00
                          9/29/95   51.80      10.38
                         10/2/95    47.10      10.50
                         10/3/95   213.30      10.25
                         10/4/95    15.90      10.00
                         10/5/95    82.30       9.88
                         10/6/95    61.00      10.00
                         10/9/95    87.50       9.75
                         10/10/95  114.30       9.25
                         10/11/95  324.90       9.81
                         10/12/95  269.50      10.00
                         10/13/95  130.90       9.75
                         10/16/95  132.20       9.38
                         10/17/95  131.10       8.63
                         10/18/95  194.50       8.50
                         10/19/95  150.20       8.38
                         10/20/95  169.50       8.25
                         10/23/95   58.20       8.00
                         10/24/95  155.80       7.63
                         10/25/95  120.90       7.38
                         10/26/95  148.50       7.38
                         10/27/95   43.10       7.38
                         10/30/95   90.40       7.63
                         10/31/95   50.10       7.50
                         11/1/95   261.30       7.13
                         11/2/95  1315.40       7.13
                         11/3/95   840.50       7.25
                         11/6/95    88.80       7.38
                         11/7/95   458.60       7.38
                         11/8/95   191.60       7.19
                         11/9/95    57.20       7.13
                         11/10/95   17.40       7.38
                         11/13/95   51.00       7.00
                         11/14/95  133.00       7.00
                         11/15/95   19.30       7.00
                         11/16/95   46.70       7.06
                         11/17/95   38.30       7.13
                         11/20/95   55.40       7.13
                         11/21/95   37.20       7.00
                         11/22/95   33.90       7.25
                         11/24/95   13.40       7.13
                         11/27/95   66.20       7.00
                         11/28/95   79.10       7.13
                         11/29/95   86.70       7.13
                         11/30/95   75.70       7.13
                         12/1/95    61.20       7.13
                         12/4/95    75.10       7.19
                         12/5/95   112.50       7.00
                         12/6/95    80.10       6.88
                         12/7/95   267.40       6.63
                         12/8/95    35.80       6.63
                         12/11/95  104.50       6.88
                         12/12/95   86.10       7.00
                         12/13/95  255.60       7.25
                         12/14/95   33.30       7.25
                         12/15/95  144.70       7.63
                         12/18/95   80.10       7.63
                         12/19/95   53.40       7.38
                         12/20/95   69.70       7.13
                         12/21/95   34.80       7.13
                         12/22/95   36.10       7.13
                         12/26/95   41.00       7.13
                         12/27/95   42.40       7.25
                         12/28/95   81.60       7.25
                         12/29/95  126.70       7.38
                          1/2/96    17.00       7.50
                          1/3/96    25.70       7.50
                          1/4/96    35.90       7.63
                          1/5/96    27.40       7.88
                          1/8/96    33.90       8.00
                          1/9/96    67.20       7.88
                          1/10/96 1456.60       7.63
                          1/11/96   59.00       7.88
                          1/12/96   21.50       7.88
                          1/15/96   36.20       7.63
                          1/16/96   24.50       7.38
                          1/17/96   49.70       7.44
                          1/18/96  155.90       7.50
                          1/19/96   70.00       7.38
                          1/22/96   24.00       7.50
                          1/23/96   69.60       7.63
                          1/24/96   51.70       7.38
                          1/25/96   70.10       7.19
                          1/26/96   23.40       7.13
                          1/29/96   16.10       6.88
                          1/30/96   80.60       6.75
                          1/31/96  118.70       6.63
                          2/1/96    29.70       6.63
                          2/2/96    72.30       7.00
                          2/5/96   138.00       6.94
                          2/6/96     6.60       7.00
                          2/7/96    28.00       6.88
                          2/8/96    51.10       6.63
                          2/9/96    45.00       6.38
                          2/12/96   33.20       6.88
                          2/13/96   28.60       6.88
                          2/14/96   11.90       7.00
                          2/15/96   17.70       6.88
                          2/16/96  148.60       7.00
                          2/20/96   36.00       7.38
                          2/21/96   81.10       7.50
                          2/22/96   21.90       7.88
                          2/23/96  123.10       7.88
                          2/26/96   46.10       8.00
                          2/27/96   56.30       8.25
                          2/28/96   95.70       8.38
                          2/29/96  203.30       8.19
                          3/1/96    74.70       8.13
                          3/4/96    94.30       8.13
                          3/5/96   140.00       8.13
                          3/6/96   112.70       8.00
                          3/7/96    58.00       7.94
                          3/8/96   264.50       7.94
                          3/11/96   47.10       7.94
                          3/12/96   70.80       8.00
                          3/13/96   77.70       8.00
                          3/14/96   61.20       8.13
                          3/15/96  184.40       8.25
                          3/18/96  356.30       8.63
                          3/19/96   94.60       8.88
                          3/20/96  110.60       9.00
                          3/21/96  223.30       9.25
                          3/22/96  109.40       8.75
                          3/25/96   74.30       8.25
                          3/26/96  117.60       8.25
                          3/27/96  125.10       9.00
                          3/28/96  113.20       9.25
                          3/29/96  150.00       9.50
                          4/1/96   101.20       9.50
                          4/2/96   194.80       9.38
                          4/3/96   116.90       9.75
                          4/4/96   214.90       9.88
                          4/8/96   179.80       9.50
                          4/9/96   205.40       9.75
                          4/10/96   61.90       9.63
                          4/11/96  154.40       9.25
                          4/12/96  451.60       9.88
                          4/15/96  212.40      10.25
                          4/16/96  231.50      10.25
                          4/17/96  252.10      10.63
                          4/18/96  141.70      10.75
                          4/19/96  249.00      11.00
                          4/22/96  145.90      10.75
                          4/23/96  112.10      10.88
                          4/24/96  193.70      11.25
                          4/25/96  430.50      10.75
                          4/26/96 1223.60      12.25
                          4/29/96  856.70      12.25
                          4/30/96  726.40      12.38
                          5/1/96   124.70      11.88
                          5/2/96   591.90      11.75
                          5/3/96    95.50      11.75
                          5/6/96   249.40      11.75
                          5/7/96   113.40      11.88
                          5/8/96   292.30      11.75
                          5/9/96    81.40      11.75
                          5/10/96  163.40      11.75
                          5/13/96  185.80      11.88
                          5/14/96   66.70      12.00
                          5/15/96   44.70      11.75
                          5/16/96  336.90      12.13
                          5/17/96  132.70      12.13
                          5/20/96  153.80      12.25
                          5/21/96  211.60      12.50
                          5/22/96   60.20      12.50
                          5/23/96   63.80      11.88
                          5/24/96   98.60      11.88
                          5/28/96  290.30      11.88
                          5/29/96  454.30      12.25
                          5/30/96  157.20      12.25
                          5/31/96  288.00      12.25
                          6/3/96   195.20      12.13
                          6/4/96   251.10      11.88
                          6/5/96    65.40      11.88
                          6/6/96   116.90      11.50
                          6/7/96    81.50      11.50
                          6/10/96  114.80      10.88
                          6/11/96   71.80      11.00
                          6/12/96  417.60      11.88
                          6/13/96   80.60      11.75
                          6/14/96   77.10      12.13
                          6/17/96  424.40      12.38
                          6/18/96  303.30      11.75
                          6/19/96   72.80      11.75
                          6/20/96  177.70      11.50
                          6/21/96  161.70      11.88
                          6/24/96  372.40      12.25
                          6/25/96  265.10      12.25
                          6/26/96  311.70      12.25
                          6/27/96   86.20      12.31
                          6/28/96   73.10      12.25
                          7/1/96   197.10      12.00
                          7/2/96    75.80      12.25
                          7/3/96    96.50      12.13
                          7/5/96   143.50      12.00
                          7/8/96   119.10      11.63
                          7/9/96    62.90      11.75
                          7/10/96  177.20      11.75
                          7/11/96  107.70      12.13
                          7/12/96   54.00      12.00
                          7/15/96  158.50      12.25
                          7/16/96   94.20      12.13
                          7/17/96  448.80      11.88
                          7/18/96  692.70      12.13
                          7/19/96   18.00      11.88
                          7/22/96  404.40      12.13
                          7/23/96   80.40      11.88
                          7/24/96  113.20      11.38
                          7/25/96  328.80      11.63
                          7/26/96   37.30      12.00
                          7/29/96  198.50      12.00
                          7/30/96  165.30      11.88
                          7/31/96  426.90      12.00
                          8/1/96    26.20      12.25
                          8/2/96   112.50      12.25
                          8/5/96   511.20      13.19
                          8/6/96   331.10      14.00
                          8/7/96   372.40      14.13
                          8/8/96   135.80      13.88
                          8/9/96    69.30      13.94
                          8/12/96   88.10      14.06
                          8/13/96   70.60      14.25
                          8/14/96  801.20      14.94
                          8/15/96  178.30      15.38
                          8/16/96  130.60      15.75
                          8/19/96  203.70      15.63
                          8/20/96   73.80      15.38
                          8/21/96   49.90      15.19
                          8/22/96   91.30      15.63
                          8/23/96   86.70      15.38
                          8/26/96  152.40      15.00
                          8/27/96  344.30      16.00
                          8/28/96  664.50      16.38
                          8/29/96  147.90      15.63
                          8/30/96  148.90      15.56
                          9/3/96   197.60      15.38
                          9/4/96    24.20      15.50
                          9/5/96    43.90      15.38
                          9/6/96   226.20      15.25
                          9/9/96   207.70      15.50
                          9/10/96  121.80      15.50
                          9/11/96   76.00      15.63
                          9/12/96   93.10      15.13
                          9/13/96   78.90      15.19
                          9/16/96  119.40      15.25
                          9/17/96  156.40      15.88
                          9/18/96  183.60      16.50
                          9/19/96  239.60      16.63
                          9/20/96  132.50      16.75
                          9/23/96   45.30      15.75
                          9/24/96  165.40      15.50
                          9/25/96   25.70      15.38
                          9/26/96  117.50      15.00
                          9/27/96   46.00      15.13
                          9/30/96  158.00      16.25
                         10/1/96   218.00      15.88
                         10/2/96   134.40      16.50
                         10/3/96    71.50      16.13
                         10/4/96    40.90      16.25
                         10/7/96    10.40      16.38
                         10/8/96    70.10      15.50
                         10/9/96    36.70      15.63
                         10/10/96  351.00      17.50
                         10/11/96  138.70      17.00
                         10/14/96   37.80      16.88
                         10/15/96   88.30      17.00
                         10/16/96   74.80      17.25
                         10/17/96   69.70      17.25
                         10/18/96    8.70      17.25
                         10/21/96   60.20      17.13
                         10/22/96   67.60      16.50
                         10/23/96  179.20      15.63
                         10/24/96  103.80      15.25
                         10/25/96   52.70      15.25
                         10/28/96   52.20      15.38
                         10/29/96  113.40      16.63
                         10/30/96   43.30      16.25
                         10/31/96  270.00      15.63
                         11/1/96   525.50      15.38
                         11/4/96   133.40      15.38
                         11/5/96   187.40      15.13
                         11/6/96   171.00      15.31
                         11/7/96   210.40      15.13
                         11/8/96   254.90      14.38
                         11/11/96  153.90      13.63
                         11/12/96  380.40      13.25
                         11/13/96  214.60      13.75
                         11/14/96   87.80      14.13
                         11/15/96   60.80      14.50
                         11/18/96   32.40      14.38
                         11/19/96   73.30      15.25
                         11/20/96   89.50      15.50
                         11/21/96   87.60      15.25
                         11/22/96   61.50      15.50
                         11/25/96   62.20      15.50
                         11/26/96   57.30      15.88
                         11/27/96  129.40      16.63
                         11/29/96  111.40      16.63
                         12/2/96    31.20      16.38
                         12/3/96   148.60      14.38
                         12/4/96    59.10      14.00
                         12/5/96    61.80      14.25
                         12/6/96   144.10      15.50
                         12/9/96   131.40      15.88
                         12/10/96   69.70      15.38
                         12/11/96   43.80      15.88
                         12/12/96   43.00      15.50
                         12/13/96   18.90      15.38
                         12/16/96   46.40      15.38
                         12/17/96   37.10      15.00
                         12/18/96   72.00      15.38
                         12/19/96   12.10      15.50
                         12/20/96   21.90      15.31
                         12/23/96   12.20      15.38
                         12/24/96    2.00      15.38
                         12/26/96    2.80      15.25
                         12/27/96   33.60      16.13
                         12/30/96   36.60      16.00
                         12/31/96   42.00      16.50
                          1/2/97    44.30      15.75
                          1/3/97    55.30      15.13
                          1/6/97    52.30      15.25
                          1/7/97   100.50      15.25
                          1/8/97   242.00      16.88
                          1/9/97   262.30      17.13
                          1/10/97  144.00      17.00
                          1/13/97  223.00      16.88
                          1/14/97   27.00      16.31
                          1/15/97   50.40      16.50
                          1/16/97    7.30      16.13
                          1/17/97   30.90      15.75
                          1/20/97   20.90      16.00
                          1/21/97  464.20      17.00
                          1/22/97  440.90      17.88
                          1/23/97  125.70      17.75
                          1/24/97   80.30      16.63
                          1/27/97   34.00      16.38
                          1/28/97   90.60      17.13
                          1/29/97   60.80      17.13
                          1/30/97   22.80      17.38
                          1/31/97  265.80      19.88
                          2/3/97   415.90      21.00
                          2/4/97   260.70      20.00
                          2/5/97    52.30      20.00
                          2/6/97    50.50      20.38
                          2/7/97   130.40      20.63
                          2/10/97   80.20      20.00
                          2/11/97   73.40      18.88
                          2/12/97   70.30      19.63
                          2/13/97  139.20      20.00
                          2/14/97  100.50      19.75
                          2/18/97  146.60      20.00
                          2/19/97  128.30      20.13
                          2/20/97   35.30      20.13
                          2/21/97  157.20      18.75
                          2/24/97  119.30      18.00
                          2/25/97   25.90      18.00
                          2/26/97    9.90      17.63
                          2/27/97   51.80      18.13
                          2/28/97   38.70      18.63
                          3/3/97   116.00      19.75
                          3/4/97    47.30      19.00
                          3/5/97    34.00      19.00
                          3/6/97    25.40      19.00
                          3/7/97    55.90      18.25
                          3/10/97  197.80      18.25
                          3/11/97   33.50      18.13
                          3/12/97  124.60      17.50
                          3/13/97  260.80      16.38
                          3/14/97   29.80      17.13
                          3/17/97   35.00      16.88
                          3/18/97   28.50      16.31
                          3/19/97   30.90      16.63
                          3/20/97   29.10      16.38
                          3/21/97   55.80      17.13
                          3/24/97   13.50      17.25
                          3/25/97   32.40      16.63
                          3/26/97   23.90      16.63
                          3/27/97   48.00      16.38
                          3/31/97   57.60      15.63
                          4/1/97    39.30      14.94
                          4/2/97    45.60      14.38
                          4/3/97    45.80      13.50
                          4/4/97   311.20      12.25
                          4/7/97   168.50      14.00
                          4/8/97    32.90      13.88
                          4/9/97    54.50      13.75
                          4/10/97   69.30      12.38
                          4/11/97   19.50      12.13
                          4/14/97   36.50      12.25
                          4/15/97  128.10      12.44
                          4/16/97   79.40      13.13
                          4/17/97   23.00      13.63
                          4/18/97   12.20      13.63
                          4/21/97    3.20      13.13
                          4/22/97  156.90      14.25
                          4/23/97   30.30      14.63
                          4/24/97   53.80      14.00
                          4/25/97   15.60      14.25
                          4/28/97   26.40      14.00
                          4/29/97   38.90      14.13
                          4/30/97   63.70      14.38
                          5/1/97   184.40      15.00
                          5/2/97   102.40      15.38
                          5/5/97    31.70      13.75
                          5/6/97    24.40      14.25
                          5/7/97    10.20      14.25
                          5/8/97   114.10      14.00
                          5/9/97     6.30      14.00
                          5/12/97   19.50      14.13
                          5/13/97   46.70      14.38
                          5/14/97   45.90      14.38
                          5/15/97   42.20      13.50
                          5/16/97   13.60      13.25
                          5/19/97   27.80      13.00
                          5/20/97   19.80      13.13
                          5/21/97   52.40      12.88
                          5/22/97   62.60      13.19
                          5/23/97   28.80      13.25
                          5/27/97   20.30      13.75
                          5/28/97   48.10      14.13
                          5/29/97   16.70      14.13
                          5/30/97   69.80      15.13
                          6/2/97    44.50      15.13
                          6/3/97    14.90      14.50
                          6/4/97    31.30      14.25
                          6/5/97    39.50      13.63
                          6/6/97   102.40      13.13
                          6/9/97    75.10      13.00
                          6/10/97    8.70      13.00
                          6/11/97  208.70      14.25
                          6/12/97   73.90      14.00
                          6/13/97  106.50      14.00
                          6/16/97   21.00      13.88
                          6/17/97   41.30      13.75
                          6/18/97   42.80      13.88
                          6/19/97   52.80      13.75
                          6/20/97   20.00      13.50
                          6/23/97   53.30      12.88
                          6/24/97  179.70      13.25
                          6/25/97  953.00      13.13
                          6/26/97  122.90      13.13
                          6/27/97   50.80      13.00
                          6/30/97   91.00      13.13
                          7/1/97    82.60      12.63
                          7/2/97    39.50      13.38
                          7/3/97   140.50      13.25
                          7/7/97    68.40      13.00
                          7/8/97   217.70      13.38
                          7/9/97   210.10      14.00
                          7/10/97   38.30      13.75
                          7/11/97   26.50      14.00
                          7/14/97   35.20      14.00
                          7/15/97   22.90      14.00
                          7/16/97   42.00      13.38
                          7/17/97   61.20      13.75
                          7/18/97   16.50      13.63
                          7/21/97   23.30      12.25
                          7/22/97   25.20      13.00
                          7/23/97   23.70      12.38
                          7/24/97   69.60      13.25
                          7/25/97   54.00      12.75
                          7/28/97   49.70      12.25
                          7/29/97  238.10      11.38
                          7/30/97  141.90      11.13
                          7/31/97   28.80      11.50
                          8/1/97   132.00      12.00
                          8/4/97    95.30      11.38
                          8/5/97   240.20      10.38
                          8/6/97    91.50      10.13
                          8/7/97    68.80      10.25
                          8/8/97   130.20      10.13
                          8/11/97   57.90       9.63
                          8/12/97  129.50       9.50
                          8/13/97  112.50      10.56
                          8/14/97   66.50      10.50
                          8/15/97  122.60      11.00
                          8/18/97   50.20      10.50
                          8/19/97   53.60      10.75
                          8/20/97    7.60      10.25
                          8/21/97   59.20       9.75
                          8/22/97   79.70      10.00
                          8/25/97  105.60      10.88
                          8/26/97   13.20      11.00
                          8/27/97  137.10      11.13
                          8/28/97   94.50      10.88
                          8/29/97  254.80      11.25
                          9/2/97   780.40      11.13
                          9/3/97   130.90      11.25
                          9/4/97   477.80      12.00
                          9/5/97   119.10      11.63
                          9/8/97   136.70      11.88
                          9/9/97   381.80      11.38
                          9/10/97   95.40      11.63
                          9/11/97  708.90      12.13
                          9/12/97  234.60      12.50
                          9/15/97  102.30      13.00
                          9/16/97  316.30      13.00
                          9/17/97  144.60      13.00
                          9/18/97   90.30      13.00
                          9/19/97  135.80      13.25
                          9/22/97  116.90      13.25
                          9/23/97  167.30      13.69
                          9/24/97  194.50      13.88
                          9/25/97  401.80      14.38
                          9/26/97  138.20      14.50
                          9/29/97   43.90      14.25
                          9/30/97  132.40      14.13
                         10/1/97    85.40      13.88
                         10/2/97    65.90      14.25
                         10/3/97    47.00      14.13
                         10/6/97    59.90      14.25
                         10/7/97    95.10      14.13
                         10/8/97    58.40      13.88
                         10/9/97   298.00      13.00
                         10/10/97   77.30      13.19
                         10/13/97   81.70      13.00
                         10/14/97   22.00      12.81
                         10/15/97   49.30      13.13
                         10/16/97   44.50      12.94
                         10/17/97   25.20      13.00
                         10/20/97   30.70      13.00
                         10/21/97   25.70      12.88
                         10/22/97   27.30      12.81
                         10/23/97   58.40      12.13
                         10/24/97   43.90      12.25
                         10/27/97   28.00      11.63
                         10/28/97   83.90      11.88
                         10/29/97   57.40      11.88
                         10/30/97   30.30      11.63
                         10/31/97   16.30      11.56
                         11/3/97    83.10      12.50
                         11/4/97   130.80      11.38
                         11/5/97    42.90      12.00
                         11/6/97    47.70      11.88
                         11/7/97    62.10      11.25
                         11/10/97   11.20      11.63
                         11/11/97   40.40      11.38
                         11/12/97   50.00      10.75
                         11/13/97   36.20      11.25
                         11/14/97   14.00      11.00
                         11/17/97   49.80      10.75
                         11/18/97   38.70      10.88
                         11/19/97   48.20      11.00
                         11/20/97  106.10      11.00
                         11/21/97   57.20      10.94
                         11/24/97   35.10      11.00
                         11/25/97   29.20      11.00
                         11/26/97   22.30      11.00
                         11/28/97   20.50      11.00
                         12/1/97    14.00      10.81
                         12/2/97    50.90      10.25
                         12/3/97   113.50      10.13
                         12/4/97   149.70      10.00
                         12/5/97   365.80       9.63
                         12/8/97    59.10      10.44
                         12/9/97   169.90      10.38
                         12/10/97  195.70      10.00
                         12/11/97   92.80       9.63
                         12/12/97  107.20      10.00
                         12/15/97   67.80       9.75
                         12/16/97  203.70      10.44
                         12/17/97  193.70      10.63
                         12/18/97   59.20      10.00
                         12/19/97   86.00       9.88
                         12/22/97   61.80       9.75
                         12/23/97   60.90       9.69
                         12/24/97  135.60      10.50
                         12/26/97   52.10      11.13
                         12/29/97  110.90      11.38
                         12/30/97  122.30      10.88
                         12/31/97   67.40      10.88
                          1/2/98    22.80      11.13
                          1/5/98   163.90      11.25
                          1/6/98    56.90      11.44
                          1/7/98    71.30      12.06
                          1/8/98    46.50      12.13
                          1/9/98    47.10      12.00
                          1/12/98  103.00      12.50
                          1/13/98   39.30      12.50
                          1/14/98   46.90      12.13
                          1/15/98   43.90      12.38
                          1/16/98   38.50      12.63
                          1/20/98   44.30      12.13
                          1/21/98   33.20      11.77
                          1/22/98   65.30      12.25
                          1/23/98   39.80      12.50
                          1/26/98   44.60      12.25
                          1/27/98   52.70      12.50
                          1/28/98   22.40      12.53
                          1/29/98   94.90      13.13
                          1/30/98   82.40      12.88
                          2/2/98    51.30      12.75
                          2/3/98    97.20      13.19
                          2/4/98    37.10      13.00
                          2/5/98    26.70      13.50
                          2/6/98    62.10      13.25
                          2/9/98    49.60      13.00
                          2/10/98   50.00      13.00
                          2/11/98   89.40      12.94
                          2/12/98   25.60      13.25
                          2/13/98   62.60      13.25
                          2/17/98   50.00      13.50
                          2/18/98  341.30      14.00
                          2/19/98   80.80      13.88
                          2/20/98   78.00      14.13
                          2/23/98  160.60      13.50
                          2/24/98   77.30      13.75
                          2/25/98   46.60      13.63
                          2/26/98  222.00      14.31
                          2/27/98  117.90      14.38
                          3/2/98    45.10      14.06
                          3/3/98    27.80      14.00
                          3/4/98    82.60      13.50
                          3/5/98   161.30      13.75
                          3/6/98    75.60      13.81
                          3/9/98    84.70      14.06
                          3/10/98   16.30      13.63
                          3/11/98   57.40      14.19
                          3/12/98   51.00      14.00
                          3/13/98   33.00      13.88
                          3/16/98   95.70      14.75
                          3/17/98 3029.40      17.38
                          3/18/98  835.70      17.44
                          3/19/98  314.00      17.44
                          3/20/98  236.10      17.44
                          3/23/98  320.50      17.44
                          3/24/98  198.60      17.81
                          3/25/98 1408.90      17.56
                          3/26/98   89.70      17.50
                          3/27/98   79.20      17.56
                          3/30/98   75.90      17.59
                          3/31/98   95.90      17.56
                          4/1/98    91.80      17.63
                          4/2/98    86.90      17.69
                          4/3/98    70.50      17.69
                          4/6/98   103.20      17.75
                          4/7/98    57.10      17.75
                          4/8/98    62.80      17.75
                          4/9/98    74.80      17.88
                          4/13/98   22.30      17.94
                          4/14/98   18.40      17.94
                          4/15/98   40.10      17.88
                          4/16/98  116.90      17.50
                          4/17/98   31.80      17.50
                          4/20/98   57.90      17.63
                          4/21/98   44.60      17.75
                          4/22/98  146.50      17.63
                          4/23/98   26.60      17.63
                          4/24/98   57.60      17.56
                          4/27/98   35.50      17.63
                          4/28/98   22.90      17.44
                          4/29/98   54.70      17.50
                          4/30/98   29.10      17.50
                          5/1/98    56.10      17.50
                          5/4/98    77.40      17.38
                          5/5/98   126.60      17.00
                          5/6/98   163.50      17.19
                          5/7/98   576.20      16.63
                          5/8/98    80.60      16.50
                          5/11/98   56.50      16.56
                          5/12/98  156.90      16.50
                          5/13/98   44.70      16.25
                          5/14/98   74.60      16.31
                          5/15/98   69.40      16.38
                          5/18/98   45.20      16.38
                          5/19/98   11.10      16.44
                          5/20/98   27.40      16.38
                          5/21/98   30.10      16.44
                          5/22/98   69.30      16.38
                          5/26/98   86.00      16.25
                          5/27/98  318.10      15.97
                          5/28/98   42.90      15.50
                          5/29/98  103.10      15.50
                          6/1/98    55.60      15.38
                          6/2/98    51.60      15.50
                          6/3/98    61.00      15.31
                          6/4/98   103.00      15.38
                          6/5/98    35.40      15.69
                          6/8/98    17.10      15.69
                          6/9/98    11.40      15.81
                          6/10/98   39.10      15.66
                          6/11/98   44.70      15.63
                          6/12/98   61.50      15.44
                          6/15/98  106.40      15.00
                          6/16/98   25.80      15.25
                          6/17/98   85.70      15.50
                          6/18/98   56.80      15.38
                          6/19/98   26.20      15.31
                          6/22/98   25.70      15.38
                          6/23/98  105.10      16.00
                          6/24/98   93.80      16.19


--------------------------------------------------------------------------------
June 25, 1998               24            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Suds Has Under-Performed The Market And Relevant Industrial Indices Since Its IPO In December Of 1993


                      Suds-Indexed Stock Price Performance
            Since The Date Of IPO Versus The S&P MidCap Industrials
                   And Other Relevant Industrial Peer Groups
                  Daily from December 7, 1993 - June 24, 1998

                                 CURRENCY: LOCAL
                      from December 7, 1993 - June 24, 1998
                 Date        S&P       FMXI        Auto        Home
                 12/7/93   100.00     100.00      100.00     100.00
                 12/8/93   100.00     100.82       99.38      99.62
                 12/9/93   100.82     101.64       99.38      98.87
                 12/10/93  100.82     101.64       99.69      99.64
                 12/13/93  100.82     101.64       99.62      99.99
                 12/14/93  100.82     104.92       98.62     101.23
                 12/15/93  100.82     103.28       98.04     102.87
                 12/16/93   99.56     103.28       98.54     104.50
                 12/17/93   99.56     106.56       99.52     106.36
                 12/20/93   99.56     106.56      100.59     107.61
                 12/21/93   99.56     108.20      101.23     108.45
                 12/22/93   99.56     106.56      102.11     111.37
                 12/23/93  100.14     103.28      102.96     111.06
                 12/27/93  100.14     106.56      103.55     112.74
                 12/28/93  100.14     106.56      103.23     114.15
                 12/29/93  100.14     107.38      104.23     115.22
                 12/30/93  103.15     108.20      104.21     114.71
                 12/31/93  103.15     111.48      105.28     114.00
                  1/3/94   103.91     109.84      104.46     112.38
                  1/4/94   103.91     119.67      103.75     111.43
                  1/5/94   103.91     121.31      103.35     110.52
                  1/6/94   103.90     122.95      103.30     112.06
                  1/7/94   103.90     121.31      102.33     112.41
                  1/10/94  103.90     122.95      103.96     114.00
                  1/11/94  103.90     128.69      105.46     114.49
                  1/12/94  103.90     129.51      105.57     116.94
                  1/13/94  104.63     121.31      106.50     115.71
                  1/14/94  104.63     122.95      107.73     114.07
                  1/17/94  104.63     124.59      107.88     113.90
                  1/18/94  104.63     122.95      111.88     113.00
                  1/19/94  104.63     129.51      111.42     116.74
                  1/20/94  105.61     131.15      110.80     114.39
                  1/21/94  105.61     131.15      110.31     114.87
                  1/24/94  105.61     127.87      108.98     116.12
                  1/25/94  105.61     124.59      108.45     115.35
                  1/26/94  105.61     126.23      107.36     111.26
                  1/27/94  105.00     127.87      110.18     112.48
                  1/28/94  105.00     126.23      108.84     114.80
                  1/31/94  105.00     132.79      109.89     116.74
                  2/1/94   107.11     131.15      110.32     116.50
                  2/2/94   107.11     132.79      110.17     114.84
                  2/3/94   107.99     126.23      112.58     115.65
                  2/4/94   107.99     118.03      111.04     111.12
                  2/7/94   107.99     122.95      110.26     109.50
                  2/8/94   107.99     122.95      110.69     110.93
                  2/9/94   107.99     124.59      110.17     112.28
                  2/10/94  106.83     122.95      109.17     111.54
                  2/11/94  106.83     124.59      107.60     112.08
                  2/14/94  106.83     124.59      107.01     113.26
                  2/15/94  106.83     122.95      106.86     112.17
                  2/16/94  106.83     122.95      109.21     110.43
                  2/17/94  107.21     118.03      109.66     109.65
                  2/18/94  107.21     114.75      109.82     106.85
                  2/22/94  107.21     114.75      111.31     108.51
                  2/23/94  107.21     114.75      110.25     109.60
                  2/24/94  107.17     116.39      107.96     107.31
                  2/25/94  107.17     106.56      108.44     107.51
                  2/28/94  107.17     122.95      108.35     106.67
                  3/1/94   106.94     116.39      108.92     104.22
                  3/2/94   106.94     113.11      108.65     104.36
                  3/3/94   106.28     114.75      108.39     104.48
                  3/4/94   106.28     118.03      109.07     104.97
                  3/7/94   106.28     118.03      110.50     106.10
                  3/8/94   106.28     118.03      111.58     104.86
                  3/9/94   106.28     115.57      112.82     105.26
                  3/10/94  107.59     118.03      113.25     104.25
                  3/11/94  107.59     115.57      113.67     105.55
                  3/14/94  107.59     114.75      114.45     105.29
                  3/15/94  107.59     113.93      114.30     106.04
                  3/16/94  107.59     111.48      114.33     107.24
                  3/17/94  108.53     112.30      116.06     108.42
                  3/18/94  108.53     110.66      115.56     108.25
                  3/21/94  108.53     109.84      114.71     108.00
                  3/22/94  108.53     113.11      114.51     109.55
                  3/23/94  108.53     113.11      114.98     112.91
                  3/24/94  108.74     112.30      112.54     110.91
                  3/25/94  108.74     111.48      112.35     108.26
                  3/28/94  108.74     108.20      111.85     107.56
                  3/29/94  108.74     100.00      107.71     104.30
                  3/30/94  108.74      95.08      103.37     103.81
                  3/31/94  100.75      91.80      102.98     105.15
                  4/4/94   100.79      83.61      101.26     105.50
                  4/5/94   100.79      90.16      104.88     107.46
                  4/6/94   100.79      92.62      105.66     107.99
                  4/7/94   102.68      94.26      105.66     107.77
                  4/8/94   102.68      98.36      103.58     107.38
                  4/11/94  102.68      98.36      104.30     106.89
                  4/12/94  102.68      96.72      102.86     106.38
                  4/13/94  102.68      88.52      101.96     104.46
                  4/14/94   99.26      89.34      100.94     104.56
                  4/15/94   99.26      91.80       98.14     107.13
                  4/18/94   99.26      90.16       97.36     105.88
                  4/19/94   99.26      88.52       94.96     104.48
                  4/20/94   99.26      81.97       91.77     104.06
                  4/21/94   95.83      85.25       93.39     104.22
                  4/22/94   95.83      90.16       94.72     103.98
                  4/25/94   95.83      93.44       95.98     103.54
                  4/26/94   95.83      93.44       96.55     105.32
                  4/28/94  100.25      93.44       96.28     104.93
                  4/29/94  100.25      90.98       99.60     108.13
                  5/2/94   100.68      91.80       99.85     107.92
                  5/3/94   100.68      93.85       99.71     107.57
                  5/4/94   100.68      95.90       98.31     107.40
                  5/5/94   101.54      96.72       97.79     106.09
                  5/6/94   101.54      94.26       95.76     103.80
                  5/9/94   101.54      92.62       92.85     101.95
                  5/10/94  101.54      92.62       92.63     100.30
                  5/11/94  101.54      93.44       91.18     101.07
                  5/12/94   97.59      91.80       92.50     100.44
                  5/13/94   97.59      91.80       92.97     101.37
                  5/16/94   97.59      95.08       93.48     100.56
                  5/17/94   97.59      88.52       96.28      98.55
                  5/18/94   97.59      86.89       94.95      97.84
                  5/19/94   98.66      86.89       95.85      96.59
                  5/20/94   98.66      84.43       95.21      96.53
                  5/23/94   98.66      85.25       96.65      93.73
                  5/24/94   98.66      85.25       98.37      94.13
                  5/25/94   98.66      83.61       98.11      94.89
                  5/26/94   99.42      83.61       98.19      95.12
                  5/27/94   99.42      83.61       98.20      94.19
                  5/31/94   99.42      85.25       98.16      91.91
                  6/1/94    99.34      85.25       99.13      91.24
                  6/2/94    99.71      83.61       99.02      90.92
                  6/3/94    99.71      83.61       98.32      91.24
                  6/6/94    99.71      86.89       97.21      90.39
                  6/7/94    99.71      85.25       95.39      89.83
                  6/8/94    99.71      83.61       93.94      90.10
                  6/9/94    98.83      81.97       94.64      90.41
                  6/10/94   98.83      81.97       95.90      89.87
                  6/13/94   98.83      81.97       97.36      86.14
                  6/14/94   98.83      81.15      100.54      87.92
                  6/15/94   98.83      83.61      100.30      88.45
                  6/16/94   99.16      80.33      100.24      88.68
                  6/17/94   99.16      75.41       97.57      87.86
                  6/20/94   99.16      67.21       96.49      85.86
                  6/21/94   99.16      68.85       94.31      84.43
                  6/22/94   99.16      67.21       95.29      85.12
                  6/23/94   96.60      68.85       93.80      83.99
                  6/24/94   96.60      67.21       92.40      83.24
                  6/27/94   96.60      67.21       92.55      83.03
                  6/28/94   96.60      68.85       92.12      82.48
                  6/29/94   96.60      70.49       93.63      83.14
                  6/30/94   95.99      70.49       92.61      83.55
                  7/1/94    95.64      68.03       93.73      85.77
                  7/5/94    95.64      68.03       93.55      86.55
                  7/6/94    95.64      68.03       91.94      87.50
                  7/7/94    95.89      66.39       91.94      87.63
                  7/8/94    95.89      64.75       93.09      89.35
                  7/11/94   95.89      63.93       94.11      89.31
                  7/12/94   95.89      63.11       94.98      90.61
                  7/13/94   95.89      62.30       95.39      88.97
                  7/14/94   98.70      63.93       96.55      87.85
                  7/15/94   98.70      61.48       97.21      90.99
                  7/18/94   98.70      63.11       96.91      90.62
                  7/19/94   98.70      68.03       95.85      87.51
                  7/20/94   98.70      67.21       95.10      88.83
                  7/21/94   98.13      68.85       94.79      87.93
                  7/22/94   98.13      67.21       95.04      84.77
                  7/25/94   98.13      68.85       95.03      85.26
                  7/26/94   98.13      68.85       94.55      85.57
                  7/27/94   98.13      68.03       94.59      84.70
                  7/28/94   96.98      72.54       94.82      83.92
                  7/29/94   96.98      76.23       95.16      83.99
                  8/1/94    98.42      75.41       95.36      85.34
                  8/2/94    98.42      77.87       96.30      84.75
                  8/3/94    98.42      78.69       95.09      86.75
                  8/4/94    99.00      75.41       92.30      87.67
                  8/5/94    99.00      77.05       90.26      85.47
                  8/8/94    99.00      75.82       89.41      84.61
                  8/9/94    99.00      76.23       88.69      83.24
                  8/10/94   99.00      76.23       91.03      84.16
                  8/11/94  100.37      76.23       89.80      83.39
                  8/12/94  100.37      73.77       90.31      84.60
                  8/15/94  100.37      75.41       89.48      82.75
                  8/16/94  100.37      72.13       90.21      83.36
                  8/17/94  100.37      72.13       90.10      83.44
                  8/18/94  101.95      73.77       89.82      86.06
                  8/19/94  101.95      73.77       90.52      84.31
                  8/22/94  101.95      73.77       90.62      84.62
                  8/23/94  101.95      73.77       91.77      85.79
                  8/24/94  101.95      73.77       91.94      86.11
                  8/25/94  102.94      73.77       91.94      86.56
                  8/26/94  102.94      72.95       93.16      88.38
                  8/29/94  102.94      71.72       93.73      87.00
                  8/30/94  102.94      70.49       94.64      87.45
                  8/31/94  102.94      70.49       93.26      86.36
                  9/1/94   104.89      69.67       92.64      85.65
                  9/2/94   104.89      69.67       92.75      85.26
                  9/6/94   104.89      70.49       92.75      84.58
                  9/7/94   104.89      76.23       92.62      87.14
                  9/8/94   104.54      73.77       92.17      85.95
                  9/9/94   104.54      70.49       91.79      86.32
                  9/12/94  104.54      72.13       90.78      85.65
                  9/13/94  104.54      72.13       90.78      86.16
                  9/14/94  104.54      68.44       90.96      85.04
                  9/15/94  104.55      70.49       91.60      85.49
                  9/16/94  104.55      77.05       92.63      85.98
                  9/19/94  104.55      79.51       92.53      84.11
                  9/20/94  104.55      76.23       91.18      82.90
                  9/21/94  104.55      77.87       89.84      79.47
                  9/22/94  103.43      77.87       88.13      78.89
                  9/23/94  103.43      77.05       86.01      78.96
                  9/26/94  103.43      72.13       85.46      78.75
                  9/27/94  103.43      67.21       87.24      78.55
                  9/28/94  103.43      68.85       87.68      77.39
                  9/29/94  103.85      68.85       87.39      76.51
                  9/30/94  103.85      71.31       89.05      76.53
                 10/3/94   104.13      68.85       88.58      74.91
                 10/4/94   104.13      67.21       86.90      73.66
                 10/5/94   104.13      65.57       85.57      74.34
                 10/6/94   101.62      65.57       85.17      74.05
                 10/7/94   101.62      64.75       85.65      74.62
                 10/10/94  101.62      63.93       86.50      74.38
                 10/11/94  101.62      66.39       89.03      75.81
                 10/12/94  101.62      67.21       89.98      75.31
                 10/13/94  104.27      64.75       89.30      77.71
                 10/14/94  104.27      63.93       89.40      79.72
                 10/17/94  104.27      63.93       89.82      75.58
                 10/18/94  104.27      63.11       89.03      75.82
                 10/19/94  104.27      62.30       88.42      75.91
                 10/20/94  104.76      62.30       86.78      74.92
                 10/21/94  104.76      59.43       87.23      75.05
                 10/24/94  104.76      57.38       86.46      73.47
                 10/25/94  104.76      58.20       86.54      72.06
                 10/26/94  104.76      60.25       87.38      73.45
                 10/27/94  103.06      63.11       86.56      73.78
                 10/28/94  103.06      63.93       87.82      76.03
                 10/31/94  103.06      59.02       88.35      75.20
                 11/1/94   105.25      59.02       87.69      75.94
                 11/2/94   105.25      59.02       88.89      76.01
                 11/3/94   104.49      59.84       89.95      78.10
                 11/4/94   104.49      59.84       89.24      77.21
                 11/7/94   104.49      57.38       89.97      76.52
                 11/8/94   104.49      55.74       90.31      77.01
                 11/9/94   104.49      59.02       89.88      77.03
                 11/10/94  103.67      57.38       89.13      76.48
                 11/11/94  103.67      59.02       87.80      76.20
                 11/14/94  103.67      59.02       88.62      76.82
                 11/15/94  103.67      59.02       89.02      77.13
                 11/16/94  103.67      60.66       88.37      76.75
                 11/17/94  103.70      59.02       86.98      75.77
                 11/18/94  103.70      59.02       85.19      76.02
                 11/21/94  103.70      58.61       84.88      74.65
                 11/22/94  103.70      55.74       83.52      73.84
                 11/23/94  103.70      55.74       82.19      73.07
                 11/25/94   98.55      57.38       83.44      72.31
                 11/28/94   98.55      57.38       83.37      74.79
                 11/29/94   98.55      57.38       83.90      74.29
                 11/30/94   98.55      53.28       85.57      74.88
                 12/1/94   100.26      54.10       84.80      75.90
                 12/2/94   100.26      54.10       85.26      74.64
                 12/5/94   100.26      50.82       86.30      74.67
                 12/6/94   100.26      50.82       85.15      73.34
                 12/7/94   100.26      49.18       85.04      72.36
                 12/8/94    98.42      50.00       83.46      71.34
                 12/9/94    98.42      52.46       83.44      69.80
                 12/12/94   98.42      51.64       82.76      69.15
                 12/13/94   98.42      48.36       82.11      68.64
                 12/14/94   98.42      50.00       81.88      70.27
                 12/15/94   97.85      52.46       83.49      70.79
                 12/16/94   97.85      53.28       85.27      71.55
                 12/19/94   97.85      59.02       86.76      67.45
                 12/20/94   97.85      60.66       87.03      66.51
                 12/21/94   97.85      60.66       85.96      66.86
                 12/22/94   99.48      61.48       86.96      66.65
                 12/23/94   99.48      62.30       88.09      67.48
                 12/27/94   99.48      61.48       90.09      69.39
                 12/28/94   99.48      60.66       88.78      67.88
                 12/29/94  100.36      63.93       89.47      67.58
                 12/30/94  100.36      65.57       90.31      68.07
                  1/3/95   101.37      63.11       91.31      68.42
                  1/4/95   101.37      60.66       91.08      68.42
                  1/5/95   100.56      61.48       90.61      69.10
                  1/6/95   100.56      61.48       92.21      71.23
                  1/9/95   100.56      62.30       92.90      72.44
                  1/10/95  100.56      62.70       92.52      76.25
                  1/11/95  100.56      62.30       92.00      73.22
                  1/12/95  101.54      60.66       91.40      74.14
                  1/13/95  101.54      63.11       90.44      73.85
                  1/16/95  101.54      63.11       92.35      76.15
                  1/17/95  101.54      61.48       92.63      74.91
                  1/18/95  101.54      63.93       92.02      74.62
                  1/19/95  103.39      65.57       91.19      74.03
                  1/20/95  103.39      67.21       89.73      74.51
                  1/23/95  103.39      69.67       90.00      74.90
                  1/24/95  103.39      71.31       89.88      76.15
                  1/25/95  103.39      71.31       89.11      77.11
                  1/26/95  101.75      68.03       87.23      78.51
                  1/27/95  101.75      67.21       87.01      77.43
                  1/30/95  101.75      67.21       86.15      76.42
                  1/31/95  101.75      63.11       85.56      75.26
                  2/1/95   100.78      64.75       85.29      75.10
                  2/2/95   101.15      65.57       85.77      75.74
                  2/3/95   101.15      66.39       85.35      76.27
                  2/6/95   101.15      64.75       85.81      77.55
                  2/7/95   101.15      60.25       85.29      78.62
                  2/8/95   101.15      59.84       85.05      79.52
                  2/9/95   104.22      63.93       86.11      80.04
                  2/10/95  104.22      65.16       87.49      79.94
                  2/13/95  104.22      65.57       87.05      80.45
                  2/14/95  104.22      66.39       88.38      80.12
                  2/15/95  104.22      66.39       88.11      80.37
                  2/16/95  105.57      63.93       87.72      80.05
                  2/17/95  105.57      63.93       88.49      78.36
                  2/21/95  105.57      59.84       88.30      77.71
                  2/22/95  105.57      62.30       88.54      77.46
                  2/23/95  105.01      57.79       89.67      77.87
                  2/24/95  105.01      57.38       89.92      77.53
                  2/27/95  105.01      55.74       88.38      76.87
                  2/28/95  105.01      53.28       91.31      78.04
                  3/1/95   106.13      51.64       89.79      77.71
                  3/2/95   105.81      52.05       88.13      77.75
                  3/3/95   105.81      52.46       86.86      76.62
                  3/6/95   105.81      53.59       87.01      78.24
                  3/7/95   105.81      52.87       85.89      77.73
                  3/8/95   105.81      52.87       85.98      77.81
                  3/9/95   105.81      52.46       85.89      76.56
                  3/10/95  105.81      52.46       86.45      77.95
                  3/13/95  105.81      52.46       86.65      77.55
                  3/14/95  105.81      53.28       86.10      77.87
                  3/15/95  105.81      52.46       85.65      78.13
                  3/16/95  107.59      52.46       86.67      78.01
                  3/17/95  107.59      53.28       86.77      75.73
                  3/20/95  107.59      51.64       85.73      75.45
                  3/21/95  107.59      50.00       86.42      75.37
                  3/22/95  107.59      51.64       86.82      75.02
                  3/23/95  107.34      54.92       85.65      75.05
                  3/24/95  107.34      52.87       86.07      76.47
                  3/27/95  107.34      52.87       87.30      76.53
                  3/28/95  107.34      52.46       87.40      77.07
                  3/29/95  107.34      52.46       87.28      76.85
                  3/30/95  109.00      51.64       89.77      76.18
                  3/31/95  109.00      52.46       89.14      75.91
                  4/3/95   109.03      52.46       88.87      75.82
                  4/4/95   109.03      52.46       87.37      75.26
                  4/5/95   109.03      52.46       87.28      75.46
                  4/6/95   109.27      51.64       87.72      75.57
                  4/7/95   109.27      52.46       87.16      74.78
                  4/10/95  109.27      50.41       86.48      74.78
                  4/11/95  109.27      51.64       86.11      75.04
                  4/12/95  109.27      52.46       88.68      75.19
                  4/13/95  110.28      52.46       87.29      75.79
                  4/17/95  110.28      51.64       87.28      75.91
                  4/18/95  110.28      52.46       87.37      75.40
                  4/19/95  110.28      53.28       86.68      74.77
                  4/20/95  108.06      52.46       86.89      76.45
                  4/21/95  108.06      51.64       86.99      76.14
                  4/24/95  110.16      52.46       88.31      76.45
                  4/25/95  110.18      53.28       88.50      76.20
                  4/26/95  110.37      53.28       87.58      77.16
                  4/27/95  110.97      53.28       87.57      77.53
                  4/28/95  111.28      53.28       88.15      78.10
                  5/1/95   110.97      55.74       88.12      77.45
                  5/2/95   110.91      54.51       87.88      76.39
                  5/3/95   111.73      52.46       88.66      77.20
                  5/4/95   111.03      50.82       87.26      77.59
                  5/5/95   110.36      53.28       85.50      79.63
                  5/8/95   110.79      51.64       87.20      82.68
                  5/9/95   111.03      52.46       87.06      85.09
                  5/10/95  111.25      51.64       88.74      85.45
                  5/11/95  112.00      52.46       88.64      84.69
                  5/12/95  112.56      50.82       89.71      84.74
                  5/15/95  113.44      50.00       90.85      86.59
                  5/16/95  113.88      50.00       92.87      87.95
                  5/17/95  113.97      50.00       93.15      86.67
                  5/18/95  112.70      52.46       91.95      84.02
                  5/19/95  112.37      51.23       91.65      84.61
                  5/22/95  113.19      50.82       91.53      86.27
                  5/23/95  114.38      50.82       92.15      86.62
                  5/24/95  113.71      50.82       92.06      86.78
                  5/25/95  113.75      49.18       92.27      87.08
                  5/26/95  112.92      50.00       92.24      86.40
                  5/30/95  111.93      50.82       92.39      85.66
                  5/31/95  112.58      49.18       94.01      87.18
                  6/1/95   113.21      47.54       94.31      87.10
                  6/2/95   113.18      47.54       94.61      86.63
                  6/5/95   114.02      42.62       95.93      85.24
                  6/6/95   114.02      46.72       97.75      87.20
                  6/7/95   114.07      47.13       97.14      87.07
                  6/8/95   114.68      50.00       97.16      86.67
                  6/9/95   114.44      47.54       96.47      85.35
                  6/12/95  115.10      46.72       97.61      85.37
                  6/13/95  116.06      45.08       98.22      85.27
                  6/14/95  116.27      44.26       97.45      84.43
                  6/15/95  116.90      46.72       98.70      85.13
                  6/16/95  117.63      46.31      100.19      84.92
                  6/19/95  118.64      48.36      100.52      84.34
                  6/20/95  118.96      46.31      100.24      82.99
                  6/21/95  118.61      46.72      100.21      83.81
                  6/22/95  119.84      45.90      100.03      84.17
                  6/23/95  119.53      46.72       99.97      81.97
                  6/26/95  117.75      46.72      100.16      82.64
                  6/27/95  116.99      47.54       98.70      83.09
                  6/28/95  117.09      46.72      100.00      82.42
                  6/29/95  117.75      45.90      100.77      84.38
                  6/30/95  118.19      47.95      103.43      84.34
                  7/3/95   118.59      49.18      103.69      85.47
                  7/5/95   119.23      50.00      103.69      86.12
                  7/6/95   120.45      49.18      106.67      88.75
                  7/7/95   122.18      50.82      108.39      92.82
                  7/10/95  122.60      50.00      109.83      93.79
                  7/11/95  122.14      52.87      109.96      93.50
                  7/12/95  123.96      56.56      110.00      94.39
                  7/13/95  124.14      55.74      108.80      93.97
                  7/14/95  124.09      58.20      108.22      93.28
                  7/17/95  124.41      61.48      109.88      94.02
                  7/18/95  122.87      59.84      109.91      93.51
                  7/19/95  119.41      55.74      107.50      93.98
                  7/20/95  120.52      56.56      109.93      93.00
                  7/21/95  120.95      59.02      109.47      92.13
                  7/24/95  122.42      60.66      110.17      93.75
                  7/25/95  123.45      59.84      110.42      94.16
                  7/26/95  124.16      59.84      110.12      94.47
                  7/27/95  125.85      59.84      110.15      96.03
                  7/28/95  125.47      59.84      109.93      95.72
                  7/31/95  125.65      58.20      110.60      94.83
                  8/1/95   124.57      58.20      110.19      95.38
                  8/2/95   123.73      57.38      110.62      95.50
                  8/3/95   123.18      54.92      111.05      95.74
                  8/4/95   123.71      55.74      111.51      95.60
                  8/7/95   124.20      55.74      112.83      96.17
                  8/8/95   124.17      56.56      112.77      95.26
                  8/9/95   124.87      63.11      112.93      96.19
                  8/10/95  124.67      60.66      114.22      95.36
                  8/11/95  124.65      62.30      113.97      95.28
                  8/14/95  125.59      61.48      113.19      94.38
                  8/15/95  125.49      61.48      113.27      94.12
                  8/16/95  127.13      62.30      112.92      94.82
                  8/17/95  128.05      64.75      112.56      95.85
                  8/18/95  127.98      64.75      112.35      96.72
                  8/21/95  127.05      63.11      111.68      96.89
                  8/22/95  127.49      62.30      111.87      96.12
                  8/23/95  127.79      62.30      112.61      94.83
                  8/24/95  127.07      61.48      112.66      95.06
                  8/25/95  126.95      60.66      113.14      96.34
                  8/28/95  125.78      62.30      111.44      97.23
                  8/29/95  125.35      60.66      111.62      98.96
                  8/30/95  126.04      61.48      110.89     100.10
                  8/31/95  126.85      62.30      111.21      98.58
                  9/1/95   127.05      62.30      112.91      99.06
                  9/5/95   129.09      63.11      115.04     100.76
                  9/6/95   130.00      62.30      116.35     102.00
                  9/7/95   130.26      60.66      115.58     101.53
                  9/8/95   131.28      65.57      115.26     102.20
                  9/11/95  131.84      64.75      115.42     103.05
                  9/12/95  131.51      63.11      115.37     102.98
                  9/13/95  131.72      61.07      115.27     101.61
                  9/14/95  131.48      64.75      115.93     102.34
                  9/15/95  130.30      65.57      114.54     101.96
                  9/18/95  130.41      68.85      113.92     101.25
                  9/19/95  131.27      68.03      113.52     101.18
                  9/20/95  131.70      71.31      114.37     100.30
                  9/21/95  130.72      71.31      113.36      98.60
                  9/22/95  130.14      70.49      113.09      98.63
                  9/25/95  128.62      70.08      112.98      96.88
                  9/26/95  127.91      66.39      113.32      95.86
                  9/27/95  127.19      69.67      112.89      95.80
                  9/28/95  129.23      72.13      113.38      96.01
                  9/29/95  128.84      68.03      113.58      95.61
                 10/2/95   127.51      68.85      113.42      94.24
                 10/3/95   126.17      67.21      113.13      92.24
                 10/4/95   123.83      65.57      112.30      93.49
                 10/5/95   124.96      64.75      112.37      92.69
                 10/6/95   124.97      65.57      111.94      92.78
                 10/9/95   121.89      63.93      111.40      91.56
                 10/10/95  121.50      60.66      110.03      91.09
                 10/11/95  123.58      64.34      110.15      90.07
                 10/12/95  125.10      65.57      111.26      91.01
                 10/13/95  125.59      63.93      113.47      92.47
                 10/16/95  125.18      61.48      113.15      97.10
                 10/17/95  127.15      56.56      112.33      96.14
                 10/18/95  127.46      55.74      112.55      95.18
                 10/19/95  127.31      54.92      111.80      95.77
                 10/20/95  125.96      54.10      111.80      95.68
                 10/23/95  125.85      52.46      111.55      95.42
                 10/24/95  125.37      50.00      111.81      94.32
                 10/25/95  123.76      48.36      110.52      93.36
                 10/26/95  122.66      48.36      108.81      94.09
                 10/27/95  123.11      48.36      109.03      95.26
                 10/30/95  124.61      50.00      108.37      97.09
                 10/31/95  123.96      49.18      106.95      97.53
                 11/1/95   124.77      46.72      107.50      96.55
                 11/2/95   127.01      46.72      108.94      97.99
                 11/3/95   128.27      47.54      109.00      98.44
                 11/6/95   128.16      48.36      109.23      99.36
                 11/7/95   126.35      48.36      108.24      99.15
                 11/8/95   126.50      47.13      107.73      99.06
                 11/9/95   127.97      46.72      106.26     102.43
                 11/10/95  128.17      48.36      106.98     102.79
                 11/13/95  127.73      45.90      107.63     101.25
                 11/14/95  126.08      45.90      107.47     103.28
                 11/15/95  126.02      45.90      108.23     101.79
                 11/16/95  126.93      46.31      108.25     101.83
                 11/17/95  127.22      46.72      109.82     102.22
                 11/20/95  125.42      46.72      108.94     103.61
                 11/21/95  125.00      45.90      110.67     103.07
                 11/22/95  125.08      47.54      112.65     102.82
                 11/24/95  127.12      46.72      112.35     102.91
                 11/27/95  126.19      45.90      112.96     102.11
                 11/28/95  127.40      46.72      112.35     100.52
                 11/29/95  128.47      46.72      112.49     100.33
                 11/30/95  129.08      46.72      112.15     101.31
                 12/1/95   128.17      46.72      112.82     101.30
                 12/4/95   129.56      47.13      112.87     102.81
                 12/5/95   129.29      45.90      113.66     104.48
                 12/6/95   128.41      45.08      114.61     103.90
                 12/7/95   127.61      43.44      113.32     103.90
                 12/8/95   128.22      43.44      113.64     104.92
                 12/11/95  128.03      45.08      114.83     105.18
                 12/12/95  126.66      45.90      113.53     104.70
                 12/13/95  127.25      47.54      113.13     105.21
                 12/14/95  124.85      47.54      112.28     104.71
                 12/15/95  124.09      50.00      112.28     104.33
                 12/18/95  121.24      50.00      111.43     103.85
                 12/19/95  123.55      48.36      112.31     103.37
                 12/20/95  123.79      46.72      112.86     103.52
                 12/21/95  125.31      46.72      112.31     103.12
                 12/22/95  125.96      46.72      111.60     103.26
                 12/26/95  126.52      46.72      112.65     101.54
                 12/27/95  126.64      47.54      112.68     100.31
                 12/28/95  126.42      47.54      112.33     100.81
                 12/29/95  127.47      48.36      112.71     102.02
                  1/2/96   128.12      49.18      112.95     102.61
                  1/3/96   127.23      49.18      114.44     105.07
                  1/4/96   125.37      50.00      113.05     104.91
                  1/5/96   125.25      51.64      112.65     103.97
                  1/8/96   125.29      52.46      113.17     103.73
                  1/9/96   122.21      51.64      111.94     103.31
                  1/10/96  120.64      50.00      109.22     100.40
                  1/11/96  122.85      51.64      108.60     101.61
                  1/12/96  122.31      51.64      110.03     101.74
                  1/15/96  120.30      50.00      109.18     100.36
                  1/16/96  120.54      48.36      110.79     101.76
                  1/17/96  121.58      48.77      110.72     101.12
                  1/18/96  122.25      49.18      109.86      99.92
                  1/19/96  123.50      48.36      109.31      98.90
                  1/22/96  124.63      49.18      112.16      96.14
                  1/23/96  124.66      50.00      111.00      96.30
                  1/24/96  126.65      48.36      111.15      95.84
                  1/25/96  125.68      47.13      109.92      94.95
                  1/26/96  126.30      46.72      110.48      93.43
                  1/29/96  126.42      45.08      112.10      93.99
                  1/30/96  128.07      44.26      112.68      93.51
                  1/31/96  128.95      43.44      113.62      95.12
                  2/1/96   129.93      43.44      114.46      96.80
                  2/2/96   129.52      45.90      113.99      96.27
                  2/5/96   130.86      45.49      114.28      98.08
                  2/6/96   131.59      45.90      115.02      97.34
                  2/7/96   131.40      45.08      114.80      97.02
                  2/8/96   132.46      43.44      112.94      97.30
                  2/9/96   132.73      41.80      113.42      96.63
                  2/12/96  133.23      45.08      114.12      96.65
                  2/13/96  132.49      45.08      114.55      96.95
                  2/14/96  132.64      45.90      116.20      97.04
                  2/15/96  133.35      45.08      115.63      96.80
                  2/16/96  133.48      45.90      114.51      96.79
                  2/20/96  132.54      48.36      112.86      96.20
                  2/21/96  133.98      49.18      112.59      96.70
                  2/22/96  136.37      51.64      114.46      97.25
                  2/23/96  136.17      51.64      114.46      96.40
                  2/26/96  135.76      52.46      112.95      96.33
                  2/27/96  135.49      54.10      113.86      95.39
                  2/28/96  135.72      54.92      112.93      95.17
                  2/29/96  134.73      53.69      113.23      96.12
                  3/1/96   132.87      53.28      112.66      96.03
                  3/4/96   134.23      53.28      114.55      96.71
                  3/5/96   135.25      53.28      114.07     100.63
                  3/6/96   135.59      52.46      113.30     100.26
                  3/7/96   135.82      52.05      113.03      99.45
                  3/8/96   132.30      52.05      110.27      96.48
                  3/11/96  134.03      52.05      113.28      98.25
                  3/12/96  133.40      52.46      115.65      98.92
                  3/13/96  135.27      52.46      117.16      98.38
                  3/14/96  136.07      53.28      117.33     101.13
                  3/15/96  136.65      54.10      116.68     101.49
                  3/18/96  138.44      56.56      118.68     101.28
                  3/19/96  137.98      58.20      118.69     101.78
                  3/20/96  136.71      59.02      118.77     102.05
                  3/21/96  136.48      60.66      120.28     102.31
                  3/22/96  136.58      57.38      121.14     102.90
                  3/25/96  135.32      54.10      120.72     102.56
                  3/26/96  135.16      54.10      121.36     103.34
                  3/27/96  135.75      59.02      121.50     101.99
                  3/28/96  135.89      60.66      121.15     101.99
                  3/29/96  136.41      62.30      121.73     101.38
                  4/1/96   137.07      62.30      123.47      99.92
                  4/2/96   137.41      61.48      122.67      97.64
                  4/3/96   137.54      63.93      121.59      97.91
                  4/4/96   137.48      64.75      120.52      97.17
                  4/8/96   135.52      62.30      119.67      96.07
                  4/9/96   136.81      63.93      119.07      95.75
                  4/10/96  135.85      63.11      119.49      93.45
                  4/11/96  134.33      60.66      118.18      91.58
                  4/12/96  135.58      64.75      117.89      92.23
                  4/15/96  136.34      67.21      118.42      93.73
                  4/16/96  138.18      67.21      117.51      93.18
                  4/17/96  136.84      69.67      116.79      92.24
                  4/18/96  137.59      70.49      117.93      91.32
                  4/19/96  138.14      72.13      118.28      92.23
                  4/22/96  139.57      70.49      118.34      93.49
                  4/23/96  140.81      71.31      118.84      94.51
                  4/24/96  141.76      73.77      119.55      94.27
                  4/25/96  142.65      70.49      119.64      94.36
                  4/26/96  142.92      80.33      119.43      94.55
                  4/29/96  142.99      80.33      120.56      94.69
                  4/30/96  142.73      81.15      121.21      95.20
                  5/1/96   143.35      77.87      122.06      97.16
                  5/2/96   141.30      77.05      121.24      95.37
                  5/3/96   141.81      77.05      120.21      97.12
                  5/6/96   141.62      77.05      120.27      97.41
                  5/7/96   140.76      77.87      120.13      97.52
                  5/8/96   140.25      77.05      119.53      95.51
                  5/9/96   141.23      77.05      118.89      96.71
                  5/10/96  142.43      77.05      120.63      96.17
                  5/13/96  143.72      77.87      121.42      95.96
                  5/14/96  145.07      78.69      123.31      97.70
                  5/15/96  145.24      77.05      124.42      98.20
                  5/16/96  145.86      79.51      123.96      98.37
                  5/17/96  145.75      79.51      124.82      99.85
                  5/20/96  146.50      80.33      124.67      99.38
                  5/21/96  146.26      81.97      125.64     100.20
                  5/22/96  146.21      81.97      126.40     100.73
                  5/23/96  145.85      77.87      127.18     100.96
                  5/24/96  145.59      77.87      128.48     100.55
                  5/28/96  144.56      77.87      128.01      99.29
                  5/29/96  143.52      80.33      127.06      97.97
                  5/30/96  144.90      80.33      126.74      99.50
                  5/31/96  144.94      80.33      126.86     100.26
                  6/3/96   144.70      79.51      126.50     100.43
                  6/4/96   146.18      77.87      126.94      99.98
                  6/5/96   146.33      77.87      126.00     100.50
                  6/6/96   144.98      75.41      126.47     100.68
                  6/7/96   144.73      75.41      126.27      99.26
                  6/10/96  145.01      71.31      125.37      98.31
                  6/11/96  145.14      72.13      125.70      97.98
                  6/12/96  145.80      77.87      125.71      98.51
                  6/13/96  144.74      77.05      125.09      98.46
                  6/14/96  143.81      79.51      124.91      97.88
                  6/17/96  143.16      81.15      124.31      98.22
                  6/18/96  142.00      77.05      123.42      98.29
                  6/19/96  141.99      77.05      123.06      98.44
                  6/20/96  141.00      75.41      123.75      96.88
                  6/21/96  140.81      77.87      124.73      97.33
                  6/24/96  140.84      80.33      124.75      98.40
                  6/25/96  139.84      80.33      124.01      98.50
                  6/26/96  137.66      80.33      122.64      97.63
                  6/27/96  138.47      80.74      122.97      99.27
                  6/28/96  140.48      80.33      120.86      99.77
                  7/1/96   141.51      78.69      122.00      99.46
                  7/2/96   140.96      80.33      123.56      99.96
                  7/3/96   139.82      79.51      122.47     102.47
                  7/5/96   137.83      78.69      121.00     101.24
                  7/8/96   136.42      76.23      118.32      99.95
                  7/9/96   137.27      77.05      118.69     100.54
                  7/10/96  135.88      77.05      117.91     100.49
                  7/11/96  132.72      79.51      116.34     100.35
                  7/12/96  132.49      78.69      115.15     100.64
                  7/15/96  128.14      80.33      112.23      98.71
                  7/16/96  126.52      79.51      110.91      95.45
                  7/17/96  129.38      77.87      112.70      96.96
                  7/18/96  131.74      79.51      114.20      98.13
                  7/19/96  130.24      77.87      115.72      97.37
                  7/22/96  128.51      79.51      115.15      95.95
                  7/23/96  125.90      77.87      114.87      93.82
                  7/24/96  125.16      74.59      113.60      92.93
                  7/25/96  126.95      76.23      116.08      94.82
                  7/26/96  129.01      78.69      117.61      93.67
                  7/29/96  127.56      78.69      117.65      94.97
                  7/30/96  128.29      77.87      118.12      95.07
                  7/31/96  128.91      78.69      120.16      96.51
                  8/1/96   130.99      80.33      121.63      98.33
                  8/2/96   133.12      80.33      123.41      99.37
                  8/5/96   132.40      86.48      122.31     100.97
                  8/6/96   133.34      91.80      122.11     101.13
                  8/7/96   134.54      92.62      122.88     101.74
                  8/8/96   134.19      90.98      123.88     103.70
                  8/9/96   134.18      91.39      124.35     104.64
                  8/12/96  134.61      92.21      124.45     104.35
                  8/13/96  133.41      93.44      124.41     103.26
                  8/14/96  134.79      97.95      124.44     104.02
                  8/15/96  135.08     100.82      124.33     107.88
                  8/16/96  135.43     103.28      124.69     108.11
                  8/19/96  135.23     102.46      124.24     109.49
                  8/20/96  135.32     100.82      125.63     111.39
                  8/21/96  135.72      99.59      126.07     109.42
                  8/22/96  136.92     102.46      126.11     111.16
                  8/23/96  136.74     100.82      126.39     111.54
                  8/26/96  136.11      98.36      126.53     114.21
                  8/27/96  137.00     104.92      126.84     113.66
                  8/28/96  137.91     107.38      128.03     113.85
                  8/29/96  137.01     102.46      126.58     111.58
                  8/30/96  136.56     102.05      126.95     110.86
                  9/3/96   136.06     100.82      126.28     110.50
                  9/4/96   136.74     101.64      126.01     111.94
                  9/5/96   135.18     100.82      124.94     111.86
                  9/6/96   136.37     100.00      125.59     111.85
                  9/9/96   136.76     101.64      124.93     113.20
                  9/10/96  136.88     101.64      123.92     112.67
                  9/11/96  137.78     102.46      125.07     115.01
                  9/12/96  138.84      99.18      126.07     115.46
                  9/13/96  140.20      99.59      126.73     113.60
                  9/16/96  141.01     100.00      127.70     113.75
                  9/17/96  141.58     104.10      127.77     113.65
                  9/18/96  140.89     108.20      125.54     112.92
                  9/19/96  141.31     109.02      125.40     111.41
                  9/20/96  142.00     109.84      125.07     112.90
                  9/23/96  141.44     103.28      126.32     114.19
                  9/24/96  142.13     101.64      125.78     115.54
                  9/25/96  142.80     100.82      126.49     114.60
                  9/26/96  143.83      98.36      125.92     115.78
                  9/27/96  143.77      99.18      125.61     115.30
                  9/30/96  143.74     106.56      124.73     114.94
                 10/1/96   142.92     104.10      125.95     115.58
                 10/2/96   144.01     108.20      126.82     116.85
                 10/3/96   143.74     105.74      126.84     117.21
                 10/4/96   145.15     106.56      126.67     118.44
                 10/7/96   145.22     107.38      124.77     118.20
                 10/8/96   144.13     101.64      125.78     117.75
                 10/9/96   143.76     102.46      124.93     116.95
                 10/10/96  143.72     114.75      126.96     117.28
                 10/11/96  144.42     111.48      127.27     119.49
                 10/14/96  145.29     110.66      127.40     122.01
                 10/15/96  145.13     111.48      128.71     121.25
                 10/16/96  144.73     113.11      128.83     121.37
                 10/17/96  145.03     113.11      129.14     120.78
                 10/18/96  145.31     113.11      129.56     122.18
                 10/21/96  144.35     112.30      129.59     122.80
                 10/22/96  142.96     108.20      129.02     120.98
                 10/23/96  143.60     102.46      128.62     120.37
                 10/24/96  143.61     100.00      128.68     118.75
                 10/25/96  143.37     100.00      129.63     118.05
                 10/28/96  142.11     100.82      128.74     116.59
                 10/29/96  140.78     109.02      129.03     119.51
                 10/30/96  141.30     106.56      128.76     119.13
                 10/31/96  141.84     102.46      128.29     118.93
                 11/1/96   141.73     100.82      128.03     118.93
                 11/4/96   141.51     100.82      128.03     120.41
                 11/5/96   142.45      99.18      129.55     120.25
                 11/6/96   144.43     100.41      130.32     121.94
                 11/7/96   144.76      99.18      129.59     120.55
                 11/8/96   145.20      94.26      130.08     122.36
                 11/11/96  146.21      89.34      130.07     122.04
                 11/12/96  146.21      86.89      129.66     121.74
                 11/13/96  146.76      90.16      130.93     122.41
                 11/14/96  147.92      92.62      131.92     122.87
                 11/15/96  147.93      95.08      131.92     124.91
                 11/18/96  147.71      94.26      131.33     123.30
                 11/19/96  147.52     100.00      131.72     123.27
                 11/20/96  148.26     101.64      133.57     124.19
                 11/21/96  147.38     100.00      133.25     125.71
                 11/22/96  149.39     101.64      132.82     125.58
                 11/25/96  149.91     101.64      133.24     127.57
                 11/26/96  149.55     104.10      134.44     128.01
                 11/27/96  149.70     109.02      134.42     128.30
                 11/29/96  149.68     109.02      134.80     129.91
                 12/2/96   151.17     107.38      134.04     127.04
                 12/3/96   151.06      94.26      134.30     127.89
                 12/4/96   150.45      91.80      133.21     129.27
                 12/5/96   150.52      93.44      133.57     129.00
                 12/6/96   149.00     101.64      132.91     128.48
                 12/9/96   151.12     104.10      136.89     128.79
                 12/10/96  150.56     100.82      139.61     127.98
                 12/11/96  148.90     104.10      138.35     126.84
                 12/12/96  147.83     101.64      138.00     126.54
                 12/13/96  146.69     100.82      137.66     124.35
                 12/16/96  144.82     100.82      136.99     121.13
                 12/17/96  144.96      98.36      135.53     123.05
                 12/18/96  146.75     100.82      136.44     120.85
                 12/19/96  148.17     101.64      134.79     121.02
                 12/20/96  147.93     100.41      135.55     122.79
                 12/23/96  146.80     100.82      136.22     121.74
                 12/24/96  147.31     100.82      136.34     122.53
                 12/26/96  148.13     100.00      136.30     122.06
                 12/27/96  148.53     105.74      136.76     122.78
                 12/30/96  148.74     104.92      136.30     122.35
                 12/31/96  149.29     108.20      137.33     121.25
                  1/2/97   147.50     103.28      138.35     119.50
                  1/3/97   149.77      99.18      137.43     120.28
                  1/6/97   150.58     100.00      137.02     120.08
                  1/7/97   151.77     100.00      137.87     120.00
                  1/8/97   151.18     110.66      137.56     120.01
                  1/9/97   152.30     112.30      137.52     120.73
                  1/10/97  153.49     111.48      139.71     122.00
                  1/13/97  152.54     110.66      141.31     122.75
                  1/14/97  153.82     106.97      145.11     124.32
                  1/15/97  153.26     108.20      144.24     124.65
                  1/16/97  154.65     105.74      146.54     124.12
                  1/17/97  155.11     103.28      148.55     122.81
                  1/20/97  155.70     104.92      146.52     122.84
                  1/21/97  155.94     111.48      145.14     122.63
                  1/22/97  155.97     117.21      144.71     124.14
                  1/23/97  155.22     116.39      143.99     124.40
                  1/24/97  153.27     109.02      143.28     124.75
                  1/27/97  152.04     107.38      143.31     126.51
                  1/28/97  152.31     112.30      143.57     127.65
                  1/29/97  152.01     112.30      143.27     127.64
                  1/30/97  153.77     113.93      142.90     128.62
                  1/31/97  154.56     130.33      143.04     128.27
                  2/3/97   154.06     137.71      142.39     128.45
                  2/4/97   153.45     131.15      141.90     130.25
                  2/5/97   151.91     131.15      140.38     128.16
                  2/6/97   152.46     133.61      140.59     126.61
                  2/7/97   153.03     135.25      141.58     128.11
                  2/10/97  151.45     131.15      141.71     128.14
                  2/11/97  151.15     123.77      140.59     128.17
                  2/12/97  153.59     128.69      140.28     127.96
                  2/13/97  154.96     131.15      141.04     127.68
                  2/14/97  155.32     129.51      142.71     125.98
                  2/18/97  154.75     131.15      141.23     126.98
                  2/19/97  154.83     131.97      140.65     127.07
                  2/20/97  153.21     131.97      141.57     128.23
                  2/21/97  152.37     122.95      141.07     128.97
                  2/24/97  152.81     118.03      142.09     129.01
                  2/25/97  154.01     118.03      141.85     128.18
                  2/26/97  153.23     115.57      139.88     126.74
                  2/27/97  151.27     118.85      140.91     127.14
                  2/28/97  151.09     122.13      140.45     127.50
                  3/3/97   150.98     129.51      141.44     127.72
                  3/4/97   152.26     124.59      140.88     128.67
                  3/5/97   153.36     124.59      140.06     130.30
                  3/6/97   153.26     124.59      141.00     129.32
                  3/7/97   153.22     119.67      141.94     130.41
                  3/10/97  154.03     119.67      141.12     131.43
                  3/11/97  154.07     118.85      140.78     131.15
                  3/12/97  153.37     114.75      139.96     129.94
                  3/13/97  152.19     107.38      138.84     127.54
                  3/14/97  152.96     112.30      139.59     128.96
                  3/17/97  151.97     110.66      138.63     130.01
                  3/18/97  150.99     106.97      138.61     128.73
                  3/19/97  149.71     109.02      136.67     128.64
                  3/20/97  150.55     107.38      135.94     127.54
                  3/21/97  150.37     112.30      135.79     125.38
                  3/24/97  149.72     113.11      134.60     125.56
                  3/25/97  150.24     109.02      134.24     124.04
                  3/26/97  151.67     109.02      133.89     122.28
                  3/27/97  149.68     107.38      133.38     118.90
                  3/31/97  145.81     102.46      131.16     115.31
                  4/1/97   145.19      97.95      131.84     110.65
                  4/2/97   144.10      94.26      132.16     113.19
                  4/3/97   144.15      88.52      131.41     113.08
                  4/4/97   146.31      80.33      133.13     113.30
                  4/7/97   147.87      91.80      134.29     113.54
                  4/8/97   148.43      90.98      134.93     113.43
                  4/9/97   148.00      90.16      133.55     114.17
                  4/10/97  146.83      81.15      131.81     113.08
                  4/11/97  143.92      79.51      128.81     111.80
                  4/14/97  144.16      80.33      127.86     111.02
                  4/15/97  145.16      81.56      130.30     112.86
                  4/16/97  145.33      86.07      130.93     114.84
                  4/17/97  145.50      89.34      131.42     113.92
                  4/18/97  145.28      89.34      132.78     115.56
                  4/21/97  142.84      86.07      130.76     114.04
                  4/22/97  143.87      93.44      131.31     114.33
                  4/23/97  144.64      95.90      132.11     115.98
                  4/24/97  144.84      91.80      130.79     115.21
                  4/25/97  142.19      93.44      130.47     114.37
                  4/28/97  142.72      91.80      130.75     115.90
                  4/29/97  145.76      92.62      132.36     117.62
                  4/30/97  147.38      94.26      134.43     118.80
                  5/1/97   148.20      98.36      134.91     118.15
                  5/2/97   151.69     100.82      137.22     120.98
                  5/5/97   155.24      90.16      140.04     123.51
                  5/6/97   153.97      93.44      141.30     121.09
                  5/7/97   153.29      93.44      140.10     118.68
                  5/8/97   154.16      91.80      141.09     118.63
                  5/9/97   154.48      91.80      140.76     118.02
                  5/12/97  155.98      92.62      141.74     118.67
                  5/13/97  155.35      94.26      140.91     116.91
                  5/14/97  155.79      94.26      142.36     116.89
                  5/15/97  156.75      88.52      143.69     117.11
                  5/16/97  155.60      86.89      142.31     116.82
                  5/19/97  155.64      85.25      143.77     117.52
                  5/20/97  156.92      86.07      144.84     119.52
                  5/21/97  157.84      84.43      142.88     118.63
                  5/22/97  157.82      86.48      141.52     118.42
                  5/23/97  160.03      86.89      143.69     120.84
                  5/27/97  161.13      90.16      143.67     118.78
                  5/28/97  161.60      92.62      143.99     119.19
                  5/29/97  161.38      92.62      143.73     119.72
                  5/30/97  162.29      99.18      144.47     120.20
                  6/2/97   163.65      99.18      143.60     120.15
                  6/3/97   162.73      95.08      144.83     120.37
                  6/4/97   162.26      93.44      143.70     119.71
                  6/5/97   163.23      89.34      143.38     121.73
                  6/6/97   163.65      86.07      143.48     121.22
                  6/9/97   164.20      85.25      143.80     123.08
                  6/10/97  163.84      85.25      141.81     125.48
                  6/11/97  163.88      93.44      144.08     125.40
                  6/12/97  165.21      91.80      148.29     125.91
                  6/13/97  166.28      91.80      150.84     126.40
                  6/16/97  166.97      90.98      150.97     128.71
                  6/17/97  167.71      90.16      150.71     128.87
                  6/18/97  167.50      90.98      152.29     128.86
                  6/19/97  168.72      90.16      153.20     130.94
                  6/20/97  167.57      88.52      153.40     131.62
                  6/23/97  165.95      84.43      151.55     130.23
                  6/24/97  166.62      86.89      151.04     131.95
                  6/25/97  165.55      86.07      151.61     130.80
                  6/26/97  164.72      86.07      152.40     129.37
                  6/27/97  166.04      85.25      152.49     129.44
                  6/30/97  166.11      86.07      153.53     129.38
                  7/1/97   167.22      82.79      152.12     132.09
                  7/2/97   168.73      87.71      155.84     130.67
                  7/3/97   169.52      86.89      157.71     131.12
                  7/7/97   169.82      85.25      156.72     129.85
                  7/8/97   171.42      87.71      158.58     128.44
                  7/9/97   170.98      91.80      158.03     125.77
                  7/10/97  172.15      90.16      157.34     127.16
                  7/11/97  174.22      91.80      159.15     124.60
                  7/14/97  175.13      91.80      158.80     123.08
                  7/15/97  176.32      91.80      157.51     126.54
                  7/16/97  178.68      87.71      160.87     127.57
                  7/17/97  177.91      90.16      161.62     126.65
                  7/18/97  176.88      89.34      159.86     126.71
                  7/21/97  175.17      80.33      158.61     128.11
                  7/22/97  177.56      85.25      162.66     129.27
                  7/23/97  178.55      81.15      166.13     129.13
                  7/24/97  178.73      86.89      164.87     130.59
                  7/25/97  178.82      83.61      164.56     130.47
                  7/28/97  178.05      80.33      163.92     131.17
                  7/29/97  178.88      74.59      164.54     132.90
                  7/30/97  182.08      72.95      166.68     133.58
                  7/31/97  182.43      75.41      168.11     134.33
                  8/1/97   182.35      78.69      168.23     134.26
                  8/4/97   183.51      74.59      170.08     135.15
                  8/5/97   185.00      68.03      169.38     135.50
                  8/6/97   186.09      66.39      169.17     135.38
                  8/7/97   184.61      67.21      166.91     134.85
                  8/8/97   182.26      66.39      163.22     134.05
                  8/11/97  181.03      63.11      164.74     134.36
                  8/12/97  180.91      62.30      164.35     134.43
                  8/13/97  181.18      69.26      163.81     133.41
                  8/14/97  180.97      68.85      163.56     134.52
                  8/15/97  179.26      72.13      163.34     132.88
                  8/18/97  178.87      68.85      163.68     132.30
                  8/19/97  181.93      70.49      165.30     132.39
                  8/20/97  183.92      67.21      168.31     132.45
                  8/21/97  182.46      63.93      166.93     131.60
                  8/22/97  182.16      65.57      166.83     132.16
                  8/25/97  183.57      71.31      168.65     130.85
                  8/26/97  183.87      72.13      167.68     131.26
                  8/27/97  184.44      72.95      167.90     129.46
                  8/28/97  183.61      71.31      167.97     128.08
                  8/29/97  183.73      73.77      169.13     128.72
                  9/2/97   186.37      72.95      170.73     130.15
                  9/3/97   187.01      73.77      171.72     130.31
                  9/4/97   187.44      78.69      171.12     131.17
                  9/5/97   188.38      76.23      172.13     129.45
                  9/8/97   189.40      77.87      173.54     130.11
                  9/9/97   189.78      74.59      174.81     130.01
                  9/10/97  188.66      76.23      173.15     128.62
                  9/11/97  187.89      79.51      171.15     127.48
                  9/12/97  190.52      81.97      171.56     128.85
                  9/15/97  190.44      85.25      172.51     128.14
                  9/16/97  192.01      85.25      173.54     128.89
                  9/17/97  192.65      85.25      173.74     129.68
                  9/18/97  193.25      85.25      174.80     129.33
                  9/19/97  193.54      86.89      174.34     128.54
                  9/22/97  193.68      86.89      175.30     128.36
                  9/23/97  192.74      89.75      173.07     127.05
                  9/24/97  191.28      90.98      171.35     127.18
                  9/25/97  190.76      94.26      173.88     127.35
                  9/26/97  191.09      95.08      174.75     128.16
                  9/29/97  192.57      93.44      175.59     128.32
                  9/30/97  192.53      92.62      177.07     129.74
                 10/1/97   192.63      90.98      177.87     129.39
                 10/2/97   192.96      93.44      178.83     131.02
                 10/3/97   193.71      92.62      179.63     131.56
                 10/6/97   194.91      93.44      179.90     131.67
                 10/7/97   195.90      92.62      180.88     131.70
                 10/8/97   195.79      90.98      180.20     131.31
                 10/9/97   196.72      85.25      181.32     130.96
                 10/10/97  196.45      86.48      181.35     132.78
                 10/13/97  196.70      85.25      182.42     135.12
                 10/14/97  196.05      84.02      181.70     135.21
                 10/15/97  196.17      86.07      181.47     135.55
                 10/16/97  193.86      84.84      180.09     134.39
                 10/17/97  190.54      85.25      177.26     132.93
                 10/20/97  193.17      85.25      178.08     136.11
                 10/21/97  195.90      84.43      181.40     134.79
                 10/22/97  194.76      84.02      180.32     134.65
                 10/23/97  190.76      79.51      178.72     132.36
                 10/24/97  189.19      80.33      176.98     132.04
                 10/27/97  176.07      76.23      168.57     128.41
                 10/28/97  181.35      77.87      168.21     128.66
                 10/29/97  181.99      77.87      171.30     130.34
                 10/30/97  179.46      76.23      167.51     131.03
                 10/31/97  181.62      75.82      166.46     131.81
                 11/3/97   185.87      81.97      170.04     133.01
                 11/4/97   186.60      74.59      170.50     135.36
                 11/5/97   188.13      78.69      169.51     134.26
                 11/6/97   186.82      77.87      167.03     132.61
                 11/7/97   183.46      73.77      163.44     130.60
                 11/10/97  183.16      76.23      162.89     131.04
                 11/11/97  182.18      74.59      163.49     132.09
                 11/12/97  178.19      70.49      161.75     128.71
                 11/13/97  178.83      73.77      161.50     130.12
                 11/14/97  181.66      72.13      162.06     131.07
                 11/17/97  184.77      70.49      162.47     133.43
                 11/18/97  182.91      71.31      160.64     132.85
                 11/19/97  182.03      72.13      159.91     132.48
                 11/20/97  184.53      72.13      162.51     133.16
                 11/21/97  184.31      71.72      162.16     133.78
                 11/24/97  181.17      72.13      161.02     133.80
                 11/25/97  181.34      72.13      162.15     134.31
                 11/26/97  182.12      72.13      161.17     134.76
                 11/28/97  182.00      72.13      162.95     134.34
                 12/1/97   183.76      70.90      162.99     136.63
                 12/2/97   183.57      67.21      164.70     137.07
                 12/3/97   185.07      66.39      163.53     138.36
                 12/4/97   185.09      65.57      165.26     138.67
                 12/5/97   187.46      63.11      166.30     139.70
                 12/8/97   188.20      68.44      167.69     140.21
                 12/9/97   186.11      68.03      168.43     139.36
                 12/10/97  183.51      65.57      166.89     140.65
                 12/11/97  179.97      63.11      164.82     139.24
                 12/12/97  177.77      65.57      164.38     140.26
                 12/15/97  177.24      63.93      164.88     141.84
                 12/16/97  179.41      68.44      165.70     141.92
                 12/17/97  179.75      69.67      167.09     140.89
                 12/18/97  177.50      65.57      165.85     139.70
                 12/19/97  176.88      64.75      162.51     139.40
                 12/22/97  177.37      63.93      162.00     140.00
                 12/23/97  175.97      63.52      160.87     137.63
                 12/24/97  176.13      68.85      160.15     139.04
                 12/26/97  176.67      72.95      160.31     137.88
                 12/29/97  179.23      74.59      160.35     139.49
                 12/30/97  182.79      71.31      162.10     142.04
                 12/31/97  184.29      71.31      165.17     143.90
                  1/2/98   184.09      72.95      165.70     143.39
                  1/5/98   184.91      73.77      165.80     143.83
                  1/6/98   182.07      75.00      165.92     143.81
                  1/7/98   181.35      79.10      164.35     142.11
                  1/8/98   179.94      79.51      164.39     140.45
                  1/9/98   173.86      78.69      160.16     135.67
                  1/12/98  172.93      81.97      161.73     136.18
                  1/13/98  176.44      81.97      162.98     139.07
                  1/14/98  177.90      79.51      163.45     140.14
                  1/15/98  177.58      81.15      163.20     140.30
                  1/16/98  179.80      82.79      166.04     142.84
                  1/20/98  182.69      79.51      165.32     144.45
                  1/21/98  181.76      77.15      162.53     143.01
                  1/22/98  180.09      80.33      163.01     142.25
                  1/23/98  179.51      81.97      161.88     140.68
                  1/26/98  178.09      80.33      162.97     141.73
                  1/27/98  178.88      81.97      164.96     142.02
                  1/28/98  182.19      82.17      163.67     142.56
                  1/29/98  183.37      86.07      165.44     142.91
                  1/30/98  182.82      84.43      165.95     142.93
                  2/2/98   186.70      83.61      169.52     143.26
                  2/3/98   187.52      86.48      172.89     144.41
                  2/4/98   189.08      85.25      174.06     145.21
                  2/5/98   189.27      88.52      174.16     145.45
                  2/6/98   190.16      86.89      175.02     146.06
                  2/9/98   190.07      85.25      175.74     147.63
                  2/10/98  191.94      85.25      175.90     149.37
                  2/11/98  192.65      84.84      175.60     148.95
                  2/12/98  193.41      86.89      173.38     149.65
                  2/13/98  193.72      86.89      172.54     150.01
                  2/17/98  193.03      88.52      173.34     151.27
                  2/18/98  195.08      91.80      174.02     152.15
                  2/19/98  195.72      90.98      173.82     151.77
                  2/20/98  195.47      92.62      174.84     151.57
                  2/23/98  195.95      88.52      174.10     151.08
                  2/24/98  194.27      90.16      172.95     149.20
                  2/25/98  197.25      89.34      173.97     149.66
                  2/26/98  200.22      93.85      173.75     151.13
                  2/27/98  199.74      94.26      175.57     155.97
                  3/2/98   199.55      92.21      176.68     154.83
                  3/3/98   200.30      91.80      177.99     156.28
                  3/4/98   200.15      88.52      178.10     158.17
                  3/5/98   197.58      90.16      176.11     156.69
                  3/6/98   200.50      90.57      180.85     159.30
                  3/9/98   199.19      92.21      181.42     158.70
                  3/10/98  201.48      89.34      182.67     160.26
                  3/11/98  202.88      93.03      185.27     161.65
                  3/12/98  203.70      91.80      192.14     162.79
                  3/13/98  203.85      90.98      190.80     163.35
                  3/16/98  204.44      96.72      190.34     165.15
                  3/17/98  203.86     113.93      190.42     167.43
                  3/18/98  205.15     114.34      191.81     166.63
                  3/19/98  205.47     114.34      191.86     168.81
                  3/20/98  204.61     114.34      193.74     171.21
                  3/23/98  205.32     114.34      192.99     172.13
                  3/24/98  206.61     116.80      194.88     176.24
                  3/25/98  206.87     115.16      196.58     175.94
                  3/26/98  207.26     114.75      196.46     173.85
                  3/27/98  206.60     115.16      197.82     176.10
                  3/30/98  206.06     115.37      199.91     174.37
                  3/31/98  207.69     115.16      202.97     174.53
                  4/1/98   209.96     115.57      201.25     174.36
                  4/2/98   210.53     115.98      201.30     174.05
                  4/3/98   210.08     115.98      199.87     173.19
                  4/6/98   208.19     116.39      200.81     172.47
                  4/7/98   205.54     116.39      198.62     170.70
                  4/8/98   205.46     116.39      195.19     168.34
                  4/9/98   206.46     117.21      197.12     170.38
                  4/13/98  206.60     117.62      196.46     169.42
                  4/14/98  209.44     117.62      197.41     173.65
                  4/15/98  211.58     117.21      198.19     178.30
                  4/16/98  209.75     114.75      196.29     178.11
                  4/17/98  211.73     114.75      196.27     181.37
                  4/20/98  213.05     115.57      194.89     181.34
                  4/21/98  214.18     116.39      195.70     179.01
                  4/22/98  214.18     115.57      195.42     176.78
                  4/23/98  211.57     115.57      193.26     174.65
                  4/24/98  209.52     115.16      192.11     172.37
                  4/27/98  204.40     115.57      187.19     167.89
                  4/28/98  206.54     114.34      189.35     165.36
                  4/29/98  209.25     114.75      191.41     166.24
                  4/30/98  211.89     114.75      194.86     171.31
                  5/1/98   213.50     114.75      196.50     171.66
                  5/4/98   213.76     113.93      195.53     172.13
                  5/5/98   212.86     111.48      193.84     173.69
                  5/6/98   211.51     112.71      194.63     171.62
                  5/7/98   209.98     109.02      197.63     172.15
                  5/8/98   212.35     108.20      197.26     172.79
                  5/11/98  210.96     108.61      196.95     172.77
                  5/12/98  211.20     108.20      196.47     171.64
                  5/13/98  211.38     106.56      197.60     170.77
                  5/14/98  210.96     106.97      196.81     171.63
                  5/15/98  208.51     107.38      194.33     172.01
                  5/18/98  207.05     107.38      195.67     168.47
                  5/19/98  208.50     107.79      195.59     173.26
                  5/20/98  206.97     107.38      195.79     174.68
                  5/21/98  206.43     107.79      195.06     172.66
                  5/22/98  204.33     107.38      193.60     171.88
                  5/26/98  201.08     106.56      190.20     168.89
                  5/27/98  199.81     104.71      187.96     164.72
                  5/28/98  201.96     101.64      188.07     165.50
                  5/29/98  201.29     101.64      189.74     167.26
                  6/1/98   198.33     100.82      186.73     166.68
                  6/2/98   198.80     101.64      188.02     166.36
                  6/3/98   197.87     100.41      188.28     165.64
                  6/4/98   200.04     100.82      187.24     166.77
                  6/5/98   201.57     102.87      189.31     167.48
                  6/8/98   202.24     102.87      190.08     167.89
                  6/9/98   203.17     103.69      188.73     166.17
                  6/10/98  200.05     102.66      183.73     167.21
                  6/11/98  197.48     102.46      182.23     164.06
                  6/12/98  196.54     101.23      180.10     161.97
                  6/15/98  192.69      98.36      178.04     159.14
                  6/16/98  195.17     100.00      178.92     158.67
                  6/17/98  197.49     101.64      180.99     158.43
                  6/18/98  195.97     100.82      180.38     157.79
                  6/19/98  195.20     100.41      179.90     156.38
                  6/22/98  197.75     100.82      179.64     156.07
                  6/23/98  200.10     104.92      181.63     156.62
                  6/24/98  201.02     106.15      181.97     153.80

Notes:
(a) Index consisting of domestic companies chosen by Standard & Poors for market size, liquidity and industry group representation and generally ranging in market capitalization between $200 million and $15 billion
(b) "Automotive Peer Group" is composed of Collins & Aikman Corporation, Johnson Controls Inc., Lear Corporation, and Magna International
(c) "Home Furnishings Peer Group" is composed of Armstrong World Industries Inc., Culp, Inc., Mohawk Industries Inc. and Synthetic Industries L.P.


--------------------------------------------------------------------------------
June 25, 1998               25            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Summary Description of Suds Valuation Methodologies


Comparable Company Analysis

|_| Analysis of valuation parameters for two groups of public companies Beacon considers relevant to Suds from the standpoint that they serve similar customers and markets and in many instances sell products complementary to those of Suds. (See Appendix II for additional detail on comparable companies)

     o Home Furnishings: Armstrong World Industries Inc., Culp, Inc., Mohawk Industries Inc., Synthetic Industries L.P.

     o Automotive Interior Components: Collins & Aikman Corporation, Johnson Controls Inc., Lear Corporation, Magna International

|_| Comparable companies' Aggregate Values (market equity plus net debt) were compared to trailing 12 month results excluding one-time items, including Sales, EBITDA, EBIT and Net Book Capital, to derive valuation multiples. Equity values for the comparable companies were compared to trailing 12 month and analyst consensus forecast Earnings per Share to derive valuation multiples. Beacon believes equity market investors focus most closely on Aggregate Value to EBITDA and EBIT multiples and Equity Value to Earnings per Share multiples in forming views on appropriate valuation levels for specific companies, and these parameters were applied to Suds Management forecast results

|_| Extensive historical Aggregate Value to trailing twelve month EBITDA multiple data for the Home Furnishings and Automotive Interior Components comparable companies were also evaluated


--------------------------------------------------------------------------------
June 25, 1998               26            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Summary Description of Suds Valuation Methodologies (Continued)


Comparable Transactions Analysis

|_| Analysis of valuation parameters for transactions involving home furnishings companies and automotive interior components companies (See pages 30 and 33 for transactions reviewed)

|_| Aggregate Consideration paid (price paid for equity plus net debt assumed) for each comparable transaction target was compared to trailing 12 month (prior to the transaction announcement) results excluding one-time items, including Sales, EBITDA, EBIT and Net Book Capital, to derive valuation multiples. Equity values for the comparable transaction targets were compared to trailing 12 month Net Income to derive valuation multiples. As with the Comparable Company Analysis, Aggregate Value to EBITDA and EBIT multiples and Equity Value to Net Income were applied to Suds Management forecast 1998 results

Discounted Value Of Potential Future Equity Market Prices

|_| Estimate of potential Suds equity market prices at the beginning of 1999 and 2000 assuming the Company were to trade in a range of Aggregate Value to trailing EBITDA multiples determined by reviewing historical valuation multiple data for comparable companies and Suds. Forecast future values were discounted to the present using a 14% equity discount rate. Beacon utilized Suds Management 1998 and 1999 forecast EBITDA and year-end net debt figures in its analysis

Premiums Paid Analysis

|_| Premiums paid in "going private" transactions announced since 1994 were analyzed by examining offer prices compared to prior day and one-month prior closing prices. Beacon applied these premiums to implied Suds equity values derived from 1998 and 1999 forecast EPS-based valuations for the comparable companies


--------------------------------------------------------------------------------
June 25, 1998               27            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Summary Description of Valuation Methodologies (Continued)


Discounted Cash Flow ("DCF") Analysis

|_| Calculates the present value of i) Suds' free cash flows between 1998 and 2002 and ii) a terminal value which is estimated as a multiple of year 2002 EBITDA. Beacon used Suds Management forecasts in its analysis. The rate of return, or the discount rate, used to discount the unlevered free cash flows is determined by using a weighted average cost of capital analysis. Beacon considered weighted average cost of capital analyses for the comparable companies and Suds' current equity beta in estimating an appropriate cost of capital range

     o Key DCF valuation parameters used include: Weighted average cost of capital discount rates of 10% to 12% and EBITDA terminal multiples of 6.5x to 7.5x

Leveraged Buyout Analysis ("LBO")

|_| Analyzes forecasts of income statements, balance sheets and cash flows in order to determine the price a third-party financial buyer could potentially afford to pay based on assumptions regarding capital structure, interest rates, debt repayment requirements and required equity rates of return. LBO analyses were performed using Suds Management projections and do not contemplate the impact of Trace-specific financing structures or management fees

     o Key LBO valuation parameters include: Target equity return of approximately 25% to 30% and EBITDA exit multiples of 6.5x to 7.5x


--------------------------------------------------------------------------------
June 25, 1998               28            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Comparable Companies Analysis - Home Furnishings Industry


($ in millions, except per share amounts)

                                                                                              Equity Value
                                                                                            As a Multiple of:
                                                                                ----------------------------------------
                                             Share Price                                 Net Income
                                       LTM      as of    Equity    Aggregate    ------------------------------      Book
Company                               Ended    6/24/98    Value     Value(a)     LTM     1998E(b)     1999E(b)     Value
-------------------------------      -------   -------   ------     --------    -----    --------     --------     -----
Armstrong World Industries Inc.      3/31/98   $75.38    $3,017     $3,346      15.1x     13.0x        11.8x       3.64x
Culp, Inc.(d)                         2/1/98    12.44       158        303       9.7      11.0         11.3        1.30
Mohawk Industries Inc.               3/28/98    31.19     1,632      1,913      20.7      18.3         15.9        3.86
Synthetic Industries, Inc.           3/31/98    13.94       123        407        NM       6.5          5.6        1.75

                                                                --------------------------------------------------------
                                                                Statistics
                                                                ----------
                                                                Mean:           15.2x     12.2x        11.1x       2.64x
                                                                Median:         15.1      12.0         11.5        2.69
                                                                High:           20.7      18.3         15.9        3.86
                                                                Low:             9.7       6.5          5.6        1.30
                                                                --------------------------------------------------------
Memo 1:
------------------------------------------------------------------------------------------------------------------------
Suds Pro Forma LTM(e)                3/31/97   $16.19      $405     $1,175        NA      11.2x        9.5x          NM
------------------------------------------------------------------------------------------------------------------------
Suds Management 1998F(f)                  --    16.19       405      1,175        --       8.5x        7.4x          NM
------------------------------------------------------------------------------------------------------------------------


                                                Aggregate Value                                                Capital.
                                               As a Multiple of:                  LTM Margin Comparisons:        Data
                                   ----------------------------------------     --------------------------    ----------

                                    LTM       LTM       LTM      Net Book                                      Net Debt/
Company                            Sales     EBITDA     EBIT     Capital(c)     Gross     EBITDA     EBIT     Agg. Value
-------------------------------    -----     ------     -----    ----------     -----     ------     -----    -----------
Armstrong World Industries Inc.    1.50x      6.9x       9.5x      2.89x        33.6%      21.9%     15.9%       9.8%
Culp, Inc.(d)                      0.68       6.6        9.7       1.14         18.1%      10.3%      7.0%      47.8%
Mohawk Industries Inc.             0.98       8.8       12.1       2.72         23.1%      11.2%      8.1%      14.7%
Synthetic Industries, Inc.         1.14       6.1        8.6       1.15         32.5%      18.8%     13.3%      69.8%

                                   -------------------------------------------------------------------------------------


                                   1.08x      7.1x      lO.Ox      1.97x        26.8%      15.6%     11.1%      35.5%
                                   1.06       6.7        9.6       1.93         27.8%      15.0%     10.7%      31.3%
                                   1.50       8.8       12.1       2.89         33.6%      21.9%     15.9%      69.8%
                                   0.68       6.1        8.6       1.14         18.1%      10.3%      7.0%       9.8%
                                   -------------------------------------------------------------------------------------
Memo 1:
------------------------------------------------------------------------------------------------------------------------
Suds Pro Forma LTM(e)              0.92x      7.9x      10.3x      1.78x          NA       11.5%      8.9%        NA
------------------------------------------------------------------------------------------------------------------------
Suds Management 1998F(f)           0.87       6.2        7.6       1.80         17.7%      14.0%     11.5%      65.5%
------------------------------------------------------------------------------------------------------------------------


Notes:
 * Multiples excluded from the calculation of the mean and median. LTM = Latest Twelve Months
(a) Aggregate Value = Equity Value plus Net Debt, where Net Debt equals Debt, Preferred Stock, and Minority Interest, less Cash
(b)  Source: I/B/E/S Mean Earnings Estimates
(c)  Net Book Capital = Book Value plus Net Debt
(d) Includes the results of three acquisitions consolidated only from the effective dates of closing. Culp has announced its results for the fiscal year ended May 3, 1998, but did not disclose sufficient information to update the above analysis
(d)  Pro forma for the acquisition of Crain and sale of Dalton
(f) Per Suds Management forecast for 1998 provided to Beacon on May 15, 1998 (e.g., EBITDA of approximately $190 million). EPS based on fully diluted estimates




--------------------------------------------------------------------------------
June 25, 1998               29            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Comparable Transactions Analysis - Home Furnishings Industry


($ in millions, except per share amounts)

                                                                                                               Equity Consideration
                                                                                                               as a Multiple of LTM:
                                                                                             Consideration     ---------------------
Effective                                                                                 -------------------      Net        Book
  Date     Target/Acquiror                                                                Equity    Aggregate     Income      Value
---------  -----------------------------------------------------------------------------  ------    ---------  -----------  --------
 Dec-97    Crain Industries, Inc./Foamex International Inc.(e)                             $115        $214         NM       3.15x
             (Manufactures flexible polyurethane foam and foam products)

 Jul-97    Mastercraft Group (Collins & Aikman Corp.)/Joan Fabrics Corp.                    310         310         NA          NA
             (Manufacturer of flat-woven upholstery fabrics)

 Feb-97    Floorcoverings Division (Collins & Aikman Corp.)/Investor Group                  196         196         NA          NA
             (Manufacturer of various floorcoverings)

 Aug-96    Home Furnishings Group (Masco)/Furnishings International Inc.                    765       1,050         NA          NA
             (Manufacturer of residential furniture and decorative fabrics)

 Apr-96    Graniteville Company (Triarc Co.)/Avondale Mills Inc.                            255         255         NA          NA
             (Manufacturer of various textiles)

 Dec-95    Thomasville Furniture Industries, Inc.(a)/INTERCO                                331         339      14.3x       10.54*
             (Manufacturer of various home furnishings)

 Nov-95    Syroco Inc. (Syratech Corp.)/Markey PLC                                          140         140         NA          NA
             (Manufacturer of household furniture and accessories)

 Jan-95    Corsair Inc./La-Z-Boy Chair Company                                               73          73         NA          NA
             (Manufacturer of upholstered furniture)

 Jan-95    Galaxy Carpet Mills, Inc. (Peerless Carpet Corp.)/Mohawk Industries, Inc.         43          92         NM        1.32
             (Manufactures tufted carpets primarily for residential use)

 Dec-94    Raytex Division (Golding Indsutries, Inc.)/Cone Mills Corp.                       58          64         NA          NA
             (Manufactuer of fabrics used in home furnishings)

 Feb-94    Aladdin Mills, Inc./Mohawk Industries, Inc.                                      310         387       16.0        4.12
             (Manufactures carpets and rugs for residential and commercial use)

 Nov-93    Perfect Fit/Foamex International Inc.                                             21          69         NA          NA
             (Manufacturer of home comfort and furnishings products)

 Sep-93    Hanes Holding Company(b)/Legget & Platt                                           63         116       14.8        3.67
             (Manufacturer of woven fabrics and dies mainly for the furniture industry)

 Jul-93    Carpet Division (Fieldcrest Cannon, Inc.)/Mohawk Industries, Inc.                140         140         NA        0.93
             (Manufacturer of carpets and rugs)

 May-93    Great Western Foam Products Corp./Foamex International Inc.                       28          38         NA          NA
             (Manufacturer and distributor of foam and foam products in the western U.S.)

 Apr-93    Vintage Yarns, Inc./Unifi, Inc.(c)                                               275         342        4.9*       3.74
             (Manufacturer of yarns)

 Mar-93    General Felt Industries, Inc./Foamex International Inc.                           30          96         NA          NA
             (Distributor and manufacturer of carpet cushion)

 Oct-92    Horizon Industries, Inc./Mohawk Industries, Inc.                                  87         130       24.9*       1.53
             (Manufacturer of residential carpets and rugs)

                                                                                                 -----------------------------------
                                                                                                 Statistics
                                                                                                 ----------
                                                                                                 Mean:            15.0x       2.64x
                                                                                                 Median:          14.8        3.15
                                                                                                 High:            16.0        4.12
                                                                                                 Low:             14.3        0.93
                                                                                                 -----------------------------------


                                                                                                    Aggregate Consideration
                                                                                                     as a Multiple of LTM:
                                                                                            ----------------------------------------
Effective                                                                                                                 Net Book
  Date     Target/Acquiror                                                                  Sales      EBITDA    EBIT     Capital(d)
---------  -----------------------------------------------------------------------------    -----      ------    -----    ----------
 Dec-97    Crain Industries, Inc./Foamex International Inc.(e)                               0.66x       7.4x     14.3x      1.58x
             (Manufactures flexible polyurethane foam and foam products)

 Jul-97    Mastercraft Group (Collins & Aikman Corp.)/Joan Fabrics Corp.                     1.08         NA        NA         NA
             (Manufacturer of flat-woven upholstery fabrics)

 Feb-97    Floorcoverings Division (Collins & Aikman Corp.)/Investor Group                   1.43         NA        NA         NA
             (Manufacturer of various floorcoverings)

 Aug-96    Home Furnishings Group (Masco)/Furnishings International Inc.                     1.88         NA        NA         NA
             (Manufacturer of residential furniture and decorative fabrics)

 Apr-96    Graniteville Company (Triarc Co.)/Avondale Mills Inc.                             0.51         NA        NA         NA
             (Manufacturer of various textiles)

 Dec-95    Thomasville Furniture Industries, Inc.(a)/INTERCO                                 0.64         NA       8.7       8.60*
             (Manufacturer of various home furnishings)

 Nov-95    Syroco Inc. (Syratech Corp.)/Markey PLC                                           1.47         NA      10.9         NA
             (Manufacturer of household furniture and accessories)

 Jan-95    Corsair Inc./La-Z-Boy Chair Company                                               0.73         NA        NA         NA
             (Manufacturer of upholstered furniture)

 Jan-95    Galaxy Carpet Mills, Inc. (Peerless Carpet Corp.)/Mohawk Industries, Inc.         0.46       12.5*       NM       1.13
             (Manufactures tufted carpets primarily for residential use)

 Dec-94    Raytex Division (Golding Indsutries, Inc.)/Cone Mills Corp.                         NA         NA        NA         NA
             (Manufactuer of fabrics used in home furnishings)

 Feb-94    Aladdin Mills, Inc./Mohawk Industries, Inc.                                       0.84        7.7      10.1       2.54
             (Manufactures carpets and rugs for residential and commercial use)

 Nov-93    Perfect Fit/Foamex International Inc.                                             0.79       10.3      17.3       1.43
             (Manufacturer of home comfort and furnishings products)

 Sep-93    Hanes Holding Company(b)/Legget & Platt                                           0.75        6.0       7.2       1.66
             (Manufacturer of woven fabrics and dies mainly for the furniture industry)

 Jul-93    Carpet Division (Fieldcrest Cannon, Inc.)/Mohawk Industries, Inc.                 0.59         NA       6.1       0.93
             (Manufacturer of carpets and rugs)

 May-93    Great Western Foam Products Corp./Foamex International Inc.                       0.42        5.2       6.9       3.73
             (Manufacturer and distributor of foam and foam products in the western U.S.)

 Apr-93    Vintage Yarns, Inc./Unifi, Inc.(c)                                                2.01         NA       5.4       2.44
             (Manufacturer of yarns)

 Mar-93    General Felt Industries, Inc./Foamex International Inc.                           0.50        4.7       7.4       1.46
             (Distributor and manufacturer of carpet cushion)

 Oct-92    Horizon Industries, Inc./Mohawk Industries, Inc.                                  0.42        7.5      15.4       1.30
             (Manufacturer of residential carpets and rugs)

                                                                                             -------------------------------------
                                                                                             0.89x       7.0x     10.0x      1.82x
                                                                                             0.73        7.4       8.7       1.52
                                                                                             2.01       10.3      17.3       3.73
                                                                                             0.42        4.7       5.4       0.93
                                                                                             -------------------------------------




                                                                                               LTM
Effective                                                                                     EBITDA
  Date     Target/Acquiror                                                                    Margin
---------  -----------------------------------------------------------------------------      ------
 Dec-97    Crain Industries, Inc./Foamex International Inc.(e)                                 8.9%
             (Manufactures flexible polyurethane foam and foam products)

 Jul-97    Mastercraft Group (Collins & Aikman Corp.)/Joan Fabrics Corp.                        NA
             (Manufacturer of flat-woven upholstery fabrics)

 Feb-97    Floorcoverings Division (Collins & Aikman Corp.)/Investor Group                      NA
             (Manufacturer of various floorcoverings)

 Aug-96    Home Furnishings Group (Masco)/Furnishings International Inc.                        NA
             (Manufacturer of residential furniture and decorative fabrics)

 Apr-96    Graniteville Company (Triarc Co.)/Avondale Mills Inc.                                NA
             (Manufacturer of various textiles)

 Dec-95    Thomasville Furniture Industries, Inc.(a)/INTERCO                                    NA
             (Manufacturer of various home furnishings)

 Nov-95    Syroco Inc. (Syratech Corp.)/Markey PLC                                              NA
             (Manufacturer of household furniture and accessories)

 Jan-95    Corsair Inc./La-Z-Boy Chair Company                                                  NA
             (Manufacturer of upholstered furniture)

 Jan-95    Galaxy Carpet Mills, Inc. (Peerless Carpet Corp.)/Mohawk Industries, Inc.           3.7%
             (Manufactures tufted carpets primarily for residential use)

 Dec-94    Raytex Division (Golding Indsutries, Inc.)/Cone Mills Corp.                          NA
             (Manufactuer of fabrics used in home furnishings)

 Feb-94    Aladdin Mills, Inc./Mohawk Industries, Inc.                                        10.8%
             (Manufactures carpets and rugs for residential and commercial use)

 Nov-93    Perfect Fit/Foamex International Inc.                                               7.7%
             (Manufacturer of home comfort and furnishings products)

 Sep-93    Hanes Holding Company(b)/Legget & Platt                                            12.5%
             (Manufacturer of woven fabrics and dies mainly for the furniture industry)

 Jul-93    Carpet Division (Fieldcrest Cannon, Inc.)/Mohawk Industries, Inc.                   9.7%
             (Manufacturer of carpets and rugs)

 May-93    Great Western Foam Products Corp./Foamex International Inc.                         8.1%
             (Manufacturer and distributor of foam and foam products in the western U.S.)

 Apr-93    Vintage Yarns, Inc./Unifi, Inc.(c)                                                 37.1%
             (Manufacturer of yarns)

 Mar-93    General Felt Industries, Inc./Foamex International Inc.                            10.6%
             (Distributor and manufacturer of carpet cushion)

 Oct-92    Horizon Industries, Inc./Mohawk Industries, Inc.                                    5.6%
             (Manufacturer of residential carpets and rugs)

                                                                                            -----------
                                                                                              12.3%
                                                                                               9.7%
                                                                                              31.7%
                                                                                               5.6%
                                                                                            -----------


See notes on following page


--------------------------------------------------------------------------------
June 25, 1998               30            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Notes To Comparable Transactions Analysis - Home Furnishings Industry
(Previous Page)


* Multiples excluded from calculation of the mean and the median.
  LTM = Latest Twelve Months. Aggregate Consideration is Equity Consideration plus Net Debt (Total Debt less Cash) assumed by the acquiror

(a) Results calculated by annualizing nine months ended September 30, 1995

(b) Results calculated by annualizing six months ended July 3, 1993

(c) Results calculated by annualizing six months ended March 31, 1993

(d) Net Book Capital is book value plus net debt

(e) Based on audited results for January 1 through December 23, 1997 annualized


--------------------------------------------------------------------------------
June 25, 1998               31            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Comparable Companies Analysis - Automotive Interior Components Industry

($ in millions, except per share amounts)


                                                                                                 Equity Value
                                                                                               As a Multiple of:
                                                                                  -----------------------------------------
                                            Share Price                                       Net Income
                                  LTM          as of        Equity   Aggregate    -------------------------------     Book
Company                           Ended       6/24/98       Value    Value (a)     LTM      1998E(b)     1999E(b)     Value
-------                           -----       -------       -----    ---------     ---      --------     --------     -----
Collins & Aikman Corporation     3/28/98       $7.38          $484    $1,215      424.3x*    12.1 x        9.8 x       NM
Johnson Controls Inc.            3/31/98      $55.94        $4,733    $6,114       21.4      16.2         13.8        2.66 x
Lear Corporation (d)             3/28/98      $50.81        $3,409    $4,636       16.7      14.6         12.7        2.74
Magna International Inc. (e)     1/31/98      $68.63        $4,885    $5,024       11.9 *    11.3          9.2        1.37

                                                                      ----------------------------------------------------------
                                                                      Statistics
                                                                      ----------
                                                                      Mean:        19.0 x    13.5 x       11.4 x      2.25 x
                                                                      Median       19.0      13.3         11.3        2.66
                                                                      High:        21.4      16.2         13.8        2.74
                                                                      Low:         16.7      11.3          9.2        1.37
                                                                      ----------------------------------------------------------


                                                   Aggregate Value                                          Capital
                                                   As a Multiple of:            LTM Margin Comparisons:       Data:
                                      ----------------------------------------   ---------------------     ----------

                                       LTM       LTM       LTM      Net Book                               Net Debt/
Company                               Sales     EBITDA     EBIT     Capital (c)  Gross   EBITDA    EBIT    Agg. Value
-------                               -----     ------     ----     -----------  -----   ------    ----    ----------
Collins & Aikman Corporation          0.72 x     7.3 x     11.4 x     1.80 x     14.1%     9.9%     6.3%     60.2%
Johnson Controls Inc.                 0.52       6.2        9.7       1.93       14.8%     8.5%     5.4%     22.6
Lear Corporation (d)                  0.61       6.8        9.5       1.88       10.9%     9.0%     6.4%     26.5
Magna International Inc. (e)          0.60       5.8        8.3       1.35       17.0%    10.3%     7.3%      2.8%


                    ----------------------------------------------------------------------------------------------
                    Statistics
                    ----------
                    Mean:             0.61 x     6.5 x      9.7 x     1.74 x     14.2%     9.4%     6.3%     28.0%
                    Median            0.61       6.5        9.6       1.84       14.5%     9.4%     6.4%     24 5%
                    High:             0.72       7.3       11.4       1.93       17.0%    10.3%     7.3%     60.2%
                    Low:              0.52       5.8        8.3       1.35       10.9%     8.5%     5.4%      2.8%
                    ----------------------------------------------------------------------------------------------



Memo:
Suds Pro Forma LTM (f)  3/31/97     $16.19     $405     $1,175      NA     11.2 x     9.5 x     NM     0.92 x       7.9 x     10.3 x

Suds Management 1998F(G)   --        16.14      405      1,175      --       85        7.4      NM     0.87         6.2        7.6



Suds Pro Forma LTM (f)       1.78 x      NA     11.5%       8.9%     NA

Suds Management 1998F(G)     1.80      17.7%    14.0%      11.5%    65.5%



Notes:
* Multiples excluded from the calculation of the mean and median. LTM = Latest Twelve Months
(a) Aggregate Value = Equity Value plus Net Debt, where Net Debt equals Debt, Preferred Stock, and Minority Interest, less Cash
(b)  Source: I/B/E/S Mean Earnings Estimates
(c)  Net Book Capital = Book Value plus Net Debt
(d) Results include the effect of various significant acquisitions from the date of purchase during fiscal year 1997
(e) Includes the effect of various transactions from the time of the acquisitions
(f)  Pro forma for the acquisition of Crain and sale of Dalton
(g) Per Suds Management forecast for 1998 provided to Beacon on May 15, 1998 (e.g., EBITDA of approximately $190 million). EPS based on fully diluted estimates




--------------------------------------------------------------------------------
June 25, 1998               32            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Comparable Transactions Analysis - Automotive Interior Components Industry


($ in millions, except per share amounts)

                                                                                                Consideration
Effective       Target/Acquirer                                                         ------------------------------
 Date           (Target's Major Products)                                               Equity            Aggregate(a)
 ----           -------------------------                                               ------            ------------
Pending       Becker Group/Johnson Controls Inc.                                          $550                $550
                 (Automotive interior supplier)

 Nov-97        Allied Signal's Safety Restraint Systems Division/Breed
               Technologies Inc.                                                            710                 688
                 (Manufactures seat-belts and airbags)

 Ju1-97        JPS Automotive L.P. (Collins & Aikman)/Safety                                 56                  57
               Components International. Inc.
                 (Manufacturer and supplier of fabric to the airbag industry)

 May-97        Keiper Car Seating Gmbh / Lear Corporation                                    NA                 237
                 (Manufactures seating systems for Mercedes, Audi & VW)

 Dec-96        JPS Automotive L.P. /Collins & Aikman Corporation(a)                          28                 220
                 (Manufactures automotive carpets and synthetic industrial fabrics)

 Aug-96        Douglas & Lomason/Magna International                                        139                 222
                 (Automotive seating systems, frames, covers and mechanisms)

 Aug-96        Foamex(JPS Automotive)/Collins & Aikman                                       22                 220
                 (Automotive interior textile and plastic interior trim)

 Ju1-96        Prince Automotive/Johnson Control Inc.                                     1,269               1,350
                (Automotive interior floor and ceiling consoles, door
                 panels and arm rests)

 May-96       Masland Corp /Lear Corp.                                                      385                 483
                (Automotive interior components)

 Jan-96       Larizza Industries/Collins & Aikman Corporation                               144                 178
                 (Door panels, headrests, floor console and instrument
                 panel components)

 Ju1-95       Automotive Industries/Lear Corp.                                              644                 926
                (Automotive interiors)
 Jan-95       Bostrom Seating Inc./Johnstown America Industries                              19                  32
                (Seating for trucks)
                                                                               Equity Consideration     Aggregate Consideration
                                                                                 As a Multiple of:         As a Muhiple of:
                                                                                 -----------------  --------------------------------
Target/Acquirer                                                                    Net      Book     Net                   Net Book
  (Target's Major Products)                                                       Income    Value   Sales   EBITDA  EBIT  Capital(b)
  -------------------------                                                       ------    -----   -----   ------  ----  ----------
Becker Group/Johnson Controls Inc.                                                    NA       NA    0.42x     NA      NA        NA
   (Automotive interior supplier)

 Allied Signal's Safety Restraint Systems Division/Breed
 Technologies Inc.                                                                  21.8x     3.1x   0.75     9.2x   14.9x      3.3x
   (Manufactures seat-belts and airbags)

 JPS Automotive L.P. (Collins & Aikman)/Safety                                      13.3      1.0    0.76     7.2    11.0       1.0
 Components International. Inc.
   (Manufacturer and supplier of fabric to the airbag industry)

 Keiper Car Seating Gmbh / Lear Corporation                                           NA       NA    0.44      NA      NA        NA
   (Manufactures seating systems for Mercedes, Audi & VW)

 JPS Automotive L.P. /Collins & Aikman Corporation(a)                                 NM      0.3    0.75     5.6     9.6       0.7
   (Manufactures automotive carpets and synthetic industrial fabrics)

 Douglas & Lomason/Magna International                                              12.5      1.5    0.39     8.5    16.6        NA
   (Automotive seating systems, frames, covers and mechanisms)

 Foamex(JPS Automotive)/Collins & Aikman                                             2.5*     0.2*   1.03     5.0     7.1        NA
   (Automotive interior textile and plastic interior trim)

 Prince Automotive/Johnson Control Inc.                                             18.6     10.1*   1.63    10.1    12.3       9.8*
  (Automotive interior floor and ceiling consoles, door
   panels and arm rests)

Masland Corp /Lear Corp.                                                            21.3      3.9    1.04     8.6    12.3       2.5
  (Automotive interior components)

Larizza Industries/Collins & Aikman Corporation                                     10.3      6.6*   0.90     6.9     8.5       3.2
   (Door panels, headrests, floor console and instrument
   panel components)

Automotive Industries/Lear Corp.                                                    17.0      2.7    1.42     8.9    11.9       1.8
  (Automotive interiors)
Bostrom Seating Inc./Johnstown America Industries                                    9.0       NM    0.57     5.3     6.3       2.4
  (Seating for trucks)
                                    ------------------------------------------------------------------------------------------------
                                    Mean:                                          15.5x     2.1x    0.84x    7.5x   11.0x      2.1x
                                    Median:                                         15.1      2.1    0.76     7.9    11.5       2.4
                                    High:                                           21.8      3.9    1.63    10.1    16.6       3.3
                                    Low:                                             9.0      0.3    0.39     5.0     6.3       0.7
                                    ------------------------------------------------------------------------------------------------

Notes:
*    Excluded from the calculation of the mean and median
(a)  Results calculated by annualizing nine months ended September 29, 1996
(b)  Net Book Capital = Book Value plus Net Debt



--------------------------------------------------------------------------------
June 25, 1998               33            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Suds' Five-Year Growth Rates, Average Margins And Returns Appear To Be In The Range Of Or Higher Than Those Of Comparable Home Furnishings Companies

                                                                              Average      Average
                                                Sales           EBITDA        EBITDA         EBIT         Average       Average
                                                Growth          Growth        Margin        Margin         ROE(a)        ROIC(b)
                                                ------          ------        ------        ------         ------        -------
Company:
-----------------------------------
Armstrong World Industries Inc.(c)                (3.4%)          6.9%         18.2%         12.5%         24.1%         24.2%
Culp, Inc.(d)                                     18.7%          28.7%          9.7%          6.1%         ]2.1%         13.5%
Mohawk Industries Inc.(c)                         12.5%          14.1%          9.5%          6.4%         15.7%         17.0%
Synthetic Industries Inc.(c)                      13.2%          13.5%         19.2%         14.0%         13.5%         15.2%

               ---------------------------------------------------------------------------------------------------------------------
                  Mean:                           10.2%          15.8%         14.1%          9.7%         16.4%         17.5%
                  Median:                         12.8%          13.8%         13.9%          9.5%         14.6%         16.1%
               ---------------------------------------------------------------------------------------------------------------------
               Memo 1:
               ---------------------------------------------------------------------------------------------------------------------
                   Suds(e)                        15.8%          17.7%         11.1%          8.0%           NM          14.5%
               ---------------------------------------------------------------------------------------------------------------------
               Memo 2:
               ---------------------------------------------------------------------------------------------------------------------
                   Crain(f)                        9.9%           7.7%          8.7%          5.6%          4.3%          9.2%
               ---------------------------------------------------------------------------------------------------------------------


Notes:
NM = Not Meaningful
All data excludes one-time charges but does not give pro forma effect to all transactions
(a) Return on Equity is Net Income divided by average Shareholders' Equity
(b) Return on Invested Capital is EBIT divided by average Invested Capital (Total Debt plus Shareholders' Equity)
(c) Five-year results based on FY December 31, 1993 - December 31, 1997
(d) Five-year results based on FY ended late April or early May, 1993 - 1997
(e) Four-year results ending December 31, 1997
(f) Three and one-third-year results for the years ended August 24, 1994 and 1995 and December 31, 1996 and 1997


--------------------------------------------------------------------------------
June 25, 1998               34            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Relative To Comparable Automotive Interior Component Companies, Suds' Five-Year Growth Rates And Returns Are Lower, Though Its Margins Are In Line

                                                                              Average      Average
                                                Sales           EBITDA        EBITDA         EBIT         Average       Average
                                                Growth          Growth        Margin        Margin         ROE(a)        ROIC(b)
                                                ------          ------        ------        ------         ------        -------
Company:
-----------------------------------
Collins & Aikman Corporation(c)                    5.7%            4.4%        13.4%         9.5%            NM          37.4%
Johnson Controls Inc.(d)                          15.9%           15.4%         8.7%         5.2%          14.8%         20.2%
Lear Corporation(c)                               39.3%           47.6%         7.8%         5.6%          25.3%         21.0%
Magna International Inc.(c)                       31.1%           27.1%        12.1%         8.7%          20.2%         22.7%

               ---------------------------------------------------------------------------------------------------------------------
               Mean:                              23.0%           23.6%        10.5%         7.3%          20.1%         25.3%
               Median:                            23.5%           21.3%        10.4%         7.2%          20.2%         21.8%
               ---------------------------------------------------------------------------------------------------------------------
               Memo 1:
               ---------------------------------------------------------------------------------------------------------------------
                   Suds(e)                        15.8%           17.7%        11.1%         8.0%            NM          14.5%
               ---------------------------------------------------------------------------------------------------------------------
               Memo 2:
               ---------------------------------------------------------------------------------------------------------------------
                   Crain(f)                        9.9%            7.7%         8.7%         5.6%           4.3%          9.2%
               ---------------------------------------------------------------------------------------------------------------------

Notes:
NM = Not meaningful
All data excludes one-time charges but does not give pro forma effect to all transactions
(a) Return on Equity is Net Income divided by average Shareholders' Equity
(b) Return on Invested Capital is EBIT divided by average Invested Capital (Total Debt plus Shareholders' Equity)
(c) Five-year results based on FY December 31, 1993 - December 31, 1997
(d) Five-year results based on FY September 30, 1993 - September 30, 1997
(e) Five-year results based on FY July 31, 1993 - July 31, 1997
(f) Four-year results ending December 31, 1997
(g) Three and one-third-year results for the years ended August 24, 1995 and 1996 and December 31, 1996 and 1997


--------------------------------------------------------------------------------
June 25, 1998               35            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Technical Products Is Suds' Smallest But Fastest Growing Strategic Business Unit. Specialty Materials Companies Comparable To Technical Products Appear To Trade At Higher Valuation Multiples Than The Home Furnishings And Automotive Interior Components Comparable Companies

($ in millions, except per share amounts)


                                                                                          Equity Value
                                                                                        As a Multiple of:
                                             Share                          -----------------------------------------
                                             Price                                    Net Income
                                    LTM      as of     Equity  Aggregate    ------------------------------       Book
Company                            Ended    6/24/98     Value   Value(a)    LTM      1998E(b)     1999E(b)      Value
-------                            -----    -------     -----   --------    ---      --------     --------      -----
Chemfab Corporation               3/29/98    $21.00      $164      $156      16.7x     15.9x        14.4x        2.33x
Ferro Corporation(d)              3/31/98    $24.75      $920    $1,131      17.9      14.7         12.6         3.37
Furon Company                      5/2/98    $17.69      $324      $478      15.4      13.6         11.2         3.78
H.B. Fuller                       2/28/98    $53.59      $745    $1,082      20.9      15.7         13.6         2.19
Spartech Corporation(e)            5/2/98    $21.94      $596      $853      19.1      19.2         16.3         4.05
UFP Technologies                  3/31/98     $4.09       $19       $26      14.5        NA           NA         1.33
Uniroval Technology Corporation   3/29/98     $9.13      $122      $207      23.5        NA           NA         2.99
      ----------------------------------------------------------------------------------------------------------------
      Statistics
      Mean:                                                                  18.3x     15.8x        13.6x        2.86x
      Median:                                                                17.9      15.7         13.6          2.99
      High:                                                                  23.5      19.2         16.3          4.05
      Low:                                                                   14.5      13.6         11.2          1.33
      ----------------------------------------------------------------------------------------------------------------

Memo:
----------------------------------------------------------------------------------------------------------------------
Suds Pro Forma LTM(f)             3/31/97    $16.19       405    $1.175        NA     11.2x         9.5x           NM
----------------------------------------------------------------------------------------------------------------------
Suds Management 1998F(g)             --       16.19       405     1.175      --        8.5x         7.4x           NM
----------------------------------------------------------------------------------------------------------------------

                                                    Aggregate Value
                                                   As a Multiple of:                                                    Capital
                                         --------------------------------------         LTM Margin Comparisons:           Data:
                                                                           Net        ---------------------------      ----------
                                          LTM       LTM          LTM      Book                                          Net Debt/
Company                                  Sales     EBITDA        EBIT   Capital(a)    Gross      EBITDA      EBIT      Agg. Value
-------                                  -----     ------        ----   ----------    -----      ------      ----      ----------
 Chemfab Corporation                      1.55x       7.9x      10.5x      2.51x       34.2%      19.6%      14.8%      (5.3%)
 Ferro Corporation(d)                     0.82        7.0        9.7       2.34        25.9%      11.7%       8.4%      18.7%
 Furon Company                            0.98        7.4       11.4       1.99        32.0%      13.2%       8.6%      32.3%
 H.B. Fuller                              0.82        8.1       12.4       1.60        31.7%      10.2%       6.7%      31.1%
 Spartech Corporation(e)                  1.25       10.0       11.6       2.11        17.1%      12.5%      10.7%      30.2%
 UFP Technologies                         0.57        5.6        9.4       1.23        27.3%      10.1%       6.0%      25.6%
 Uniroval Technology Corporation          0.95        7.5       10.8       1.64        25.9%      12.7%       8.8       41.2%
       ------------------------------------------------------------------------------------------------------------------------
       Statistics
       Mean:                              0.99x       7.6x      10.8x      1.92x       27.7%      12.9%       9.2%      24.8%
       Median:                            0.95        7.5       10.8       1.99        27.3%      12.5%       8.6%      30.2%
       High:                              1.55       10.0       12.4       2.51        34.2%      19.6%      14.8%      41.2%
       Low:                               0.57        5.6        9.4       1.23        17.1%      10.1%       6.0%      (5.3%)
       ------------------------------------------------------------------------------------------------------------------------
Memo:

Suds Pro Forma LTM(f)                    0.92x        7.9x      10.3x      1.78x          NA       11.5%       8.9%        NA
-------------------------------------------------------------------------------------------------------------------------------
Suds Management 1998F(g)                  0.87        6.2        7.6       1.80        17.7%      14.0%      11.5%      65.5%
-------------------------------------------------------------------------------------------------------------------------------

Notes:
* Multiples excluded from the calculation of the mean and median. LTM = Latest Twelve Months
(a) Aggregate Value = Equity Value plus Net Debt, where Net Debt equals Debt, Preferred Stock, and Minority Interest, less Cash
(b)  Source: I/B/E/S Mean Earnings Estimates
(c)  Net Book Capital = Book Value plus Net Debt
(d)  D&A from FY ended 12/31/97.
(e) The results are pro forma for the acquisition of Polycom Huntsman, Inc. for approximately $129 million in March 1998. D&A is not pro forma
(f)  Pro forma for the acquisition of Crain and sale of Dalton
(g) Per Suds Management forecast for 1998 provided to Beacon on May 15, 1998 (e.g., EBITDA of approximately $190 million). EPS based on fully diluted estimates

--------------------------------------------------------------------------------
June 25, 1998               36            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Discounted Future Equity Values Analysis


($ in millions, except per share amounts)

                                                                           Suds Management Forecasts
                                        --------------------------------------------------------------------------------------------
                                                         Equity Value as a Function of                 Equity Value as a Function of
                                                              1998 Forecast EBITDA                           1999 Forecast EBITDA
                                        -------------------------------------------------------------  ----------------------------
     EBITDA Multiple:                        6.5x       7.0x       7.5x      6.5x       7.0x     7.5 x      6.5x      7.0x      7.5x
     Forecast EBITDA                      $180.0     $180.0     $180.0    $190.1     $190.1    $190.1    $201.4    $201.4    $201.4
                                        --------   --------   --------  --------   --------  --------  --------  --------  --------
     Aggregate Value(a)                 $1,170.0   $1,260.0   $1,350.0  $1,235.7   $1,330.7  $1,425.8  $1,309.1  $1,409.8  $1,510.5
     Less: Forecast Net Debt(b)                                      734.7                                          690.5
     Plus: Warrant/Option Proceeds                                    32.2                                           32.2
                                        -------------------------------------------------------------  -----------------------------
     Implied Equity Valuation             $467.5     $557.5     $647.5    $533.1     $628.2    $723.2    $650.8    $751.5    $852.2
     Shares, Warrants & Options (MM)       28.27      28.27      28.27     28.27      28.27     28.27     28.27     28.27     28.27
     Future Per Share Equitv Value        $16.54     $19.72     $22.90    $18.86     $22.22    $25.58    $23.02    $26.58    $30.15
------------------------------------------------------------------------------------------------------------------------------------
Present Value of Future Per Share Equity
 Value At a Discount Rate of 14.0%:(c)    $15.32     $18.27     $21.22    $17.47     $20.59    $23.70    $18.71    $21.60    $24.50
------------------------------------------------------------------------------------------------------------------------------------
     As a Multiple of:(d)
         Suds 1998F Net Income               9.2x      11.0x      12.8x      9.2x      10.9x     12.5x    343.3x    396.4x    449.5x
         Suds 1999F Net Income               8.1        9.7       11.2       9.2       10.9      12.5      11.3      13.0      14.8

Notes:
(a) Aggregate Value is the total enterprise value and is calculated by multiplying the multiple by Suds Management's estimated EBITDA for 1998 and 1999
(b) Net Debt is forecast to be $734.7 million and $690.5 million at the end of 1998 and 1999
(c) Per share equity values discounted back approximately seven months (for 1998 EBITDA-based valuation) and nineteen months (for 1999 EBITDA-based valuation) to the present using an equity discount rate determined by a cost of equity capital analysis for the comparable companies adjusted for Suds' current debt level
(d) Calculated by dividing total equity valuation by Suds Management's forecast fully diluted EPS for 1998 and 1999, respectively


--------------------------------------------------------------------------------
June 25, 1998               37            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Review Of Discounted Cash Flow Analysis Based On Suds Management Projections

|_|  Discount rates were assumed to be 10% to 12%

     o Risk free rate assumed to be approximately 5.5%, the current yield on 10-year Treasury notes

     o Unlevered beta of approximately 0.7, the mean beta for the home furnishings and automotive interior components comparable companies

     o Market risk premium (defined as the average premium of the overall U.S. equity market to the risk-free rate of return, which in turn is defined as the current rate of return on a 10-year U.S. Treasury Bond) of 7.5% per Ibbotson & Associates

     o Equity value as 33.2% of Suds aggregate value based on current company capitalization

|_| The analysis employed a terminal EBITDA multiple range of 6.5x to 7.5x, based on historical and current mean EBITDA multiples for the home furnishings and automotive interior components comparable companies and Suds

|_| Based on March 31, 1998 balance sheet; "Year One" cash flow is based on operating forecasts for remaining nine months of 1998

|_| Current Suds tax NOL of $120 million consumed in shielding year-one operating income


--------------------------------------------------------------------------------
June 25, 1998               38            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis: Implied Per Share Valuations(a)


($ in millions, except per share amounts)


                           Terminal EBITDA Multiple(a)

                                        6.5x           7.0x           7.5x
                              --------------------------------------------
                      10.0%          $20.54         $23.21         $25.88
           Discount
             Rate     11.0%           19.00          21.57          24.13

                      12.0%           17.53          19.99          22.46


                          Terminal EBITDA Multiple(b)

                                        6.5x           7.0x           7.5x
                              --------------------------------------------
                      10.0%          $20.30         $22.97         $25.63
           Discount
             Rate     11.0%           18.76          21.32          23.89

                      12.0%           17.28          19.75          22.22


Notes:
(a) Based on Suds Management 1998 EBITDA forecast of approximately $190 million
(b) Based on Suds Management 1998 EBITDA forecast of approximately $180 million


--------------------------------------------------------------------------------
June 25, 1998               39            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Leveraged Buyout Analysis Assumptions


($ in millions)

|_| Trace capital structure, adjusted to exclude Trace-specific debt items, deemed representative financing for a third-party leveraged buyout

     o $170 million in total cash and non-cash payments to Trace eliminated completely; no benefit associated with the Trace $185 million NOL is included

     o Holding company LBO discount notes (and associated warrants) eliminated from capital structure completely

     o Total debt set equal to 6.5x EBITDA of approximately $170 million; all incremental funds invested by LBO investor as equity

     o Financing costs set proportional to total debt required (i.e., elimination of debt associated with payments to Trace reduces fees)

|_| LBO investor management fee assumed to be $3 million annually, which is included in calculation of equity returns

|_|  Initial debt levels based on March 31 balance sheet of Suds International


--------------------------------------------------------------------------------
June 25, 1998               40            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Leveraged Buyout Analysis Assuming A Per Share Price Of $18.75


($ in millions)

Suds Management Forecast
------------------------
Terminal Year EBITDA (2002E)                  $226.0       $226.0       $226.0

Terminal Multiple                                6.5x         7.0x         7.5x

--------------------------------------------------------------------------------
Five-Year Internal Rate of Return               16.7%        20.9%        24.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
June 25, 1998               41            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Premiums Paid Analysis - Going Private Transactions Between
$0.2 and $1.5 Billion(a)


($ in millions, except per share amounts)

                                                                                   % Held
   Date                                                                            Prior to    Aggregate    Initial Bid  Per Share
 Announced             Target                                Aquiror             Acquisition    Value         Per Share  Price Paid
 ---------             ------                                -------             -----------    -----         ---------  ----------
  11/17/97    Shared Technologies Fairchild       Intermedia Communications Inc.     20.1%        $503.6      $ 11.25      $15.00
   9/12/97    Western National Corp.              American General Corp.             44.7%       1,215.0        28.75       29.75
   7/30/97    Amdahl Corp.                        Fujitsu Ltd.                       42.0%         924.8        10.57       12.40
   1/30/97    AST Research Inc.                   Samsung Electronics Co. Ltd.       49.0%         495.8         5.10        5.40
  10/30/96    Vons Cos Inc.                       Safeway Inc.                       32.3%       2,251.6        58.12       61.81
   7/17/96    New World Commun Grp (Mafco)        News Corp. Ltd.                    18.4%       2,173.0        23.00       26.83
    6/3/96    Univar Corp                         Pakhoed Holding NV                 28.1%         425.0        17.00       19.45
   5/10/96    Transnational Re Corp.              PXRE Corp.                         22.0%         133.1        23.52       25.91
  10/26/95    Maxtor Corp.                        Hyundai Electronics Industries     33.1%         228.2         5.15        6.70
   8/29/95    Turner Broadcasting System Inc.     Time Warner                        17.8%       6,880.7        29.81       31.78
   7/24/95    AMFED Financial Inc.                Norwest Corp., Minneapolis, MN     21.4%         156.9        30.00       32.00
   4/24/95    Viagene Inc.                        Chiron Corp.                       17.0%         118.8         7.50        9.00
   2/27/95    CCP Insurance Inc.                  Conseco Inc.                       48.1%         273.7        22.50       23.25
   1/18/95    Arcadian Partners LP                Arcadian Corp                      45.0%         428.4        26.00       29.00
  11/16/94    National Gypsum Co.                 Delcor Inc. (Golden Eagle Ind.)    19.5%         937.6        43.50       54.00
   9/12/94    Borden Inc.                         Kohlberg Kravis Roberts & Co.      16.5%       4,643.4        13.50       14.25
   6/29/94    Santa Fe Pacific Corp               Burlington Northern Inc.           36.6%       3,747.5        22.57       28.56
    3/9/94    Dr Pepper/Seven-Up Cos. Inc         Cadbury Schweppes PLC              22.7%       2,366.5        29.00       33.00
                                                  ----------------------------------------------------------------------------------
                                                   Mean                              29.7%
                                                   Median                            25.4%
                                                  ----------------------------------------------------------------------------------

                                                                                  Premiuins Paid
                                                 $ Diffcrence/     Premium of   --------------------
   Date                                            Unaffected     Final Price/  One-Week   One-Month
 Announced             Target                     Share Price(b)  Initial Bid    Prior       Prior
 ---------             ------                     --------------  -----------   --------   ---------
  11/17/97    Shared Technologies Fairchild           32.6%          33.3%       30.4%       22.4%
   9/12/97    Western National Corp.                   3.4%           3.5%        2.4%        1.5%
   7/30/97    Amdahl Corp.                            18.1%          17.3%       22.5%       40.7%
   1/30/97    AST Research Inc.                        6.0%           5.9%        8.0%       29.0%
  10/30/96    Vons Cos Inc.                            8.2%           6.3%       37.4%       44.2%
   7/17/96    New World Commun Grp (Mafco)            25.0%          16.7%       75.2%       65.1%
    6/3/96    Univar Corp                             19.4%          14.4%       54.1%       65.5%
   5/10/96    Transnational Re Corp.                  11.4%          10.2%       24.1%       15.8%
  10/26/95    Maxtor Corp.                            38.2%          30.1%       64.9%       46.8%
   8/29/95    Turner Broadcasting System Inc.          8.8%           6.6%       41.2%       51.3%
   7/24/95    AMFED Financial Inc.                     7.9%           6.7%       26.7%       32.6%
   4/24/95    Viagene Inc.                            26.1%          20.0%       56.5%       45.5%
   2/27/95    CCP Insurance Inc.                       4.2%           3.3%       29.2%       21.6%
   1/18/95    Arcadian Partners LP                    12.6%          11.5%       21.5%       26.1%
  11/16/94    National Gypsum Co.                     30.9%          24.1%       58.8%       59.4%
   9/12/94    Borden Inc.                              6.2%           5.6%       17.5%       14.0%
   6/29/94    Santa Fe Pacific Corp                   29.4%          26.5%       40.2%         NA
    3/9/94    Dr Pepper/Seven-Up Cos. Inc             16.7%          13.8%       37.5%       36.8%
                   ----------------------------------------------------------------------------------
                    Mean                              16.9%          14.2%       36.0%       36.4%
                    Median                            14.6%          12.7%       33.9%       36.8%
                   ----------------------------------------------------------------------------------


Note:
(a) A going private transaction in this analysis is defined as one in which the pre-transaction ownership stake held by the acquirer is at least 15% and the post-transaction ownership stake held by the acquiror is 80% or more of the target company. Source of transactions is Securities Data Corporation


--------------------------------------------------------------------------------
June 25, 1998               42            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Overview Of Financing For The Proposed Transaction


|_| Letters signed on March 16, 1998 by Donaldson, Lufkin & Jenrette ("DLJ") and The Bank of Nova Scotia ("TBNS") outline the following proposed debt structure

     o  Bank Debt

        -  $700 million of borrowings under a Senior Secured Credit Facility

        - $150 million Revolving Credit Facility, primarily for post-closing general corporate and working capital purposes of Suds and Suds Carpet Cushion. (Financial model and forecasts developed by Trace do not reflect any drawings on this Facility at the closing of the proposed Transaction)

     o  Operating Company Notes

        -  $100 million in aggregate principal amount of Senior Unsecured Notes

        -  $310 million in aggregate principal amount of Senior Subordinated
           Notes

     o  Holding Company Notes

        - $75 million in initial accreted value of Senior Discount Notes (non-cash paying securities)

|_| DLJ has stated that it is "highly confident" of its ability to sell the Operating Company Notes and the Holding Company Notes

|_| TBNS has states that it is "highly confident" of its ability to sell the Operating Company Notes

|_| Equity to be composed of rollover of Trace's existing shareholdings in Suds (11.5 million shares). In addition, TBNS will exchange a $16 million promissory note of Trace for a 10% equity interest in Suds Holdings (intermediate company between Suds and operating companies). DLJ anticipates that warrants for up to 5% of the equity of Suds Holdings may need to be provided to purchasers of the Holding Company Notes


--------------------------------------------------------------------------------
June 25, 1998               43            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Overview Of Financing For The Proposed Transaction (Continued)


|_| Interest Coverage Ratios based on Suds Management Forecast and Trace's Proposed Capital Structure(a)


                                          Pro Forma
                                            LTM(b)       1998        1999
                                            ------       ----        ----
EBITDA/Cash Interest                           1.3x        1.8x        1.9x
EBITDA- Cap. Exp./Cash Interest                1.0         1.4         1.6
EBITDA/Total Interest                          1.2         1.6         1.7
EBITDA - Cap. Exp./Total Interest              0.9         1.3         1.4

Memo ($MM)
----------
EBITDA                                      $142.9      $190.1      $201.4
Cash Interest                                107.8       107.8       103.8


|_| Capitalization Rates based on Suds Management Forecast and Trace's Proposed Capital Structure(a)


     Total Debt/Pro Forma LTM EBITDA:   9.0x
     Total Debt/1998F EBITDA:           6.8
     Total Debt/1999F EBITDA:           6.4


Notes:
(a) Adjusted to reflect higher level of debt from Suds' March 31, 1998 balance sheet. For illustrative purposes, based on $18.75 price and Suds' original EBITDA forecast of $190.1 million
(b) Pro forma LTM EBITDA for Suds and Crain combined excluding discontinued operations and one-time items and not taking into account any pro forma cost savings


--------------------------------------------------------------------------------
June 25, 1998               44            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Sources And Uses Of Incremental Funds In Trace's Contemplated Transaction Structure(a)


--------------------------------------------------------------------------------
                                    Uses(a)
--------------------------------------------------------------------------------

Payment to non-Trace common shareholders                                  $228.6
Payment to option/warrant holders                                           22.8
Refinance Suds 9 7/8% notes                                                150.0
Refinance Crain 13.50% notes                                                98.0
Refinance senior credit facility                                           458.3
Transaction fees (b)                                                        55.3
Pre-payment penalties (c)                                                   52.0
Payments to Trace
     Tax sharing payment                      60.0
     Loan by Suds Holding to Trace            42.5
     Transaction fee                          17.5
                                        ----------
     Total Payments to Trace                                               120.0
                                                                     -----------
Total uses                                                              $1,185.0
                                                                     -----------



--------------------------------------------------------------------------------
                                   Sources(a)
--------------------------------------------------------------------------------

Senior notes                                                              $100.0
Senior credit facility                                                     700.0
Junior subordinated notes                                                  310.0
                                                                     -----------
Total operating company debt                                             1,110.0

Public senior discount notes                                                75.0




                                                                     -----------
Total sources                                                           $1,185.0
                                                                     -----------

Notes:
Source: Trace. For illustrative purposes, based on $17 offer made on March 16,
        1998
(a) Trace calculated sources and uses based on year-end balance sheet of Suds, L.P. and Suds Carpet Cushion; additional Suds borrowings of $40-50 million during the first quarter of 1998 suggest that Trace may need to increase the amount of drawn Transaction financing; an additional $150 Senior Revolving Credit Facility has also been committed and is available to fund any incremental draw-down
(b) Trace has indicated to Beacon that an additional $20 million in fees may be incurred depending upon future negotiations between Trace, its advisors and its financing sources
(c) Penalties estimated by Trace to be incurred to tender for and repurchase the Crain 13.50% notes and the Suds 9 7/8% notes; actual amount is subject to negotiation with bondholders


--------------------------------------------------------------------------------
June 25, 1998               45            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Financing Considerations Concerning The Proposed Transaction

|_| The sale of securities by DLJ and TBNS is subject to conditions which include the following:

     o the Purchase Price and other terms and conditions of the Transaction must be substantially the same as originally presented by Trace to DLJ and TBNS

     o no material adverse change in the business conditions, results of operations or prospects of Trace or Suds

     o  satisfactory completion of due diligence

     o satisfactory market conditions for new issuances of high yield debt securities

|_| The letter signed by TBNS and DLJ, in which they severally (and not jointly) commit to provide $510 million and $340 million, respectively, of the Bank Debt (including the $150 million Revolving Credit Facility), contains certain conditions including:

     o no material disruption of or material adverse change in current financial, banking or capital market conditions or the business itself

     o  completion of due diligence

     o satisfaction with the form, scope and substance of the projections provided by Trace to TBNS and DLJ

|_|  $120 million of cash raised in the debt financing is being paid to Trace

     o Payment to Trace of $60 million as compensation for the present value of tax savings benefits to be derived from the future utilization of Trace's $185 million tax NOL as a result of Trace consolidating Suds for tax filing purposes

     o  Payment of $17.5 million as a transaction fee to Trace

     o Loan of $42.5 million from Suds Holding to Trace, terms of which are still to be negotiated

|_| Much of the transaction's complexity results from past actions of Trace and Suds and a desire to achieve favorable tax treatment


--------------------------------------------------------------------------------
June 25, 1998               46            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Appendices


A.  Additional Information on Suds

B.  Comparable Company Summary Descriptions


--------------------------------------------------------------------------------
June 25, 1998               47            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
There Are A Number Of Expenses Incurred By Suds Which Relate To Inter-Company Activities Of Suds And Trace


($ in millions, except per share amounts)


                                                           Suds       Suds
                                                           1997       1998
New York Office Expense                                   Actual     Budget
-----------------------                                   ------     ------

Salary, Other Compensation & Benefits(a)

     Executive                                             $1.5       $1.3
     Finance & Insurance                                    0.4        0.3
     Legal                                                  0.5        0.4 (b)
     Public Relations                                       0.3        0.3
     Secretaries & Other Support                            0.3        0.3
                                                           ----       ----
                   Subtotal                                $2.9       $2.5

Travel & Entertainment                                     $0.2       $0.3
Annual Report                                               0.1        0.3
Professional Services                                       0.3        0.3
Advertising & Promotions                                    0.1        0.3
Rent                                                        0.2        0.2
Miscellaneous Expenses                                      0.3        0.3
                                                           ----       ----
     Total - NY Office                                     $4.1       $4.2
Trace Management Fee                                        2.3        3.0
     Grand Total - NY Office and Management Fee            $6.4       $7.2
                                                           ====       ====

Memo - Aircraft Expense
-----------------------

   Expense of Aircraft to Suds(c)                          $2.8       $3.2
   Cash Expense of Aircraft to Suds(d)                      1.9        2.3

Notes:
All information provided by Suds management
(a) Includes costs of certain individuals who are employees of both Trace and Suds, and, in some cases, of other Trace affiliates
(b) Includes $0.3 million of legal salary, other compensation and benefits categorized in another department for 1998 budget purposes
(c) Includes interest on aircraft debt of $0.8 million and $0.9 million in 1997 and 1998B, respectively
(d) Total expense of aircraft to Suds before depreciation


--------------------------------------------------------------------------------
June 25, 1998               48            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Suds Year To Date Actual EBITDA Through April 1998 Was Slightly Better
Than Budget


($ in millions)


                             Year to Date
                          Through April 1998,                      Variance:
                      ---------------------------                  Actual to
                       Budget             Actual                     Budget
                       ------             ------                     ------
EBITDA                 $50.0               $51.4                      2.7%

Note:
(a) Data provided by Suds management


--------------------------------------------------------------------------------
June 25, 1998               49            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Review Of Suds Analysts Consensus Earnings Forecasts And P/E Multiples For 1996 Earnings Per Share

           IBES 1996 FPrice/Earnings Ratio
          -----------------------------
           1/97      $1.11       17.9 x
          12/96      $1.08       15.3 x
          11/96      $1.08       15.4 x
          10/96      $1.12       14.0 x
           9/96      $1.12       14.5 x
           8/96      $1.04       15.0 x
           7/96      $0.98       12.2 x
           6/96      $0.98       12.5 x
           5/96      $0.96       12.8 x
           4/96      $0.85       14.6 x
           3/96      $0.90       10.6 x
           2/96      $0.90        9.1 x
           1/96      $0.92        7.2 x
          12/95      $0.92        8.0 x
          11/95      $1.02        7.0 x
          10/95      $1.20        6.3 x
           9/95      $1.20        8.6 x
           8/95      $1.20        7.9 x
           7/95      $1.23        7.2 x
           6/95      $1.23        5.9 x
           5/95      $1.35        5.6 x
           4/95      $1.33        6.1 x
           3/95      $1.30        6.2 x
          -----------------------------



        Average P/E Multiple = 10.4 x


--------------------------------------------------------------------------------
June 25, 1998               50            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Review Of Suds Analysts Consensus Earnings Forecasts And P/E Multiples For 1997 Earnings Per Share

                     IBES 1997 FoPrice/Earnings Ratio
                     -----------------------------
                      2/98       $1.17      12.3 x
                      1/98       $1.16      11.1 x
                     12/97       $1.20       9.1 x
                     11/97       $1.20       9.2 x
                     10/97       $1.29       9.0 x
                      9/97       $1.30      10.9 x
                      8/97       $1.40       8.0 x
                      7/97       $1.42       8.1 x
                      6/97       $1.42       9.2 x
                      5/97       $1.41      10.7 x
                      4/97       $1.42      10.1 x
                      3/97       $1.42      11.0 x
                      2/97       $1.43      13.0 x
                      1/97       $1.44      13.8 x
                     12/96       $1.44      11.5 x
                     11/96       $1.39      12.0 x
                     10/96       $1.45      10.8 x
                      9/96       $1.45      11.2 x
                      8/96       $1.39      11.2 x
                      7/96       $1.32       9.1 x
                      6/96       $1.32       9.3 x
                      5/96       $1.28       9.6 x
                      4/96       $1.38       9.0 x
                      3/96       $1.50       6.3 x
                     -----------------------------

                     Average P/E Multiple = 10.2 x


--------------------------------------------------------------------------------
June 25, 1998               51            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Review Of Suds Analysts Consensus Earnings Forecasts And P/E Multiples For 1998 Earnings Per Share



          IBES  1998 FPrice/Earnings Ratio
          -----------------------------
           5/98      $1.44       11.4 x
           4/98      $1.44       12.2 x
           3/98      $1.42       12.4 x
           2/98      $1.42       10.1 x
           1/98      $1.42        9.1 x
          12/97      $1.40        7.8 x
          11/97      $1.43        7.7 x
          10/97      $1.53        7.6 x
           9/97      $1.54        9.2 x
           8/97      $1.63        6.9 x
           7/97      $1.69        6.8 x
           6/97      $1.69        7.8 x
           5/97      $1.68        9.0 x
           4/97      $1.70        8.5 x
           3/97      $1.70        9.2 x
           2/97      $1.70       11.0 x
          -----------------------------


          Average P/E Multiple = 9.1 x


--------------------------------------------------------------------------------
June 25, 1998                52           The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Review Of Comparable Home Furnishings Companies


|_|  Armstrong World Industries Inc.

|_|  Culp, Inc.

|_|  Mohawk Industries Inc.

|_|  Synthetic Industries, Inc.


--------------------------------------------------------------------------------
June 25, 1998                53           The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Armstrong World Industries Inc.


($ in millions, except per share amounts)

Business Description

|_| Armstrong is a manufacturer of interior furnishings, including floor coverings and building products which are sold primarily for use in the furnishings, refurbishing, repair, modernization and construction of residential, commercial and institutional buildings


--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------

Current Trading Price                                                    $75.38
Market Cap                                                              3,017.4
52-Week Stock Price Change                                                 8.7%
Current Aggregate Value/EBITDA                                             6.9x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FY1997 Segment Information
--------------------------------------------------------------------------------

                                                        Sales         % of Total
                                                      --------        ----------
Floor Coverings                                       $1,116.0          50.8%
Building Products                                        754.5          34.3%
Industry Products                                        328.2          14.9%
Ceramic Tile                                               0.0           0.0%
                                                      --------         -----
     Total                                            $2,198.7         100.0%
                                                      ========         =====
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Summary Financial Information
------------------------------------------------------------------------------------------------------------------------------------

                                                     Fiscal Years Ended December 31,               LTM
                                    ----------------------------------------------------------    Ended
                                      1993        1994         1995         1996        1997      3/31/98      CAGR(d)    Average(d)
                                    --------    --------    --------      --------    --------   --------      ---------------------
Sales                               $2,525.4    $2,752.7    $2,084.9(d)   $2,156.4    $2,198.7   $2,223.5      (3.4%)
  % Growth                              (1.0%)       9.0%      (24.3%)         3.4%        2.0%       1.1%
EBITDA                                $348.1      $466.6      $429.2        $407.0      $454.7     $486.6       6.9%
  % Margin                              13.8%       17.0%       20.6%         18.9%       20.7%      21.9%                  18.2%
EBIT                                  $218.1      $333.2      $293.1        $283.3      $322.0     $354.0      10.2%
  % Margin                               8.6%       12.1%       14.1%         13.1%       14.6%      15.9%                  12.5%
Earnings Per Share                     $2.33       $4.64       $3.53         $4.37       $4.50      $4.98      17.9%
  % Growth                             107.5%       99.1%      (23.9%)        23.7%        3.1%      10.7%
Return on Equity(a)                     20.6%       32.3%       21.6%         23.2%       23.1%      24.8%                  24.1%
Return on Invested Capital(b)           17.2%       27.0%       22.9%         24.4%       29.7%      30.3%                  24.2%
Net Debt/Total Capitalization(c)        52.2%       41.6%       24.6%         18.7%       24.6%      28.4%                  32.3%
------------------------------------------------------------------------------------------------------------------------------------

Notes:
(a) Return on Equity is Net Income divided by average Shareholders' Equity
(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity
(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity
(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period


--------------------------------------------------------------------------------
June 25, 1998               54            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Culp, Inc.


($ in millions, except per share amounts)

Business Description

|_| Culp manufactures and markets upholstery fabrics and mattress tickings primarily for use in the furniture (residential, commercial and juvenile) and bedding industries on a worldwide basis


--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
Current Trading Price                                                   $12.44
Market Cap                                                               158.0
52-Week Share Price Change                                              (27.2%)
Current Aggregate Value/EBITDA                                            6.6x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Segment Information
--------------------------------------------------------------------------------

                                                         Sales        % of Total

Textures                                                 $88.2           22.1%
Rossville/Chromatex                                       79.5           19.9%
Velvets/Prints                                           156.5           39.2%
Home Fashions                                             74.7           18.7%
                                                        ------          -----
    Total                                               $398.9          100.0%
                                                        ======          =====

------------------------------------------------------------------------------------------------------------------------------------
                                                    Summary Financial Information
------------------------------------------------------------------------------------------------------------------------------------

                                                  Fiscal Years Ended April or May                  LTM
                                    ----------------------------------------------------------    Ended
                                      1993        1994         1995         1996        1997    2/31/98(d)     CAGR(d)    Average(d)
                                    --------    --------    --------      --------    --------  ----------     ---------------------
Sales                               $200.8      $245.0       $308.0       $351.7      $398.9     $446.6        18.7%
  % Growth                             5.0%       22.0%        25.7%        14.2%       13.4%      12.0%
EBITDA                               $14.9       $23.6        $33.1        $36.6       $40.9      $46.2        28.7%
  % Margin                             7.4%        9.6%        10.8%        10.4%       10.3%      10.3%                     9.7%
EBIT                                  $8.0       $14.8        $21.2        $23.5       $27.4      $31.2        36.2%
  % Margin                             4.0%        6.0%         6.9%         6.7%        6.9%       7.0%                     6.1%
Earnings Per Share                   $0.62       $0.69        $0.87        $0.98       $1.18      $1.25        17.5%
  % Growth                            51.2%       11.3%        26.1%        12.6%       20.4%       5.9%
Return on Equity(a)                    8.6%       13.1%        14.6%        14.4%       14.3%       7.4%                    12.1%

Return on Invested Capital(b)         10.7%       14.4%        15.8%        15.2%       15.6%       9.5%                    13.5%
Net Debt/Total Capitalization(c)      26.2%       48.4%        50.3%        50.0%       40.6%      30.7%                    41.1%
------------------------------------------------------------------------------------------------------------------------------------

Notes:
(a) Return on Equity is Net Income divided by average Shareholders' Equity
(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity
(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity
(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period


--------------------------------------------------------------------------------
June 25, 1998               55            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Mohawk Industries Inc.


($ in millions, except per share amounts)

Business Description

|_| Mohawk designs, manufactures and markets carpet and rugs in a broad range of colors, textures and patterns

|_| Mohawk's operations are vertically integrated from the extrusion of resin into fiber, to the conversion of fiber into yarn and to the manufacture and shipment of finished carpet and rugs


--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------

Current Trading Price                                                    $31.19
Market Cap                                                              1,631.8
52-Week Stock Price Change                                                85.8%
Current Aggregate Value/EBITDA                                            8.8x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Summary Financial Information
------------------------------------------------------------------------------------------------------------------------------------

                                                  Fiscal Years Ended December 31,                  LTM
                                    ----------------------------------------------------------    Ended
                                      1993        1994         1995         1996        1997     3/28/98       CAGR(d)    Average(d)
                                    --------    --------    --------      --------    --------  ----------     ---------------------
Sales                               $1,188.2    $1,437.4    $1,648.6      $1,795.1    1,901.4    $1,951.8      12.5%
  % Growth                              56.1%       21.0%       14.7%          8.9%       5.9%        2.7%
EBITDA                                $120.0      $148.0      $112.9        $175.5     $203.4      $218.0      14.1%
  % Margin                              10.1%       10.3%        6.8%          9.8%      10.7%       11.2%                   9.5%
EBIT                                   $85.2       $98.5       $60.3        $120.4     $144.2      $157.8      14.0%
  % Margin                               7.2%        6.9%        3.7%          6.7%       7.6%        8.1%                   6.4%
Earnings Per Share                     $0.80       $0.66       $0.26         $0.95      $1.33       $1.51      13.07%
  % Growth                              12.4%      (17.1%)     (59.8%)       260.3%      39.2%       13.4%
Return on Equity(a)                     25.0%       13.4%        5.1%         16.3%      18.8%       19.1%                  15.7%
Return on Invested Capital(b)           22.4%       16.1%        9.0%         17.2%      20.3%       22.5%                  17.0%
Net Debt/Total Capitalization(c)        58.6%       60.2%       59.5%         53.8%      41.9%       40.0%                  54.8%
------------------------------------------------------------------------------------------------------------------------------------

Notes:
(a) Return on Equity is Net Income divided by average Shareholders' Equity
(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity
(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity
(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period


--------------------------------------------------------------------------------
June 25, 1998                56           The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Synthetic Industries, Inc.


($ in millions, except per share amounts)

Business Description

|_| Synthetic Industries manufactures and markets a wide range of primarily polypropylene-based materials designed for support, strength and stabilization applications

|_| The company's products replace commonly used materials in diverse applications including: floor coverings, geotextiles, erosion control, concrete reinforcement and furniture construction fabrics


--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------

Current Trading Price                                                    $13.94
Market Cap                                                                122.7
52-Week Stock Price Change                                               (27.4%)
Current Aggregate Value/EBITDA                                             6.1x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FY1997 Segment Information
--------------------------------------------------------------------------------

                                                         Sales        % of Total
                                                        ------        ----------
Carpet Backing                                          $166.2          48.1%
Construction/Engineering                                 114.6          33.2%
Technical Textiles                                        64.7          18.7%
                                                        ------         -----
     Total                                              $345.6         100.0%
                                                        ======         =====
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Summary Financial Information
------------------------------------------------------------------------------------------------------------------------------------

                                                     Fiscal Years Ended December 31,               LTM
                                    ----------------------------------------------------------    Ended
                                      1993        1994         1995         1996        1997      3/31/98      CAGR(d)    Average(d)
                                    --------    --------    --------      --------    --------   --------      ---------------------
Sales                               $210.5      $235.0      $271.4        $299.5      $345.6     $355.2        13.2%
  % Growth                             7.5%       11.6%       15.5%         10.4%       15.4%       2.8%
EBITDA                               $42.0       $53.2       $40.3         $54.8       $69.6      $66.9        13.5%
  % Margin                            19.9%       22.6%       14.9%         18.3%       20.2%      18.8%                    19.2%
EBIT                                 $29.9       $40.8       $28.7         $38.5       $51.4      $47.4        14.5%
  % Margin                            14.2%       17.4%       10.6%         12.8%       14.9%      13.3%                    14.0%
Earnings Per Share                      NA          NA          NA         $0.94       $2.10     ($3.16)         NM
  % Growth                              --          --          --            --       124.0%        NM
Return on Equity(a)                    7.2%       22.8%        3.4%         13.1%       21.1%      11.7%                    13.5%
Return on Invested Capital(b)         13.6%       18.1%       11.8%         15.1%       17.5%      13.9%                    15.2%
Net Debt/Total Capitalization(c)      79.3%       76.2%       76.9%         74.7%       67.6%      80.2%                    74.9%
------------------------------------------------------------------------------------------------------------------------------------

Notes:
(a) Return on Equity is Net Income divided by average Shareholders' Equity
(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity
(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity
(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period


--------------------------------------------------------------------------------
June 25, 1998                57           The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Review Of Comparable Automotive Interior Components Companies


|_|  Collins & Aikman Corporation

|_|  Johnson Controls Inc.

|_|  Lear Corporation

|_|  Magna International Inc.


--------------------------------------------------------------------------------
June 25, 1998               58            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Collins & Aikman Corporation

($ in millions, except per share amounts)


Business Description

|_| Collins & Aikman is a global supplier of automotive interior systems, including textile and plastic trim, acoustics and convertible top systems

|_| The company operates in five principal automotive product groups: carpet and acoustics, automotive fabrics, accessory floor mats, convertible top systems and plastic-based interior systems


--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------
Current Trading Price                                                    $7.38
Market Cap                                                               483.9
52-Week Stock Price Change                                               (35.6%)
Current Aggregate Value/EBITDA                                           7.3 x


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Segment Information
--------------------------------------------------------------------------------

                                                        Sales         % of Total
                                                      --------        ----------
Carpet & Acoustics                                      $633.6             38.9%
Automotive Fabrics                                       283.7             17.4%
Accessory Floor Mats                                     134.6              8.3%
Convertible Top Systems                                   86.6              5.3%
Plastic Interior Systems                                 294.3             18.1%
Other                                                    196.5             12.1%
                                                      --------         --------
    Total                                             $1,629.3            100.0%
                                                      ========         ========

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Summary Financial Information
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Fiscal Years Ended
                                      Fiscal Years Ended January 28,           December 28,        LTM
                                    --------------------------------      --------------------    Ended
                                      1993        1994        1995          1996        1997      3/28/98      CAGR(d)    Average(d)
                                    --------    --------    --------      --------    --------   --------      ---------------------
Sales                               $1,305.5    $1,536.0    $1,291.5      $1,055.9    $1,629.3   $1,691.9      5.7%
  % Growth                               2.2%       17.7       (15.9%)       (18.2%)      54.3%       3.8%
EBITDA                                $168.4      $216.7      $191.4        $138.1      $199.9     $167.3      4.4%
  % Margin                              12.9%       14.1%       14.8%         13.1%       12.3%       9.9%                 13.4%
EBIT                                  $110.4      $172.8      $147.8        $102.0      $107.1     $106.6     (0.7%)
  % Margin                               8.5%       11.3%       11.4%          9.7%        6.6%       6.3%                  9.5%
Earnings Per Share                    ($1.18)      $1.13       $3.22         $0.68       $0.05      $0.02       NM
  % Growth                                NM          NM       185.3%        (79.0%)     (92.3%)    (66.8%)
Return on Equity(a)                     14.1%      (13.6%)     (71.7%)       (22.5%)      (2.7%)     (1.4%)               (19.3%)
Return on Invested Capital(b)           27.8%       90.9%       42.6%         13.4%       12.6%      15.2%                 37.4%
Net Debt/Total Capitalization(c)          NM       371.7%      142.3%        120.1%      109.6%     108.3%                185.9%
------------------------------------------------------------------------------------------------------------------------------------

Notes:
(a) Return on Equity is Net Income divided by average Shareholders' Equity
(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity
(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity
(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period


--------------------------------------------------------------------------------
June 25, 1998               59            The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Johnson Controls Inc.

($ in millions, except per share amounts)


Business Description

|_|  Johnson has two primary business segments:

     o Automotive - primary operations consist of its seating and interior systems business

     o Controls - primarily involved in the installation and service of control systems to existing worldwide commercial building market


--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------

Current Trading Price                                                    $55.94
Market Cap                                                              4,723.6
52-Week Stock Price Change                                                31.6%
Current Aggregate Value/EBITDA                                          6114.1x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Segment Information
--------------------------------------------------------------------------------

                                                        Sales         % of Total
                                                      --------        ----------
Automotive                                           $ 8,022.1          72.0%
Controls                                               3,123.3          28.0%
                                                     ---------         -----
     Total                                           $11,145.4         100.0%
                                                     =========         =====
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Summary Financial Information
------------------------------------------------------------------------------------------------------------------------------------

                                                  Fiscal Years Ended September 30,                 LTM
                                    ----------------------------------------------------------    Ended
                                      1993        1994         1995         1996        1997      3/31/98      CAGR(d)    Average(d)
                                    --------    --------    --------      --------    --------   --------      ---------------------
Sales                               $6,181.7    $6,870.5    $8,330.3      $10,009 4   $11,145.4   $11.704.1     15.9%
  % Growth                              19.9%       11.1%       21.2%          20.2%       11.3%        5.0%
EBITDA                                $536.6      $623.5      $737.3         $829.7      $952.0      $993.0     15.4%
  % Margin                               8.7%        9.1%        8.9%           8.3%        8.5%        8.5%                 8.7%
EBIT                                  $298.3      $365.2      $448.8         $500.0      $597.1      $631.0     18.9%
  % Margin                               4.8%        5.3%        5.4%           5.0%        5.4%        5.4%                 5.2%
Earnings Per Share                     $1.49       $1.80       $2.14          $2.55       $2.82       $2.61     17.3%
  % Growth                              10.0%       20.8%       18.6%          19.4%       10.6%       (7.5%)
Return on Equity(a)                     12.1%       14.5%       15.4%          16.5%       16.4%       14.0%                 14.8%
Return on Invested Capital(b)           17.0%       20.6%       22.0%          21.2%       20.9%       19.5%                 20.2%
Net Debt/Total Capitalization(c)        30.1%       32.6%       35.1%          36.8%       44.5%       43.7%                 37.1%
------------------------------------------------------------------------------------------------------------------------------------

Notes:
(a) Return on Equity is Net Income divided by average Shareholders' Equity
(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity
(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity
(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period


--------------------------------------------------------------------------------
June 25, 1998                60           The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------

Lear Corporation

($ in millions, except per share amounts)


Business Description

|_| Lear is the largest supplier of automotive interior systems in the estimated $48 billion global automotive interior systems market and one of the ten largest independent automotive suppliers in the world

|_| Among the company's various products are door panels, seat systems, dash insulator, instrument panels, headliners, seat covers and a variety of interior trim products


--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------

Current Trading Price                                                    $50.81
Market Cap                                                              4,636.5
52-Week Stock Price Change                                                22.8%
Current Aggregate Value/EBITDA                                             6.8x
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Summary Financial Information
------------------------------------------------------------------------------------------------------------------------------------

                                                  Fiscal Years Ended September 30,                 LTM
                                    ----------------------------------------------------------    Ended
                                      1993        1994         1995         1996        1997      3/31/98      CAGR(d)    Average(d)
                                    --------    --------    --------      --------    --------   --------      ---------------------
Sales                               $1,950.3    $3,147.5    $4,714.4      $6,249.1    $7,342.9    $7,651.0      39.3%
  % Growth                              37.1%       61.4%       49.8%         32.6%       17.5%        4.2%
EBITDA                                $140.1      $228.1      $339.5        $521.5      $665.5      $685.5      47.6%
  % Margin                               7.2%        7.2%        7.2%          8.3%        9.1%        9.0%                  7.8%
EBIT                                   $97.6      $169.6      $244.8        $375.8      $481.1      $489.7      49.0%
  % Margin                               5.0%        5.4%        5.2%          6.0%        6.6%        6.4%                  5.6%
Earnings Per Share                     $0.14       $0.96       $1.52         $2.38       $3.05       $3.05     116.2%
  % Growth                                NM       590.3%        575%         56.6%       28.2%       (0.1%)

Return on Equity(a)                     18.7%       46.6%       23.7%         19.0%       18.7%       17.4%                  25.3%
Return on Invested Capital(b)           18.5%       25.0%       20.0%         19.8%       21.8%       20.4%                  21.0%
Net Debt/Total Capitalization(c)        92.2%       70.1%       65.3%         50.7%       47.6%       49.6%                  65.2%
------------------------------------------------------------------------------------------------------------------------------------


Notes:
(a) Return on Equity is Net Income divided by average Shareholders' Equity
(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity
(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity
(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period


--------------------------------------------------------------------------------
June 25, 1998                61           The Beacon Group Capital Services, LLC

PROJECT SUDS                                                        Confidential
--------------------------------------------------------------------------------
Magna International Inc.


Business Description

|_| Magna is a full service supplier of interior and exterior body and chassis systems to every major auto-maker in North America and Europe

|_| The company employs more than 36,000 people at 128 manufacturing divisions and 26 product development and engineering centers throughout the world

($ in millions, except per share amounts)


--------------------------------------------------------------------------------
                               Market Information
--------------------------------------------------------------------------------

Current Trading Price                                                    $68.63
Market Cap                                                              4,884.9
52-Week Stock Price Change                                                15.3%
Current Aggregate Value/EBITDA                                             5.8x
--------------------------------------------------------------------------------


(Canadian$ in millions, except per share amounts)

------------------------------------------------------------------------------------------------------------------------------------
                                                    Summary Financial Information
------------------------------------------------------------------------------------------------------------------------------------

                                                     Fiscal Years Ended July 31,                   LTM
                                    ----------------------------------------------------------    Ended
                                      1993        1994        1995          1996        1997      1/31/98      CAGR(d)    Average(d)
                                    --------    --------    --------      --------    --------   --------      ---------------------
Sales                               $2,606.7    $3,568.5    $4,512.7      $5,856.2    $7,691.8    $8,311.5      31.1%
  % Growth                              10.5%       36.9%       26.5%         29.8%       31.3%        8.1%
EBITDA                                $323.3      $472.7      $562.8        $667.2      $843.9      $859.7      27.1%
  % Margin                              12.4%       13.2%       12.5%         11.4%       11.0%       10.3%                  12.1%
EBIT                                  $218.8      $353.6      $414.4        $476.9      $611.8      $604.3      29.3%
  % Margin                               8.4%        9.9%        9.2%          8.1%        8.0%         73%                  8.7%
Earnings Per Share                     $2.40       $3.81       $5.15         $4,59       $7.61       $5.77      33.5%
  % Growth                              28.1%       58.8%       35.2%        (10.9%)      65.9%      (24.1%)

Return on Equity(a)                     19.6%       21.7%       21.8%         16.3%       21.6%       13.5%                  20.2%
Return on Invested Capital(b)           23.5%       28.2%       24.1%         19.2%       18.4%       15.6%                  22.7%
Net Debt/Total Capitalization(c)        (0.3%)       2.4%       (7.4%)       (16.4%)     (21.8%)       3.8%                  (8.7%)
------------------------------------------------------------------------------------------------------------------------------------

Notes:
(a) Return on Equity is Net Income divided by average Shareholders' Equity
(b) Return on Invested Capital is EBIT divided by average Shareholders' Equity
(c) Net Debt is total debt less cash and Total Capitalization is Net Debt plus Shareholders' Equity
(d) CAGR = Compound Annual Growth Rate. Average is the average of the margins over the stated period
(e) Market information is in US dollars


--------------------------------------------------------------------------------
June 25, 1998                62           The Beacon Group Capital Services, LLC

Highly Confidential



PROJECT SUDS
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Discussion Materials For A Meeting With The
Special Committee Of The Board Of Directors Of Suds


June 25, 1998


                                          The Beacon Group Capital Services, LLC
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PROJECT SUDS                                                        Confidential
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Discussion Agenda


I.    Executive Summary

II.   Overview Of Foamex International Inc. ("Suds" or the "Company")

III.  Valuation Analysis

IV.   Overview Of The Proposed Financing For The Transaction


Appendices

A.    Additional Information On Suds

B.    Comparable Company Descriptions


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June 25, 1998                             The Beacon Group Capital Services, LLC

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PROJECT SUDS                                                        Confidential
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Summary Of Suds Implied Per Share Equity Values Based on Suds
Management Forecasts(e)

($ in millions, except per share amounts)


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                    Comparable Companies Multiples Applied To
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                         LTM Pro Forma and 1998F EBITDA
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Automotive:(a)                               6.5x                6.5x
Home:(b)                                     6.7                 7.1
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                          LTM Pro Forma and 1998F EBIT
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Automotive:(a)                               9.6x                9.7x
Home:(b)                                     9.6                10.0
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                1998F Mulpitples Applied to Suds 1998F Net Income
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Automotive:(a)                              13.3x               13.5x
Home:(b)                                    12.0                12.2
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           1998F Mulpitples Applied to Suds 1998F Net Income + 36%(c)
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Automotive:(a)                              11.3x               11.4x
Home:(b)                                    11.1                11.5
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           1999F Mulpitples Applied to Suds 1999F Net Income + 36%(c)
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Automotive:(a)                              11.3x               11.4x
Home:(b)                                    11.1                11.5

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June 25, 1998              65             The Beacon Group Capital Services, LLC